As filed with the Securities and Exchange Commission on October 11, 2007
1933 Act File No. 333-[     ]
1940 Act File No. 811-21750

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐  PRE-EFFECTIVE AMENDMENT NO.
☐  POST-EFFECTIVE AMENDMENT NO.
and

☑  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑ AMENDMENT NO. 10

Kayne Anderson Energy Total Return Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:
(310) 556-2721

David J. Shladovsky, Esq.
KA Fund Advisors, LLC
1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)

Copies of Communications to:

David A. Hearth, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105-3441
(415) 856-7000

Approximate date of proposed public offering:  From time to time after the effective date of the Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☑

It is proposed that this filing will become effective (check appropriate box):

  ☐  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering	Aggregate	Registration
Being Registered	Registered(1)	Price per Unit	Offering Price(2)	Fee
Common Stock, $0.001 par value per share(3)
Preferred Stock, $0.001 par value per share
Debt Securities
Total			$500,000,000	$15,350

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock, shares of preferred stock and debt securities.

(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $500,000,000.

(3)	Also includes such indeterminate number of shares of common stock as may be issued as a result of stock splits, stock dividends or similar transactions.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC. (the “Registrant”)

CONTENTS OF THE REGISTRATION STATEMENT

This registration statement of the Registrant contains the following documents:

Facing Sheet

Contents of the Registration Statement

Part A — Prospectus and Forms of Prospectus Supplement of the Registrant

Part B — Statement of Additional Information of the Registrant

Part C — Other Information

Signature Page

Exhibits

PART A
PROSPECTUS AND FORMS OF PROSPECTUS SUPPLEMENT OF
REGISTRANT

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED
BASE PROSPECTUS

$500,000,000

Common Stock

Preferred Stock

Debt Securities

We are a non-diversified, closed-end management investment company that began investment activities on June 28, 2005. Our investment objective is to obtain a high total return with an emphasis on current income. Generally, we invest in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “income trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and income trusts, “Energy Companies”).

We may offer, from time to time, up to an aggregate of $500,000,000 in initial offering price of our common stock ($0.001 par value per share), preferred stock ($0.001 par value per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock, preferred stock or debt securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. For more information about the manners in which we may offer our securities, see “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement.

(continued on following page)

Investing in our securities may be speculative and involve a high degree of risk and should not constitute a complete investment program. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 12 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

, 200

We are managed by KA Fund Advisors, LLC, a subsidiary of Kayne Anderson Capital Advisors, L.P. (together, “Kayne Anderson”), a leading investor in Energy Companies. As of August 31, 2007, Kayne Anderson and its affiliates managed approximately $9.0 billion, including approximately $7.7 billion in the securities of Energy Companies.

Our currently outstanding shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KYE”. The net asset value of our common stock at the close of business on September 30, 2007 was $29.42 per share, and the last sale price per share of our common stock on the NYSE on such date was $28.34. See “Market and Net Asset Value Information.”

Shares of common stock of closed-end investment companies frequently trade at discounts to their net asset values. If our common stock trades at a discount to our net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common stock in a relatively short period after purchasing shares in this offering. See “Risk Factors — Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk” at page 15.

On December 22, 2005, we issued an aggregate amount of $300 million of Series A, Series B and Series C Auction Rate Preferred Stock (“ARP Shares”). The ARP Shares are rated “Aaa” and “AAA” by Moody’s Investors Services Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), respectively. As of August 31, 2007, the aggregate amount of ARP Shares represented approximately 23.4% of our total assets. ARP Shares pay adjustable rate dividends, which are redetermined periodically by an auction process. The adjustment period for dividends on ARP Shares could be as short as one day or as long as a year or more. Series A, B and C ARP Shares are on a parity with each other, and are referred to collectively herein as the “ARP Shares.”

Our common stock is junior in liquidation and distribution rights to our debt securities and preferred stock. The issuance of our debt securities and preferred stock represents the leveraging of our common stock. See “Use of Leverage — Effects of Leverage” at page 46, “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” at page 15, and “Description of Capital Stock” at page 55. The issuance of any additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. Our preferred stock will be senior in liquidation and distribution rights to our common stock and will be junior in liquidation and distribution rights to our debt securities. Investors in our preferred stock will be entitled to receive cash dividends at an annual rate that may vary for each dividend period. Our debt securities will be our unsecured obligations and, upon our liquidation, dissolution or winding up, rank: (1) senior to all of our outstanding common stock and any preferred stock (including the ARP Shares); (2) on a parity with our obligations to any unsecured creditors and any unsecured senior securities representing our indebtedness, including any other series of our debt securities offered hereby; and (3) junior to our obligations to any secured creditors, including borrowings under our revolving credit line. Holders of our debt securities will be entitled to receive cash interest payments at an annual rate that may vary for each rate period. We may redeem our debt securities prior to their stated maturity in certain circumstances described in this prospectus and any related prospectus supplement.

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and any prospectus supplement is accurate only as of the respective dates on their front covers. Our business, financial condition, results of operations and prospects may have changed since that date.

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, separately or together in one or more offerings, up to $500,000,000 of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this

i

prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. This prospectus, together with any prospectus supplement, sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus and the related prospectus supplement before deciding whether to invest and retain them for future reference. A statement of additional information, dated [          ], 200  (“SAI”), containing additional information about us, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our stockholder reports and our SAI, the table of contents of which is on page 86 of this prospectus, by calling (877) 657-3863, by accessing our web site (http://www.kayneetr.com), or by writing to us. You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

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PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our securities offered by this prospectus. You should carefully read the entire prospectus, any related prospectus supplement and the SAI, including the documents incorporated by reference into them, particularly the section entitled “Risk Factors” beginning on page 12. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson Energy Total Return Fund, Inc.; “Kayne Anderson” refers to KA Fund Advisors, LLC and its managing member, Kayne Anderson Capital Advisors, L.P. and its predecessor; “Energy Companies” refers to companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “income trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

About Kayne Anderson Energy Total Return Fund, Inc.

We are a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment activities on June 28, 2005. Our common stock is traded on the New York Stock Exchange (the “NYSE”) under the symbol “KYE.” See “Description of Capital Stock” on page 55. Our investment objective is to obtain a high total return with an emphasis on current income. We seek to achieve this objective by investing primarily in securities of companies engaged in the energy industry, including MLPs, MLP affiliates, income trusts and other Energy Companies.

We completed our initial public offering of common stock on June 28, 2005. After the payment of offering expenses and underwriting discounts, we received approximately $715 million from the proceeds of the initial public offering and after subsequent exercises by the underwriters of their over-allotment option, the aggregate net proceeds were approximately $768 million. As of September 30, 2007, we had 32,205,867 shares of common stock outstanding and net assets applicable to our common stock of $948 million

On December 22, 2005, we issued an aggregate amount of $300 million of Series A, Series B and Series C Auction Rate Preferred Stock (“ARP Shares”). The ARP Shares are rated “Aaa” and “AAA” by Moody’s and Fitch, respectively. As of August 31, 2007, the aggregate amount of ARP Shares represented approximately 23.4% of our total assets.

After the payment of offering expenses and underwriting discounts, we received a total of approximately $296 million in net proceeds from the issuance of the ARP Shares.

The Offering

We may offer, from time to time, up to $500,000,000 of our securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. Preferred stock and debt securities (collectively, “senior securities”) may be auction rate securities, in which case the senior securities will not be listed on any exchange or automated quotation system. Rather, investors generally may only buy and sell senior securities through an auction conducted by an auction agent and participating broker-dealers.

While the aggregate number and amount of securities we may issue pursuant to this registration statement is limited to $500,000,000 of securities, our Board of Directors (the “Board of Directors” or the “Board”) may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. The securities may be sold from time to time in one or more transactions at fixed prices, at prevailing market prices at the time of sale, prices related to prevailing market prices, at varying prices determined at the time of sale or at negotiated prices.

We may offer and sell our securities to or through underwriters, through dealers or agents that we designate from time to time, directly to purchasers or through a combination of these methods. If an offering of securities involves any underwriters, dealers or agents, then the applicable prospectus supplement will name the underwriters, dealers or agents and will provide information regarding any applicable purchase price, fee, commission or discount arrangements made with those underwriters, dealers or agents or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Investment Objective

Our investment objective is to obtain a high total return with an emphasis on current income. We will seek to achieve this objective by investing primarily in securities of companies engaged in the energy industry, including MLPs, MLP affiliates, income trusts and other Energy Companies. No assurance can be given that our investment objective will be achieved. See “Investment Objective and Policies” on page 35.

Our Portfolio Investments

We intend to invest at least 80% of our total assets in securities of Energy Companies, principally including MLPs, MLP affiliates, royalty trusts and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

We may invest up to 30% of our total assets in debt securities of Energy Companies, including up to 20% of our total assets in below-investment-grade debt securities of publicly traded Energy Companies which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency. Up to one-sixth of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of Energy Companies.

On a limited basis, we also may use derivative investments to hedge against interest rate and market risks. We also may use short sales to hedge such risks and as part of short sale investment strategies.

As of August 31, 2007, substantially all of our assets were invested in Energy Companies. At that date, 85.2% of our assets were invested in equity securities of Energy Companies and 12.9% of our assets were invested in debt securities of Energy Companies.

About Our Investment Adviser

KA Fund Advisors, LLC (“KAFA”) is our investment adviser, responsible for implementing and administering our investment strategy. KAFA is a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), a SEC-registered investment adviser. As of August 31, 2007, Kayne Anderson and its affiliates managed approximately $9.0 billion, including approximately $7.7 billion in the securities of Energy Companies. Kayne Anderson has invested in Energy Companies since 1998. We believe that Kayne Anderson’s market knowledge and industry relationships enable it to identify and capitalize on investment opportunities in Energy Companies. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

Use of Financial Leverage

The issuance of our debt securities and preferred stock represents the leveraging of our common stock. The issuance of additional common stock offered by this prospectus will enable us to increase the aggregate amount of our leverage. The net asset value of our common stock will be reduced by the fees and issuance costs of any preferred stock we issue. We may make further use of financial leverage through the issuance of additional debt securities and preferred stock offered by this prospectus.

We may leverage through issuance of debt and preferred securities offered hereby, our revolving credit facility, any secured or unsecured revolving credit facility that we establish or other borrowings. The timing and terms of any leverage transactions will be determined by our Board of Directors. The use of leverage involves significant risks and creates a greater risk of loss, as well as potential for more gain, for holders of our common stock than if leverage is not used. Throughout this prospectus, our debt securities, our revolving credit facility, any secured or unsecured revolving credit facility that we establish or other borrowings are collectively referred to as “Borrowings.” See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” at page 15.

Our Borrowings and our preferred stock, including the ARP Shares (each a “Leverage Instrument” and collectively, the “Leverage Instruments”) may constitute, in the aggregate, up to 33 1/3% of our total assets, which includes assets obtained through such financial leverage. Leverage Instruments have seniority in liquidation and distribution rights over our common stock. Costs associated with any issuance of preferred stock are borne immediately by common stockholders and result in a reduction of the net asset value of our common stock. See “Use of Leverage” at page 45.

Because Kayne Anderson’s fee is based upon a percentage of our average total assets, Kayne Anderson’s fee is likely to be higher since we employ leverage. Therefore, Kayne Anderson has a financial incentive to use leverage, which may create a conflict of interest between Kayne Anderson and our common stockholders. There can be no assurance that our leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks. See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” at page 15 and “— Risks Related to Our Senior Securities — Senior Leverage Risk to Preferred Stockholders” at page 18.

Dividends and Interest

As of the date of this prospectus, we have paid dividends to common stockholders every fiscal quarter since inception, portions of which have been characterized as returns of capital for federal income tax purposes. We expect that a portion of the cash payments we receive from our investments will constitute investment company taxable income, and the balance will be return of capital from such investments. We expect that a portion of our future dividends will be treated a return of capital to stockholders for tax purposes. A “return of capital” represents a return of a stockholder’s original investment in shares of our common stock, and should not be confused with a dividend from earnings and profits. We intend to continue to pay quarterly dividends to our common stockholders. Our quarterly dividends, if any, will be determined by our Board of Directors. We will pay dividends and interest on our preferred stock and debt securities, respectively, in accordance with their terms. For more information, see “Dividends” and “Tax Matters” at pages 32 and 66.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we will invest the net proceeds of any sales of securities in accordance with our investment objective and policies within approximately 3 months of receipt of such proceeds. See “Use of Proceeds” at page 11.

Taxation

We have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC.” As a RIC, we (but not our stockholders) generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to our stockholders as dividends. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of assets legally available for distribution. If, in any year, we fail to qualify as a RIC under the applicable tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. See “Tax Matters” at page 66.

Risk Management Techniques

We may, but are not required to, use various hedging and other transactions to seek to manage interest rate and market risks. See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” at page 15, “— Risks Related to Our Senior Securities — Senior Leverage Risk to Preferred Stockholders” at page 18, “— Risks Related to Our Investments and Investment Techniques — Derivatives Risk” at page 28, and “Investment Objective and Policies — Investment Practices — Use of Derivatives” at page 43 in this prospectus and “Our Investments — Our Use of Derivatives, Options and Hedging Transactions,” in our SAI. There is no guarantee we will use these risk management techniques.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

We are a non-diversified, closed-end investment company registered under the 1940 Act, which commenced investment activities on June 28, 2005. Our common stock is traded on the NYSE under the symbol “KYE.” See “Description of Capital Stock” on page 55. Our investment objective is to obtain a high total return with an emphasis on current income. We seek to achieve this objective by investing primarily in securities of companies engaged in the energy industry, including MLPs, MLP affiliates, income trusts and other Energy Companies. We completed our initial public offering of common stock on June 28, 2005. After the payment of offering expenses and underwriting discounts, we received approximately $715 million from the proceeds of the initial public offering and after subsequent exercises by the underwriters of their over-allotment option, the aggregate net proceeds were approximately $768 million. As of September 30, 2007, we had 32,205,867 shares of common stock outstanding and net assets applicable to our common stock of $948 million. On December 22, 2005, we issued an aggregate amount of $300 million of Series A, Series B and Series C Auction Rate Preferred Stock (“Series A, B and C ARP Shares” and, collectively, the “ARP Shares”). The ARP Shares are rated “Aaa” and “AAA” by Moody’s and Fitch, respectively. After the payment of offering expenses and underwriting discounts, we received a total of approximately $296 million in net proceeds from the issuance of the ARP Shares. As of August 31, 2007, the aggregate amount of ARP Shares represented approximately 23.4% of our total assets. The ARP Shares are on a parity with each other.

As of the date of this prospectus, we have paid dividends to common stockholders every full fiscal quarter since inception. The following table sets forth information about dividends we paid to our common stockholders, percentage participation by common stockholders in our dividend reinvestment program and reinvestments and related issuances of additional shares of common stock as a result of such participation (the information in the table is unaudited):

		Percentage of
		Common
		Stockholders
		Electing to	Amount of	Additional Shares
		Participate in	Corresponding	of Common Stock
		Dividend	Reinvestment	Issued through
Dividend Payment	Amount of	Reinvestment	through Dividend	Dividend
Date to Common	Dividend	Program for	Reinvestment	Reinvestment
Stockholders	per Share	Dividend	Program	Program

October 14, 2005	$0.27	60%	$5,251,361	—
January 12, 2006	0.40625	53%	6,888,041	—
April 13, 2006	0.415	48%	6,459,806	—
July 13, 2006	0.44	45%	6,163,946	—
October 13, 2006	0.44	42%	5,798,613	239,513
January 12, 2007	0.445	40%	5,606,666	231,202
April 13, 2007	0.455	37%	5,305,238	192,427
July 12, 2007	0.47	35%	5,268,000	103,000

The following table sets forth information about our authorized securities as of August 31, 2007 (the information in the table is unaudited):

	Amount of Shares	Amount Held by Us	Shares
Title of Class	Authorized	or for Our Account	Outstanding

Common Stock	199,979,000	—	32,205,867
Auction Rate Preferred Stock(1)
Series A	7,000	—	4,000
Series B	7,000	—	4,000
Series C	7,000	—	4,000

(1)	Each share has a liquidation preference of $25,000 ($100,000,000 aggregate liquidation preference for each outstanding series of ARP Shares).

We issued 4,000 shares of our common stock in a private placement to provide us with seed capital prior to our initial public offering. Those shares are held by Kayne Anderson.

Our principal office is located at 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067, and our telephone number is (877) 657-3863.

FEES AND EXPENSES

The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly. The table assumes that we use leverage representing 33 1/3% of our total assets. The Annual Expense table below assumes that total leverage is increased from its level of 27.1% on August 31, 2007 to an assumed level of 33 1/3% by increasing its outstanding ARP shares.

Stockholder Transaction Expenses:
Sales Load Paid by You (as a percentage of offering price)(1)	—%
Offering Expenses Borne by Us (as a percentage of offering price)(2)	—%
Dividend Reinvestment Plan Fees(3)	None
Total stockholder transaction expenses (as a percentage of offering price)(4)	—%

Percentage of Net Assets Attributable to Common Stock
(assumes leverage is increased to 33 1/3%)(5)

Annual Expenses:
Management Fees(6)	1.91%
Interest Payments on Borrowed Funds(7)(10)	0.33%
Dividend Payments on Preferred Stock(8)(9)(10)	2.50%
Other Expenses	0.26%
Total Annual Expenses	5.00%

(1)	The sales load will apply only if the securities to which this prospectus relates are sold to or through underwriters. In such case, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of administering our dividend reinvestment plan are included in Other Expenses. You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders (the “Plan Administrator”), to sell your common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	Total leverage representing 27.1% of our total assets at August 31, 2007 is assumed to increase to 33 1/3% for purposes of calculating annual expenses in the table. The increased leverage is assumed to be from the issuance of ARP shares. The annual expenses in the table assume no additional issuances of common stock and no interest rate swap agreements.

(6)	Under the Investment Management Agreement, effective for periods commencing on or after June 29, 2007, the management fee is calculated at an annual rate of 1.25% of our average total assets. In the table above, management fees are calculated based on average total assets for the nine months ended August 31, 2007 as adjusted for assumed additional leverage equal to 33 1/3%. Annual expenses of 1.91% are calculated as a percentage of net assets attributable to common stock as of August 31, 2007, which results in a higher percentage than the percentage attributable to average total assets. See “Management — Investment Management Agreement” at page 52.

(7)	As of August 31, 2007, we had outstanding borrowings of $47 million on our revolving line of credit. Interest Payments on Borrowed Funds in the table reflect an assumed interest rate of 6.35%, which is based on the average rate for the nine months ended August 31, 2007 and $47 million borrowed under our revolving credit line.

(8)	Dividend payment obligations on our ARP Shares have been hedged in part by interest rate swap agreements. These estimated payments made or received on our interest rate swap agreements are not included in annual expenses. As of August 31, 2007, we had interest rate swap agreements with a notional amount of $160 million. The average interest rate payable under these agreements was 4.65% as compared to the variable benchmark (1-month London Interbank Offered Rate) rate of 5.72%. As of August 31, 2007, our interest rate swap agreements would decrease Annual Expenses by 0.19% of net assets attributable to common stock.

(9)	Dividend Payments on Preferred Stock in the table reflect the dividends paid by us in connection with our ARP Shares as a percentage of our net assets, based on the average dividend rates for the nine months ended August 31, 2007, which rates were as follows: Series A ARP Shares, 5.41%; Series B ARP Shares, 5.45%; and Series C ARP Shares, 5.46% (including 0.25% auction fees).

(10)	As of August 31, 2007, we had $347 million in Leverage Instruments outstanding (ARP Shares with an aggregate liquidation preference of $300 million and $47 million under our revolving line of credit). Such Leverage Instruments represent 27.1% of total assets as of August 31, 2007. In accordance with these leverage assumptions, our expenses would be estimated as follows:

Percentage of Net Assets Attributable to Common Stock
(assumes actual leverage as of August 31, 2007)

Annual Expenses:
Management Fees(a)	1.75%
Interest payments on Borrowed Funds(b)	0.33%
Dividend Payments on Preferred Stock(c)(d)	1.78%
Other Expenses	0.26%
Total Annual Expenses	4.12%

(a)	Under the Investment Management Agreement, effective for periods commencing on or after June 29, 2007, the management fee is calculated at an annual rate of 1.25% of our average total assets. In the table above, estimated management fees are calculated at the annual rate of 1.25% multiplied by our average total assets for the nine months ended August 31, 2007. Annual expenses of 1.75% are calculated as a percentage of net assets attributable to common stock as of August 31, 2007, which results in a higher percentage than the percentage attributable to average total assets. See “Management — Investment Management Agreement” at page 52.

(b)	As of August 31, 2007, we had outstanding borrowings of $47 million on our revolving line of credit. Interest Payments on Borrowed Funds in the table reflect an assumed interest rate of 6.35%, which is based on the average rate for the nine months ended August 31, 2007 and $47 million borrowed under our revolving credit line.

(c)	Dividend payment obligations on our ARP Shares have been hedged in part by interest rate swap agreements. These estimated payments made or received on our interest rate swap agreements are not included in annual expenses. As of August 31, 2007, we had interest rate swap agreements with a notional amount of $160 million. The average interest rate payable under these agreements was 4.65% as compared to the variable benchmark (1-month London Interbank Offered Rate) rate of 5.72%. As of August 31, 2007, our interest rate swap agreements would decrease Annual Expenses by 0.19% of net assets attributable to common stock.

(d)	Dividend Payments on Preferred Stock in the table reflect the dividends paid by us in connection with our ARP Shares as a percentage of our net assets, based on the average dividend rates for the nine months ended August 31, 2007, which rates were as follows: Series A ARP Shares, 5.41%; Series B ARP Shares, 5.45%; and Series C ARP Shares, 5.46% (including 0.25% auction fees).

The purpose of the first table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” at page 48 and “Dividend Reinvestment Plan” at page 34.

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming a [  ]% interest and dividend yield on total assets, a 5% annual appreciation in net assets (prior to reinvestment of dividends and distributions) and expenses based on a management fee of 1.25%. Based on these assumptions, total annual expenses are [  ]% of net assets attributable to our common stock in year 1. The following example also assumes that all dividends and distributions are reinvested at net asset value.

1 Year	3 Years	5 Years	10 Years

$[ ]	$[ ]	$[ ]	$[ ]

(1)	Expenses include the 1.25% annual management fee payable to Kayne Anderson as a percentage of average net assets attributable to our common stock.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value and that we are engaged in leverage of 33 1/3% of total assets, assuming a [  ]% cost of leverage. The example above assumes that total leverage is increased from its level of 27.1% on August 31, 2007 to an assumed level of 33 1/3% by issuing debt securities. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments, excluding the impacts of our interest rate swap agreements at August 31, 2007, plus the weighted average cost of the assumed issuance of debt securities. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the period June 28, 2005 through November 30, 2005 and for the fiscal year ended November 30, 2006, including accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon, contained in the following document filed by us with the SEC are hereby incorporated by reference into, and are made part of, this prospectus: Our Annual Report to Stockholders for the year ended November 30, 2006 contained in its Form N-CSR (filed with the SEC on February 7, 2007). A copy of such Annual Report to Stockholders must accompany the delivery of this prospectus.

MARKET AND NET ASSET VALUE INFORMATION

Our currently outstanding shares of common stock are listed on the NYSE under the symbol “KYE.” Our common stock commenced trading on the NYSE on June 28, 2005.

Our common stock has a limited trading history and has traded both at a premium and at a discount in relation to its net asset value. Our common stock recently has been trading at a discount to net asset value, and there can be no assurance that our common stock will not continue to trade at a discount in the future. Our issuance of common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may put downward pressure on the market price for our common stock. The continued development of alternatives to us as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of our common stock to trade at a premium in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. See “Risk Factors — Risks Related to Our Common Stock — Market Discount From Net Asset Value Risk” on page 15.

The following table sets forth for each of the dates indicated the closing market prices for our shares on the NYSE, the net asset value per share of common stock and the premium or discount to net asset value per share at which our shares were trading. Net asset value is generally determined on the last business day of each calendar month. See “Net Asset Value” on page 53 for information as to the determination of our net asset value.

		Net Asset Value per
	Closing	Share of Common	Premium/(Discount) to
Month Ended	Market Price	Stock(1)	Net Asset Value

June 28, 2005	$25.00	$23.84	4.9%
July 31, 2005	24.95	23.96	4.1
August 31, 2005	24.39	24.06	1.4
September 30, 2005	24.50	24.70	(0.8)
October 31, 2005	22.64	23.59	(4.0)
November 30, 2005	21.10	24.13	(12.6)
December 30, 2005	20.68	23.64	(12.5)
January 31, 2006	23.05	25.18	(8.5)
February 28, 2006	23.37	24.53	(4.7)
March 31, 2006	23.00	24.97	(7.9)
April 30, 2006	23.40	25.46	8.1
May 31, 2006	23.40	25.83	(9.4)
June 30, 2006	23.61	25.77	(8.4)
July 31, 2006	24.69	26.12	(5.5)
August 31, 2006	24.67	26.33	(6.3)
September 30, 2006	24.79	24.77	0.1
October 31, 2006	24.88	25.90	(3.9)
November 30, 2006	25.00	25.44	(1.7)
December 31, 2006	25.95	25.04	3.6

		Net Asset Value per
	Closing	Share of Common	Premium/(Discount) to
Month Ended	Market Price	Stock(1)	Net Asset Value

January 31, 2007	25.77	25.92	(0.6)
February 28, 2007	26.55	26.45	0.4
March 31, 2007	26.71	27.19	(1.8)
April 30, 2007	27.26	28.91	(5.7)
May 31, 2007	28.65	30.31	(5.5)
June 30, 2007	28.95	30.36	(4.6)
July 31, 2007	28.04	30.13	(6.9)
August 31, 2007	26.71	28.45	(6.1)
September 30, 2007	28.34	29.42	(3.7)

Source of market prices: Factset Research Systems, Inc,.

(1)	Based on our net asset value calculated on the close of business on the last day of each calendar month.

As of September 30, 2007, we had 32,205,867 shares of common stock outstanding and our net assets applicable to common stockholders were $948 million.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we will invest the net proceeds of any sales of securities in accordance with our investment objective and policies within approximately three months of receipt of such proceeds. Pending such investment, we anticipate investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.

RISK FACTORS

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential common stockholder should consider before deciding whether to invest in our common stock offered hereby. For additional information about the risks associated with investing in our common stock, see “Our Investments” in our SAI.

Risks Related to Our Business and Structure

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. Kayne Anderson applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy industry. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser” at page 50. We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Kayne Anderson will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients, in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with Energy Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments in Energy Companies, certain employees of Kayne Anderson may become aware of actions planned by Energy Companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an Energy Company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded Energy Company securities.

KAFA also manages Kayne Anderson Energy MLP Investment Company, a closed end investment company listed on the New York Stock Exchange under the ticker “KYN,” and Kayne Anderson Energy Development Company, a business development company listed on the New York Stock Exchange under the ticker “KED,” and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in Energy Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, we and any portfolio company that we control are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any of our directors or officers, our investment adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit our affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to us or any portfolio company that we control certain securities or other property and from lending to and borrowing from us or any portfolio company that we control monies or other properties.

We believe that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as privately negotiated limited partnership interests of the kind in which we invest. As a result, it is possible that the SEC staff may consider that the certain securities investments in private limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, we do not intend to treat any class of securities we hold as “voting securities” unless the security holders of such class have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or we have an economic interest of sufficient size that otherwise gives us the de facto power to exercise a controlling influence over the partnership. We believe this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

As discussed above, under the 1940 Act, we and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to Kayne Anderson is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of Kayne Anderson, our Board of Directors and its Valuation Committee, and a third-party valuation firm will participate in the valuation of our securities. See “Net Asset Value” at page 53.

Certain Affiliations

We are affiliated with KA Associates, Inc., an NASD member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities. In addition, until completion of this offering, we will be precluded from effecting principal transactions with brokers who are members of the syndicate. Unless stated otherwise in the related prospectus supplement, KA Associates, Inc. may be a member of a selling group for an offering of our securities.

Valuation Risk

Market prices may not be readily available for certain of our investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of Kayne Anderson than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for ARP Shares. See “Net Asset Value” at page 53.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities, dividends and interest that we pay can decline.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock” at page 55.

Risks Related to Our Common Stock

Market Discount From Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. The last reported sale price, net asset value per share and percentage discount to net asset value per share of our common stock on September 30, 2007 were $28.34, $29.42 and (3.7)%, respectively. There is no assurance that our common stock will not continue to trade at a discount or that our common stock will in the future again trade at a premium. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock will depend entirely upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of dividends or distributions, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the public offering price.

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments including those offered by this prospectus and any related prospectus supplement, represent the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas, holders of any debt securities or any preferred stock that we may issue, do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior debt securities or preferred stock by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the dividends paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of dividends or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay dividends on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment. In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in our being subject to covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay dividends and other distributions on common stock in certain instances. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Preferred Stock” at page 58.

Risks Related to Our Senior Securities

An investment in our preferred stock or debt securities (collectively, “senior securities”) is subject to the following additional risks:

Interest Rate Risk

Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. Our auction rate senior securities pay dividends or interest based on short-term interest rates. If short-term interest rates rise, dividend or interest rates on our auction rate senior securities may rise so that the amount of dividends or interest payable to holders of our auction rate senior securities would exceed the amount of income from our portfolio securities. This might require us to sell portfolio securities at a time when we otherwise would not do so, which may affect adversely our future earnings ability. While we intend to manage this risk through interest rate transactions, there is no guarantee that we will implement these strategies or that we will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for our senior securities.

Energy Company yields are susceptible in the short-term to fluctuations in interest rates and, like treasury bonds, the prices of Energy Company securities typically increase when interest rates fall and decline when interest rates rise. Because we will principally invest in Energy Company equity securities, the net asset value and market price of our common stock may decline if interest rates rise. See “— Risks Related to Our Investments and Investment Techniques — Energy Sector Risk.” A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for our senior securities.

Certain debt instruments, particularly below-investment-grade securities, may contain call or redemption provisions which would allow the issuer of the securities to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer also may elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Auction Risk

To the extent that senior securities trade through an auction, there are certain risks associated with participating in an auction and certain risks if you try to sell senior securities outside of an auction in the secondary market. These risks will be described in more detail in an applicable prospectus supplement if we issue senior securities pursuant to this registration statement.

Ratings and Asset Coverage Risk

Moody’s and Fitch have assigned ratings of “Aaa” and “AAA” respectively, to our outstanding ARP Shares. To the extent that senior securities offered hereby are rated of similar or the same ratings as those assigned to outstanding ARP Shares, or at all, the ratings do not eliminate or necessarily mitigate the risks of investing in our senior securities. A rating may not fully or accurately reflect all of the credit and market risks associated with a senior security. A rating agency could downgrade our senior securities, which may make your securities less liquid at an auction or in the secondary market, though probably with higher resulting dividend or interest rates. If a rating agency downgrades the ratings assigned to our senior securities, we may be required to alter our portfolio or redeem our senior securities. We may voluntarily redeem our senior securities under certain circumstances to the extent permitted under the terms of such securities, which may require that we meet specified asset maintenance tests and other requirements.

We may offer and issue debt securities hereby, which constitute or will constitute senior securities representing indebtedness, as defined in the 1940 Act. Accordingly, the value of our total assets, less all our liabilities and indebtedness not represented by such debt securities, must be at least equal to 300% of the aggregate principal value of such debt securities. Upon the issuance of our preferred stock, the value of our total assets, less all our liabilities and indebtedness not represented by senior securities must be at least equal, immediately after the issuance of preferred stock, to 200% of the aggregate principal value of any outstanding debt securities and our preferred stock and the ARP Shares.

To the extent that senior securities offered hereby are rated of “investment grade” quality, asset coverage or portfolio composition provisions in addition to, and more stringent than, those required by the 1940 Act may be imposed in connection with the issuance of such ratings. In addition, restrictions have been and may be imposed by the rating agencies on certain investment practices in which we may otherwise engage. Any lender with respect to any additional Borrowings by us may require additional asset coverage and portfolio composition provisions as well as restrictions on our investment practices.

Inflation Risk

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of your investment in our senior securities or the income from that investment will be worthless in the future than the amount you originally paid. As inflation occurs, the real value of our senior securities and dividends payable to holders of our preferred stock or interest payable to holders of our debt securities declines.

Trading Market Risk

Our senior securities will not be listed on an exchange or quoted on any automated quotation system. Instead, to the extent that senior securities trade through an auction, you may buy or sell senior securities at an auction by submitting orders to a broker-dealer that has entered into an agreement with an auction agent, or to a broker-dealer that has entered into a separate agreement with a broker-dealer. Auctions will be held periodically in accordance with the terms of our senior securities. Broker-dealers may maintain a secondary trading market in our senior securities outside of auctions, if any, but may discontinue this activity at any time. There is no assurance that any secondary market that may develop will provide holders of our senior securities with liquidity. We are not required to redeem our senior securities either if an auction or an attempted secondary market sale fails. You may transfer our senior securities outside of auctions only to or through a broker-dealer or to us or any of our affiliates, in certain cases. If you try to sell your senior securities between auctions, if any, you may not be able to sell any or all of your senior securities, or you may not be able to sell preferred stock for the liquidation preference plus accumulated dividends or you may not be able to sell debt securities in the $25,000 increments for which they were purchased plus accrued and unpaid interest. You may receive less than the price you paid for them, especially when market interest rates have risen since the last auction, if any.

Decline in Net Asset Value Risk

A material decline in the net asset value of our common stock may impair our ability to maintain required levels of asset coverage for our senior securities.

Senior Leverage Risk to Preferred Stockholders

Because we may from time to time have outstanding Borrowings and may issue debt securities hereby, which are senior to our preferred stock, we would be prohibited from declaring, paying or making any dividends or distributions on our preferred stock unless we satisfy certain conditions. We are also prohibited from declaring, paying or making any dividends or distributions on common stock unless we satisfy certain conditions. See “Description of Preferred Stock — Limitations on Dividends, Distributions and Redemptions.”

Any of our Borrowings may constitute a substantial burden on our preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions, including with respect to our preferred stock, or purchase or redeem shares, including preferred stock, unless (1) at the time thereof we meet certain asset coverage requirements and (2) there is no event of default under our Borrowings that is continuing. See “Description of Preferred Stock — Limitations on Dividends, Distributions and Redemptions.” In the event of a default under any of our Borrowings, the holders of our debt securities have the right to accelerate the maturity of debt securities and the trustee may institute judicial proceedings against us to enforce the rights of holders of debt securities.

Unsecured Investment Risk to Holders of Our Debt Securities

Our debt securities represent our unsecured obligation to pay interest and principal, when due. We cannot assure you that we will have sufficient funds or that we will be able to arrange for additional financing to pay interest on our debt securities when due or to repay our debt securities at their stated maturity. Our failure to pay interest on our debt securities when due or to repay our debt securities upon their stated maturity would, subject to the cure provisions under the indenture pursuant to which they are issued, constitute an event of default under the indenture and could cause a default under other agreements that we may enter into from time to time. There is no sinking fund with respect to our debt securities, and at their stated maturity, the entire outstanding principal amount of our debt securities will become due and payable. See “Description of Debt Securities — Events of Default and Acceleration of Maturity of Debt Securities; Remedies” at page 61.

Holders of Our Debt Securities May Be Subordinated to Other Debt

The indenture for our debt securities will permit us, in certain circumstances, to incur additional indebtedness, including secured indebtedness. Our debt securities are effectively subordinated in right of payment to any of our secured indebtedness or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation. The full amount of any borrowings incurred under our revolving credit line or any secured revolving credit line that we enter into would be effectively senior to our debt securities because we are required to pledge as collateral, and the lender would have a higher priority perfected lien upon, certain portfolio securities having an aggregate value of not less than our total obligations owed on these borrowings. In the event of our bankruptcy, liquidation or reorganization or upon acceleration of our debt securities, payment on our debt securities could be later or less, ratably, than on any of our secured indebtedness. In these circumstances, holders of obligations secured by liens on collateral will be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before holders of our debt securities, who will only have an unsecured claim against our remaining assets, if any. Our secured indebtedness is combined with our other indebtedness for purposes of determining our compliance with regulatory limits on the incurrence of total leverage.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our securities is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our securities represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in our securities is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our securities. Your securities at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our dividends. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Energy Sector Risk

Certain risks inherent in investing in Energy Companies include the following:

Supply and Demand Risk.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.  Energy reserves naturally deplete as they are produced over time. Many Energy Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves. This is especially true for income trusts which pay out a significant portion of their cash flow and require reinvestment to replace reserves.

Regulatory Risk.  Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.

Commodity Pricing Risk.  The return on our investments in Energy Companies will be dependent on the prices received by those companies or other Energy Companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Acquisition Risk.  The abilities of Energy Companies to grow and to increase distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. In the event that Energy Companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates, negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in adjusted operating surplus per unit. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Interest Rate Risk.  Rising interest rates could cause the yield of our common stock to be less attractive to investors. Moreover, the prices of equity and debt securities of Energy Companies we expect to hold in our portfolio are susceptible in the short-term to decline when interest rates rise. Accordingly, the market price of our common stock may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. In addition, the costs associated with our anticipated use of leverage are likely to increase when interest rates rise.

Affiliated Party Risk.  Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy Company’s parents or sponsors to satisfy their payments or obligations would impact the Energy Company’s revenues and cash flows and ability to make distributions.

Catastrophe Risk.  The operations of Energy Companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

Terrorism/Market Disruption Risk.  The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect Energy Company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distribution facilities could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that energy assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

MLP Risks.  MLPs are exposed to many of the same risks as other Energy Companies, as summarized above. An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

Concentration Risk.  Our investments will be concentrated in one or more industries within the energy sector. The focus of our portfolio on a specific industry or industries within the energy sector may present more risks than if our portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in one or more industries within the energy sector would have a larger impact on us than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector will lag the performance of other industries or sectors or the broader market as a whole.

Risks Associated with Emerging Markets.  Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Industry Specific Risks of Energy Companies

Energy Companies are also subject to risks that are specific to the industry they serve.

Energy Companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Energy Companies with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Energy Companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Energy Companies engaged in the exploration and production business are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive oil, natural gas or other energy reservoirs will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of crude oil, natural gas or other resources, mechanical failures, cratering, and pollution.

Income Trust Risks

Income trusts are exposed to many of the same risks as other Energy Companies, as summarized above. In addition, the value of the equity securities of the income trusts in which we invest may fluctuate in accordance with changes in the financial condition of those income trusts, the condition of equity markets generally, commodity prices, and other factors. Distributions on income trusts in which we may invest will depend upon the declaration of distributions from the constituent income trusts, but there can be no assurance that those income trusts will pay distributions on their securities. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the income trust and general economic conditions.

In many circumstances, the income trusts in which we may invest may have limited operating histories. The value of income trust securities in which we invest will be influenced by factors that are not within our control, including the financial performance of the respective issuers, interest rates, exchange rates, and commodity prices (that will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Canadian limited liability protection laws with regard to Canadian income trusts are determined by the domicile of the income trust. Certain Canadian provinces have passed legislation limiting the liability of investors in Canadian income trusts while other provinces have not passed this legislation. This legislation should better assure the limited liability of investors, however, the legislation does not address potential liabilities arising prior to the date of the implementation of this legislation. In addition, this legislation has not yet been judicially considered and it is possible that reliance on this legislation by an investor could be successfully challenged on jurisdictional or other grounds. It is also unclear whether investors investing in income trusts domiciled in Canadian provinces that have not passed this legislation may be held liable for any default, liability or obligation of the income trust over and above the net underlying assets of the income trust. While the likelihood of an investor in an income trust domiciled in any Canadian province being held liable beyond their original investment is remote, there can be no assurance that we will have limited liability with respect to our investments in Canadian income trusts.

Marine Transportation Companies Risks

Marine transportation (or “tanker” companies) are exposed to many of the same risks as other Energy Companies, as summarized above. In addition, the highly cyclical nature of the tanker industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies.

The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in our portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity.

Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Cash Flow Risk

A substantial portion of the cash flow received by us is derived from our investment in equity securities of Energy Companies. The amount of cash that an Energy Company has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the Energy Company’s operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the Energy Company’s operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an Energy Company has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Tax Risks

In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as qualified dividend income or long-term capital gain or what the tax rates on various types of income or gain will be in future years. The favorable rates on qualified dividend income and long-term capital gains are currently scheduled to increase for certain income received or gains realized for taxable years beginning after December 31, 2010.

In 2007, a new Canadian tax was enacted to levy a general tax (“SIFT Tax”) on the income of specified investment flow-through entities, including royalty trusts and income trusts (collectively referred to as “income trusts”) which fit our investment criteria, distributed to unitholders (undistributed income has always been taxable to income trusts). Distributions of such taxed income are generally taxed as eligible dividends to unitholders. The impact of the SIFT Tax is generally to levy equivalent amounts of income tax on income earned in such entities and distributed to unitholders as would be expected if the same income were earned by a corporation and distributed to its shareholders. Income trusts whose units were publicly traded on October 31, 2006 are not subject to the SIFT Tax until 2011 unless they experience “undue expansion” — which, generally, is equity growth outside certain prescribed limits. We generally incur a 15% Canadian withholding tax with respect to distributions of income from income trusts. We will also incur a 15% tax on the return of capital portion of the distributions paid or credited after 2004 by certain types of income trusts. There is a risk as to whether such tax would qualify as a foreign income tax eligible for the U.S. foreign tax credit. We will invest in income trusts that are “mutual fund trusts” for Canadian income tax purposes.

Failure to Qualify as a Regulated Investment Company.  To qualify as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”), we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest to our stockholders on an annual basis. Any Leverage Instruments currently outstanding or that we issue in the future would subject us to certain asset coverage ratio requirements under the 1940 Act as an investment company, and may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to income tax.

To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of each taxable year. In particular, in order to meet the asset diversification requirement for a RIC, we must diversify our holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. We may issue Leverage Instruments, including the through issuance of debt and preferred securities offered hereby, if necessary to make qualifying investments to satisfy such diversification requirements.

To qualify as a RIC, we must also meet certain income source requirements. In order to meet the income source requirement for a RIC, at least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships. Income derived from a partnership (other than a qualified publicly traded partnership) is treated for purposes of the 90% gross income test as if the income of the partnership was earned directly by the RIC. We may invest in certain equity securities issued by non-traded limited partnerships, and income earned with respect to such partnerships may not be qualifying income for purposes of the 90% gross income test. Although we do not anticipate income from our direct investments in the equity securities of non-traded limited partnerships to exceed the limits set forth above, we cannot be certain that this will be the case. Failure to comply with the 90% gross income test may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in substantial losses.

If, in any year, we fail to qualify as a RIC for any reason, we would be taxed as an ordinary corporation and would remain or become subject to corporate income tax. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special treatment. In such case, distributions to our common stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders, and (ii) for the dividends-received deduction in the case of corporate stockholders.

MLP Tax Risks.  Our ability to meet our investment objective will depend on the level of taxable income and distributions and dividends we receive from the MLP securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at a maximum corporate tax rate of 35%. Therefore, if an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution from such MLP would be reduced. As a result, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return of our investment in such MLP, which would likely cause a reduction in the net asset value of our common stock.

Canadian Income Trusts Tax Risks.  There are certain tax risks associated with the Canadian income trusts in which we may invest. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the value of our investments, as well as on the after-tax income available for distribution by the income trusts, which in turn would reduce the cash available to us for distribution to common stockholders. See “Tax Matters — Certain Canadian Federal Income Tax Considerations” on page 76.

U.S. Royalty Trusts Tax Risks.  There are certain tax risks associated with the U.S. royalty trusts in which we may invest. In particular, certain U.S. royalty trusts are treated as grantor trusts for federal income tax purposes and generally pass through tax items such as income, gain or loss. In such cases, we will be required to monitor the individual underlying items of income that we receive from such grantor trusts to determine how we will characterize such income for purposes of meeting the income distribution requirements applicable to RICs. See “Tax Matters — Qualification as a RIC” on page 66.

Tax Law Change Risk.  Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy Companies in which we invest. Any such changes could negatively impact our common stockholders. For example, new legislation could negatively impact the amount and tax characterization of dividends received by our common stockholders.

Interest Rate Hedging Risk

We may in the future hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to Kayne Anderson’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that Kayne Anderson’s judgment in this respect will be accurate. Depending on the state of interest rates in general, our use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of our common stock. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of our common stock. In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

Risks Associated with an Investment in Non-U.S. Companies

Non-U.S. Securities Risk.  Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Non-U.S. Currency Risk.  Because we intend to invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of our securities and the unrealized appreciation or depreciation of investments.

Currency Hedging Risk.  We may in the future hedge against currency risk resulting from investing in non-U.S. Energy Companies valued in non-U.S. currencies. Currency hedging transactions in which we may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on Kayne Anderson’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. The use of hedging transactions may result in us incurring losses as a result of matters beyond our control. For example losses may be incurred because of the imposition of exchange controls, suspension of settlements or our inability to deliver or receive a specified currency.

Delay in Use of Proceeds

Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time or if we are unable to secure firm commitments for direct placements. Prior to the time we are fully invested, the proceeds of the offering may temporarily be invested in cash, cash equivalents or other securities. Income we received from these securities would likely be less than returns sought pursuant to our investment objective and policies. See “Use of Proceeds” at page 11.

Equity Securities Risk

The equity securities of the Energy Companies in which we invest may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs and income trusts), investors’ perceptions of Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. Also, while not precise, the price of I-Shares and their volatility tend to correlate to the price of common units.

Certain of the Energy Companies in which we may invest may have comparatively smaller capitalizations than other companies. Investing in the securities of smaller Energy Companies presents some unique investment risks. These Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Companies may be less liquid than those of larger Energy Companies and may experience greater price fluctuations than larger Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

Liquidity Risk

Although the equity securities of the Energy Companies in which we invest generally trade on the New York Stock Exchange (“NYSE”), American Stock Exchange (“AMEX”), and the NASDAQ Stock Market (“NASDAQ”), certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, Kayne Anderson is one of the largest investors in our investment sector. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and Kayne Anderson’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act. Although we may invest a relatively high percentage of our assets in a limited number of issuers, in order to qualify as a RIC for federal income tax purposes, we must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. To the extent we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Interest Rate Risk

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields of equity and debt securities of MLPs are susceptible in the short-term to fluctuations in interest rates and, like Treasury bonds, the prices of these securities typically decline when interest rates rise. Accordingly, our net asset value and the market price of our common stock may decline when interest rates rise. Further, rising interest rates could adversely impact the financial performance of Energy Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will range between 30%-50%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Investment Objective and Policies — Investment Practices — Portfolio Turnover” at page 43 and “Tax Matters” at page 66.

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

We may write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us. Early termination of a cap could result in a termination payment to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap or cap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Leverage Instruments, do not exceed 33 1/3% of our total assets. In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of such Leverage Instruments) is at least 300% of the principal amount of such Leverage Instruments. In other words, the principal amount of such Leverage Instruments may not exceed 33 1/3% of our total assets.

The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps or caps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps and caps in connection with any use by us of Leverage Instruments. Under the terms of the outstanding interest rate swap agreements as of August 31, 2007, we are obligated to pay a weighted average fixed interest rate of 4.65% on a notional amount of $160 million. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. Buying interest rate caps could decrease the net earnings of our common stock in the event that the premium paid by us to the counterparty exceeds the additional amount we would have been required to pay had we not entered into the cap agreement.

Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.

Credit Risk.  An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Prepayment Risk.  Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Below Investment Grade and Unrated Debt Securities Risk.  Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Policies” in our SAI.

For a description of the ratings categories of certain rating agencies, see Appendix C to our SAI.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the Energy Companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status;

•	the tax status of the Energy Companies in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions and dividends from the Energy Companies in which we intend to invest.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us.

DIVIDENDS

As of the date of this prospectus, we have paid dividends to common stockholders every full fiscal quarter since inception, on the dates and in the respective amounts set forth below:

Dividend Payment Date to Common Stockholders	Amount per Share

October 14, 2005	$0.27
January 12, 2006	0.40625
April 13, 2006	0.415
July 13, 2006	0.44
October 13, 2006	0.44
January 12, 2007	0.445
April 13, 2007	0.455
July 12, 2007	0.47

We intend to continue to pay quarterly dividends to our common stockholders. Our quarterly dividends to common stockholder are authorized by our Board of Directors out of funds legally available therefor. There is no assurance we will continue to pay regular dividends or that we will do so at a particular rate.

We have elected to be treated as a RIC under Subchapter M of the Code. To continue to maintain our RIC status, we must distribute at least 90% of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax-exempt interest out of the assets legally available for distribution. A portion of the cash distributions we receive from our investments will be treated as a return of capital and therefore generally would not be treated as “investment company taxable income.” While we anticipate that we would distribute some or all of such return of capital, we are not required to do so in order to maintain our RIC status. We cannot predict with respect to a given quarter how much of our investment company taxable income will be included in the distribution we make for that quarter. However, we intend to pay to common stockholders on an annual basis at least 90% of our investment company taxable income. Quarterly distributions may also include cash received as return of capital from our portfolio investments or return of our investors’ capital. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits.

In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of our capital losses for the one-year period ending on November 30, the last day of our taxable year (which we intend to elect to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We currently intend to make sufficient distributions to satisfy the annual distribution requirement and to avoid the excise taxes.

Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such dividends, we may in the future decide to retain such capital gains for investment and designate such retained amount as a deemed distribution. The consequences of our retention of net capital gains are as described under “Tax Matters.”

Various factors will affect the levels of cash we receive from our investments, as well as the amounts of income and return of capital represented by such cash. To permit us to maintain a more stable quarterly distribution, we may distribute less or more than the entire amount of cash we receive from our investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value.

The 1940 Act generally limits our long-term capital gain distributions to one per year, except for certain permitted distributions related to our qualification as a RIC. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of interest income). Although we have no current plans to do so, we may in the future apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make periodic distributions of long-term capital gains provided that our distribution policy with respect to our common stock calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of our average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit us to make distributions with respect to the ARP Shares and any shares of preferred stock that we may offer hereby in accordance with such shares’ terms. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

Unless you elect to receive your common stock dividends in cash, they will automatically be reinvested into additional common stock pursuant to our Dividend Reinvestment Plan.

Under the provisions of the ARP Shares and if we issue additional Leverage Instruments, we are prohibited from paying dividends if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or the asset maintenance requirements of any rating agency that is then rating the Leverage Instruments, or if dividends are limited by the terms of any of our Leverage Instruments.

We pay dividends on ARP Shares in accordance with the terms thereof. ARP Shares pay adjustable rate dividends, which are redetermined periodically by an auction process. The adjustment period for dividends on ARP Shares could be as short as one day or as long as a year or more. The dividend rates of Series A, B and C Auction Rate Preferred Stock as of August 31, 2007 were 6.20%, 6.30%, and 6.25%, respectively. The weighted average dividend rates of Series A, B and C Auction Rate Preferred Stock for the nine months ended August 31, 2007, were 5.16%, 5.20% and 5.21%, respectively. These dividend rate do not include commissions paid to the auction agent in the amount of 0.25% or the effect of our outstanding interest rate swap agreement as of August 31, 2007 (weighted average fixed interest rate of 4.65% on a notional amount of $160 million).

DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by the Plan Administrator, American Stock Transfer & Trust Company, in additional shares of our common stock. If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash dividend reinvested share of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1) If our common stock is trading at or above net asset value at the time of valuation, we will issue new shares at a price equal to the greater of (i) our common stock’s net asset value on that date or (ii) 95% of the market price of our common stock on that date.

(2) If our common stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions. The Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See “Tax Matters” at page 66.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038.

INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is to obtain a high total return with an emphasis on current income. We seek to achieve this objective by investing primarily in securities of companies engaged in the energy industry, including MLPs, MLP affiliates, income trusts and other Energy Companies. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

The following investment policies are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change:

•	We will invest at least 80% of our total assets in securities of Energy Companies. We will provide stockholders with sixty (60) days’ notice prior to effecting any change to this policy.

•	We will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, income trusts and other Energy Companies.

•	We may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP affiliates, such as I-shares or general partner interests or other entities that may own interests of MLPs.

•	We may invest up to 50% of our total assets in unregistered or otherwise restricted securities of Energy Companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights, or (iii) unregistered securities of public companies that become freely tradable with the passage of time. However, no more than 25% of our total assets may be invested in (a) subordinated units or (b) securities of public companies which, in the reasonable judgment of Kayne Anderson, are not likely to become or convert into securities freely tradable by us within two years of purchase. Further, no more than 10% of our total assets may be invested in private equity securities of privately held companies. Based on current market and regulatory considerations, we anticipate that our investments in restricted securities will generally represent approximately 5% to 10% of our total assets.

•	We may invest up to 30% of our total assets in debt securities of Energy Companies, including up to 20% of our total assets in below-investment-grade debt securities of publicly traded Energy Companies which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency. Up to one-sixth of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of Energy Companies.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in securities Energy Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

Our investments in unregistered equity securities and unregistered securities convertible into or exercisable for equity securities, of companies (whether publicly traded or privately held) principally engaged in the oil and gas exploration and production business, will be limited to those that (i) are issued under Rule 144A of the Securities Act of 1933, as amended, or (ii) represent less than 5% of the value of an investment we make primarily in debt securities (e.g., a warrant issued in connection with a debt security).

We generally intend to enhance our total returns through the use of financial leverage, which includes the debt securities and shares of preferred stock offered hereby, and may include the issuance of additional shares of preferred stock, commercial paper or notes and other indebtedness (each a “Leverage Instrument” and collectively, the “Leverage Instruments”), in an aggregate amount of up to 33 1/3% of our total assets, which includes assets obtained through such financial leverage. We may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that we would incur as a result of leverage, market conditions and available investment opportunities. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves significant risks. See “Risk Factors — Leverage Risk.”

We may use derivative investments to hedge against interest rate and market risks. We may engage in various interest rate and currency hedging transactions, including buying or selling options, entering into other transactions including forward contracts, swaps and other derivatives transactions. In particular, to the extent that we use leverage, we expect to utilize hedging techniques such as swaps and caps on a portion of our leverage to mitigate potential interest rate risk. We may also engage in certain transactions intended to hedge our exposure to currency risks due to Canadian dollar denominated investments in income trusts.

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies; write (or sell) covered call options on the securities of Energy Companies or other securities held in our portfolio; purchase call options or enter into swap contracts to increase our exposure to Energy Companies; or sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. Our use of “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same or an affiliated issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such short sale positions does not exceed 15% of our total assets, and (ii) at the time of entering into any such short sales, the market value of all such short sale positions immediately following such transaction shall not exceed 10% of our total assets. On a daily basis, we do not intend to have a net short sale position in any individual sector (e.g., the MLP sector or the income trust sector) that exceeds 2% of total assets. See “Risk Factors — Short Sales Risk.”

We may write (or sell) covered call options on the securities of Energy Companies or other securities held in our portfolio. We will not write uncovered calls. To increase our exposure to certain issuers, we may purchase call options or use swap agreements. We expect to use these strategies on a limited basis. See “Risk Factors — Derivatives Risk.”

We intend to be treated as a RIC for tax purposes. Under the current tax diversification rules applicable to RICs, we may directly invest up to 25% of our total assets in equity or debt securities of MLPs treated as publicly traded partnerships. To the extent permissible by such rules, we may indirectly invest a higher amount of our assets in equity or debt securities of MLPs. In addition, in the future we may form a taxable subsidiary to make and hold investments in accordance with our investment objective. For purposes of determining our compliance with the percentage limits in the investment policies discussed above in this section, we will include the underlying portfolio securities in our investments in such a subsidiary. However, our investment in such a subsidiary would not be subject to our policy limiting our investments in any single issuer to 15% of our total assets. See “— Investment Practices — Corporate Subsidiary.”

Our Portfolio

At any given time, we expect that our portfolio will have some or all of the types of investments described below. A description of our investment policies and restrictions and more information about our portfolio investments are contained in this prospectus and our SAI.

Equity Securities.  We may invest in equity securities, including common stocks, preferred shares, convertible securities, warrants, depository receipts, equity interests in MLPs, MLP affiliates, income trusts and other Energy Companies. Common stocks generally represent an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Restricted/ Unregistered Securities.  We also may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights, or (iii) unregistered securities of public companies that become freely tradable with the passage of time. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. These securities may not be registered under the Securities Act for sale by us until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company.

Energy Companies.  Under normal market conditions, we will invest at least 80% of our total assets in securities of Energy Companies, principally including MLPs, MLP affiliates, income trusts and other companies that operate assets used in, or provide energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

Master Limited Partnerships.  We will directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of MLPs that are treated as publicly traded partnerships for federal income tax purposes. This limit does not apply to (1) securities issued by MLP affiliates, such as I-shares or general partner interests, (2) our indirect investments in MLPs, such as an investment in another issuer with investments in MLPs.

MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the NYSE.

MLPs in which we invest are currently classified by us as pipeline MLPs, propane MLPs, coal MLPs and shipping MLPs.

•	Pipeline MLPs are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation, storage and terminalling of crude oil; and (c) the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

•	Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	Coal MLPs are engaged in the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

•	Upstream MLPs are businesses engaged in the exploration, extraction, production and acquisition of natural gas and crude oil, from geological reservoirs. An Upstream MLP’s cash flow and distributions are driven by the amount of oil and gas produced and the demand for and price of crude oil and natural gas.

•	Shipping MLPs are engaged in the marine transportation and distribution of crude oil, refined petroleum products, liquefied natural gas (“LNG”) and other energy-related natural resources as well as the provision of logistics services associated with such activities. Shipping MLPs generally own and operate tankers, tank barges and tug boats that transport such commodities on a charter, or fee, basis.

Royalty Trusts and Income Trusts.  Income trusts are generally structured to own debt and equity of an underlying entity that carries on an active business, or a royalty in revenues generated by the assets thereof. The income trust structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, an income trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities. The income trust structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying an income trust. The variety of businesses upon which income trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location.

Income trusts in which we invest are generally “grantor trusts” for U.S. income tax purposes and “mutual fund trusts” for Canadian income tax purposes and can generally be classified in the categories described below.

Canadian Pipeline Trusts.  Canadian pipeline trusts have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.

Canadian Power Trusts.  Canadian power trusts have as their principal underlying business the generation and sale of electricity. These trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities, and typically sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.

Oil and Gas Trusts.  There are two types of oil and gas trusts: oil and gas royalty trusts having the right to receive royalty income from oil and gas properties and oil and gas income trusts typically having a direct or indirect interest in oil and gas properties (which are only available in Canada). Ideally, long lived hydrocarbon reserves are selected for inclusion in oil and gas trusts due to their modest production decline curves and substantial economic lives. Despite being modest, such production declines tend to be greater in terms of material degradation of the underlying trust asset as compared to the assets included in MLPs and other Canadian incometrusts. This degradation in the underlying asset base can many times be offset by increasing commodity prices, and, despite such declines in the underlying reserves, certain U.S. oil and gas trusts have been in existence for almost three decades.

•	Canadian Oil and Gas Trusts. Canadian oil and gas trusts are able to replace reserves through reserve additions resulting from investment in development drilling activities and/or acquisitions of producing companies with proven reserves of oil and gas. Such investments and acquisitions are funded through the issuance of additional equity or, where the trust is able, the issuance of debt. Successfully replacing reserves enables an oil and gas trust to offset natural production declines to extend the life of the trust and maintain distribution levels and unit prices over time.

•	U.S. Oil and Gas Trusts. By their terms, these trusts pay out to unitholders substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile. Moreover, as the underlying oil and gas reserves are produced, the remaining reserves available to the oil and gas trust are depleted and the production declines. U.S. royalty trusts have very little drilling development activity associated with them and do not purchase additional reserves or producing assets. Thus, U.S. royalty trusts last as long as the underlying reserves prove economic to some minimum threshold. Consequently, in many cases, the distributions from U.S. royalty trusts are treated as return of capital to the investor, providing current tax benefits but reducing an investor’s tax basis in the units.

Other Energy Companies.

We may invest in other companies that are engaged in the business of producing, exploring, transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities, or derive 50% or more of their revenue from such activities or from the provision of energy related services to such companies. Such other Energy Companies include, but are not limited to, exploration and production, marine energy companies and coal companies.

Marine Energy Companies.  Marine energy companies are engaged in providing two primary services: (i) the marine transportation and distribution of crude oil, refined petroleum products, liquefied natural gas (“LNG”) and other energy-related natural resources as well as the provision of logistics services associated with such activities and (ii) the provision of offshore service vessels used to support offshore oil and gas exploration, development and production and to provide other marine services.

Marine energy transportation companies provide transportation and distribution services through the ownership and operation of several types of vessels: (i) crude oil tankers; (ii) LNG tankers; (iii) other tank vessels, including tank barges and other tankers; and (iv) tugboats.

Crude oil tankers are operated by major oil companies (including state-owned companies) that generally operate captive fleets (which are not separately publicly traded) and independent operators (some of which are publicly traded) that charter out their vessels for voyage or time charter use. With the majority of the world’s crude oil supply located in the Middle East, seaborne transportation is necessary to meet the demands of other regions. Independent operators’ charter rates are extremely sensitive to tanker supply and demand which is a function of locations of oil production, refining, consumption, world oil demand and supply and the distance that oil is transported.

LNG tankers provide a cost-effective means for transporting natural gas overseas. After natural gas is transported by pipeline from production fields to a liquefaction facility, it is supercooled to a temperature of approximately -260 degrees Fahrenheit, whereby its volume is reduced to approximately 1/600th of its volume in a gaseous state. The reduced volume facilitates economical storage and transportation by LNG tankers over long distances, enabling countries with limited natural gas reserves or limited access to long-distance transmission pipelines to meet their demand for natural gas. The LNG is transported overseas to a receiving terminal, where it is offloaded and stored in heavily insulated tanks. In regasification facilities at the receiving terminal, the LNG is returned to its gaseous state and then shipped by pipeline for distribution to natural gas customers.

Other tank vessels are used frequently to continue the transportation of refined petroleum products and other energy-related natural resources along the distribution chain after such products have first been transported by another method of transportation, such as a pipeline. Many coastal areas in the U.S. have access to refined petroleum products only by using marine transportation as the last link in their distribution chain. In addition, tank vessel transportation is generally a more cost-effective and energy-efficient means of transporting bulk commodities such as refined petroleum products than transportation by rail car or truck. The carrying capacity of a 100,000 barrel tank barge is the equivalent of approximately 162 average-size rail tank cars and approximately 439 average-size tractor trailer tank trucks. Other tank vessels consist of tankers, which have internal propulsion systems, and tank barges, which do not have propulsion systems and are instead pushed or towed by a tugboat, which are equipped to push, pull or tow tank barges alongside.

Offshore service vessels are generally used to support offshore oil and gas exploration, development and production and to provide other marine services. The largest class of offshore service vessels are supply vessels (also called workboats), which are capable of transporting drillpipe, drilling fluids and construction materials. Other service vessels include tug/supply vessels, which have more powerful engines and are capable of towing and positioning offshore rigs; crewboats, which transport personnel; special service vessels, including geophysical boats which perform offshore seismic testing functions; and safety vessels, which are available for emergency response services related to oil and gas exploration, drilling and production. Although vessels servicing the offshore oil and gas industry are used to support existing production platforms, incremental vessel demand is largely dependent on new offshore drilling activity associated with new wells or the workover of older wells. Therefore, the demand for offshore service vessels generally correlates with oil and gas prices.

Coal Companies.  Coal companies are engaged in the owning, leasing, managing, production, processing and sale of coal and coal reserves. The primary use for coal is to fuel electric power generation. In calendar year 2002, it is estimated that coal generated 50% of the electricity produced in the U.S. according to the Energy Information Administration, a statistical agency of the U.S. Department of Energy. Coal is also used by steel companies to make products with blast furnaces and by a variety of industrial users to heat and power foundries, cement plants, paper mills, chemical plants and other manufacturing and processing facilities.

Oil and Gas Exploration and Production (“E&P”) Companies.  Oil and gas E&P companies are engaged in the extraction and development of oil and gas from onshore and offshore geological reservoirs. As with oil and gas trusts, as an E&P company’s underlying oil and gas reserves are produced, the remaining reserves available to the oil and gas trust are depleted and the production declines. Unlike oil and gas trusts, however, E&P companies typically do not distribute much, if any, of their cash flow to investors, instead utilizing such cash flows to explore for, develop and produce additional oil and gas reserves. This exploration and development activity requires drilling new oil and gas wells, which carries the risk of drilling unproductive wells, or dry holes. As a result, E&P companies are exposed to significant operational risk in addition to being exposed to commodity price risks, which affect the price at which they are able to sell the oil and gas they produce, as well as depletion and decline risks. To offset commodity price risks, many E&P companies engage in oil and gas hedging strategies on a regular basis.

Utility Companies.  Utility companies are involved in providing products, services or equipment for the generation, transmission, distribution or sale of electricity, gas or water. Electric utilities, gas utilities (also called local distribution companies or “LDCs”) and water utilities deliver electricity, natural gas and water, respectively, to residential, industrial and commercial customers within specific geographic regions and are generally subject to the rules and regulations of federal and/or state agencies. Pursuant to their regulation, electric, gas and water utilities generate profits based on formulas as prescribed by the regulating agency or agencies and, as such, are less sensitive to movements in commodity prices and other macroeconomic factors than non-regulated entities. However, electric utilities and LDCs do generally generate less profits and cash flows during certain periods of abnormal weather conditions (i.e., warmer winters or cooler summers than typical) as the amount of electricity or gas they distribute is negatively affected by such weather events. Additionally, electric, water and gas utilities may own certain non-regulated businesses, including electric generation, oil and gas exploration and production, gas gathering and processing, water and wastewater contract management, and commodity marketing businesses. Electric, gas and water utilities are either owned by public investors or are public systems owned by local governments.

Non-U.S. Securities.  We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Debt Securities.  The debt securities in which we may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities, such securities will be rated, at the time of investment, at least B3 by Moody’s Investors Service, Inc., B- by Fitch Ratings or Standard & Poor’s, a comparable rating by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. Securities rated Ba by Moody’s Investors Service, Inc. are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P or Fitch Ratings are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.  During the period in which the net proceeds of this offering are being invested, during periods in which Kayne Anderson determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, we may deviate from our investment strategy and invest all or any portion of our assets in cash or cash equivalents or high quality debt securities. Kayne Anderson’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our common stock may be adversely affected and we may not pursue or achieve our investment objective.

Investment Practices

In addition to holding the portfolio investments described above, we may, but are not required to, use the following investment practices.

Use of Derivatives.  We may use derivative investments to hedge against interest rate and market risks. We may engage in various interest rate and currency hedging transactions, including buying or selling options or futures, entering into other transactions including forward contracts, swaps or options on futures and other derivatives transactions.

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and enter into various interest rate transactions, such as swaps, caps, floors or collars, or credit transactions and credit default swaps. We also may purchase derivative investments that combine features of these instruments. We generally seek to use these instruments as hedging strategies to seek to manage our effective interest rate exposure, including the effective yield paid on any Leverage Instruments issued or used by us, protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, or otherwise protect the value of our portfolio. See “Risk Factors — Derivatives Risk” on page 28 in this prospectus and “Investment Policies and Techniques” in our SAI for a more complete discussion of these transactions and their risks.

In addition, we may engage in transactions intended to hedge the currency risk to which we may be exposed because we will be making Canadian dollar denominated investments in income trusts. Currency hedging transactions in which we may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on Kayne Anderson’s ability to predict pertinent market movements, which cannot be assured. See “Risk Factors — Risks Associated with an Investment in Non-U.S. Companies — Currency Hedging Risk.”

We may also short sell Treasury securities to hedge our interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Risk Factors — Short Sales Risk.”

Use of Arbitrage and Other Strategies.  We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by Energy Companies; write (or sell) covered call options on the securities of Energy Companies or other securities held in our portfolio; purchase call options or enter into swap contracts to increase our exposure to Energy Companies; or sell securities short. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors — Short Sales Risk.”

We may write (or sell) covered call options on the securities of Energy Companies or other securities held in our portfolio. We will not write uncovered calls. To increase our exposure to certain issuers, we may purchase call options or use swap agreements. We expect to use these strategies on a limited basis. See “Risk Factors — Derivatives Risk.”

Financial Leverage.  We generally will seek to enhance our total returns through the use of financial leverage, which may include the use or issuance of Leverage Instruments in an aggregate amount of up to 33 1/3% of our total assets after such use or issuance. See “Use of Leverage.”

Portfolio Turnover.  We anticipate that our annual portfolio turnover rate will range between 30%-50%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in Kayne Anderson’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

Corporate Subsidiary.  In the future, we may form a taxable subsidiary to make and hold investments in accordance with our investment objective. For purposes of determining our compliance with our investment policies, we will include the underlying portfolio securities in our investments in such a subsidiary. However, our investment in such a subsidiary would not be subject to our policy limiting our investments in any single issuer to 15% of our total assets.

Under the current tax diversification rules applicable to RICs, we may directly invest up to 25% of our total assets in MLPs treated as publicly traded partnerships. To the extent permissible by such rules, we may indirectly invest through our subsidiary, a higher amount of our assets in equity or debt securities of MLPs.

Securities issued by certain Energy Companies (such as certain U.S. royalty trusts which are taxed as grantor trusts) may not produce “qualified” income for purposes of determining our compliance with the tax diversification rules applicable to RICs. Such securities, if held by our taxable subsidiary, may produce “qualified” income, but the net return to us on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes. See “Tax Matters — Qualification as a RIC.”

Our investment in such a subsidiary will be valued based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by dividing the value of all of the subsidiary’s assets less all of its liabilities, including but not limited to taxes. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio securities. See “Net Asset Value” on page 53.

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments, in an aggregate amount that is not expected to exceed 33 1/3% of our total assets, inclusive of such financial leverage. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Our common stock is junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use or issuance of Leverage Instruments according to the investment objective and policies described in this prospectus.

Leverage creates risk for our common stockholders, including the likelihood of greater volatility of net asset value and market price of the shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the dividends paid by us on our common stock. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, Kayne Anderson in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return.

The fees paid to Kayne Anderson will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use a leveraged capital structure. Consequently, we and Kayne Anderson may have differing interests in determining whether to leverage our assets. Our Board of Directors monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors — Risks Related to Our Common Stock — Leverage Risk to Common Stockholders” at page 15 and “— Risks Related to Our Senior Securities — Senior Leverage Risk to Preferred Stockholders” at page 18.

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing over the stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an “asset coverage” of at least 300% (33 1/3% of our total assets after such issuance). With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common and preferred stockholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of dividends to our common and preferred stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that we elect to be treated as a regulated investment company, such provisions would impair our status as a regulated investment company under the Code. Subject to our ability to liquidate our relatively illiquid portfolio, we intend to repay the Borrowings.

Certain types of Borrowings may result in our being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Kayne Anderson from managing our portfolio in accordance with our investment objective and policies.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. If we issue preferred stock, we intend, to the extent possible, to purchase or redeem it from time to time to the extent necessary in order to maintain asset coverage on such preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit dividends and other distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our Directors will be elected by the holders of preferred stock as a class. Our remaining Directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our Directors.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Investment Objective and Policies — Other Energy Companies — Short-Term Debt Securities; Temporary Defensive Position; Invest-up Period” at page 42.

Effects of Leverage

The dividend rates of Series A, B and C Auction Rate Preferred Stock as of August 31, 2007 were 6.20%, 6.30%, and 6.25%, respectively. The weighted average dividend rates of Series A, B and C Auction Rate Preferred Stock for the nine months ended August 31, 2007, were 5.16%, 5.20% and 5.21%, respectively. These dividend rates for the ARP Shares do not include commissions paid to the auction agent in the amount of 0.25%. Assuming that the Leverage Instruments will represent approximately 33 1/3% of our total assets and we will pay dividends or interest on such Leverage Instruments at an annual combined average rate of 5.79%, the income generated by our portfolio (net of our estimated related expenses) must exceed 3.35% in order to cover such payments. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors” at page 12. The table further reflects the issuance of Leverage Instruments representing 33 1/3% of our total assets, net of expenses, and our estimated leverage costs of 5.79%. For the purposes of this table it is assumed that total leverage is increased from its level of 27.1% on August 31, 2007 to an assumed level of 33 1/3% by issuing ARP Shares. The cost of leverage is expressed as a blended interest/dividend rate and represents the weighted average cost on our Leverage Instruments, excluding the impacts of our interest rate swap agreements at August 31, 2007, plus the weighted average cost of issuing Leverage Instruments.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(18.9)%	(11.3)%	(3.6)%	4.0%	11.7%

Common stock total return is composed of two elements: common stock dividends paid by us (the amount of which is largely determined by our net investment income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including supervision of the duties performed by KA Fund Advisors, LLC. Our Board currently consists of five Directors. As indicated, a majority of our Board consists of Directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who serve at the Board’s discretion. The following table includes information regarding our Directors and officers, and their principal occupations and other affiliations during the past five years. The addresses for all Directors are 1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067 and 717 Texas Avenue, Suite 3100, Houston, Texas 77002. All of our Directors currently serve on the board of directors of Kayne Anderson MLP Investment Company., a closed-end investment company registered under the 1940 Act, that is advised by Kayne Anderson.

Other Directorships
	Position(s) Held	Term of Office /		Held by
Name (Year Born)	with Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer
Independent Directors

Anne K. Costin* (born 1950)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since May 2005	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years she was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson MLP Investment Company
Steven C. Good (born 1942)	Director	3-year term (until the 2009 Annual Meeting of Stockholders)/served since May 2005	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson MLP Investment Company; OSI Systems, Inc.; Big Dog Holdings, Inc.; and California Pizza Kitchen, Inc.
Gerald I. Isenberg (born 1940)	Director	3-year term (until the 2008 Annual Meeting of Stockholders)/served since May 2005	Since 1995, Mr. Isenberg has served as a Professor at the University of Southern California School of Cinema-Television. Since 2004 he has been a member of the board of trustees of Partners for Development, a non-governmental organization dedicated to developmental work in third-world countries. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds. From 1989 to 1995, he was President of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks.	Kayne Anderson MLP Investment Company; Partners for Development
Michael C. Morgan (born 1968)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since May 2007	Mr. Morgan has served as President and Chief Executive Officer Portcullis Partners, LP, a privately owned investment partnership, since 2005. Since 2003, he has served as an Adjunct Professor in the Practice of Management at the Jones Graduate School of Management at Rice University. From 2001 to 2004, he was President of Kinder Morgan, Inc., an energy transportation and storage company, and of Kinder Morgan Energy Partners, LP, a publicly traded pipeline limited partnership.	Kayne Anderson MLP Investment Company; and Kinder Morgan, Inc.

Other Directorships
	Position(s) Held	Term of Office /		Held by
Name (Year Born)	with Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer
Interested Director

Kevin S. McCarthy** (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2009 Annual Meeting of Stockholders), elected annually as an officer/ served since May 2005	Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson since June 2004. From November 2000 to May 2004, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From July 1997 to November 2000, Mr. McCarthy led the energy investment banking activities of PaineWebber Incorporated. From July 1995 to March 1997, he was head of the Energy Group at Dean Witter Reynolds.	Kayne Anderson MLP Investment Company; Kayne Anderson Energy Development Company; Range Resources Corporation; Clearwater Natural Resources, LLC; Direct Fuels Partners, L.P.

**	Mr. McCarthy is an “interested person” of Kayne Anderson Energy Total Return Fund, Inc. by virtue of his employment relationship with Kayne Anderson, our investment adviser.

Other Directorships
	Position(s) Held	Term of Office /		Held by
Name (Year Born)	with Registrant	Time of Service	Principal Occupations During Past Five Years	Director/Officer
Officers

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer	Elected annually/ served since December 2005	Mr. Hart has served as our Chief Financial Officer since December 2005. Prior to that, Mr. Hart was with Dynegy, Inc. since its merger with Illinova Corp. in early 2000, where he served as the Director of Structured Finance, Assistant Treasurer and most recently as Senior Vice President and Controller.	None.
David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer	Elected annually/ served since inception	Mr. Shladovsky has served as a Managing Director and General Counsel of Kayne Anderson since 1997.	None.
J.C. Frey (born 1968)	Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/ served since June 2005	Mr. Frey has served as a Senior Managing Director of Kayne Anderson since 2004 and as a Managing Director since 2001. Mr. Frey has served as a Portfolio Manager of Kayne Anderson since 2000 and of Kayne Anderson MLP Investment Company since 2004. From 1998 to 2000, Mr. Frey was a Research Analyst at Kayne Anderson.	None.
James C. Baker (born 1972)	Vice President	Elected annually/ served since June 2005	Mr. Baker has been a Managing Director of Kayne Anderson since December 2004. From April 2004 to December 2004, he was a Director in Planning and Analysis at El Paso Corporation. Prior to that, Mr. Baker worked in the energy investment banking group at UBS Securities LLC as a Director from 2002 to 2004 and as an Associate Director from 2000 to 2002. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated.	ProPetro Services, Inc.

Under our Charter, our Directors are divided into three classes. Each class of Directors hold office for a three year term. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Additional information regarding our Board and its committees, is set forth under “Management” in our SAI.

Investment Adviser

KAFA is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (“Advisers Act”). KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company. The managing member of KAFA is Kayne Anderson Capital Advisors, L.P., which is a California limited partnership and an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne and John E. Anderson. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

Kayne Anderson’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its President and Chief Investment Officer, Robert V. Sinnott, as well as Richard J. Farber, James C. Baker, Kurt Prohl, Jody C. Meraz, Marc A. Minikes, Ian S. Sinnott and Jennifer Shigei. Only Kevin S. McCarthy and J.C. Frey are primarily responsible for the day-to-day management of our portfolio.

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund since May 2005 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Richard A. Kayne is Chief Executive Officer of Kayne Anderson and its affiliated broker-dealer, KA Associates, Inc. He began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of firm capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. He earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President, Chief Investment Officer and Senior Managing Director of Energy Investments of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and Kayne Anderson Energy Development Company. He joined Kayne Anderson in 1992. From

1986 to 1992, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, he served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, he received an MBA degree in Finance from Harvard University.

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the areas of MLPs and other Midstream Energy Company investments. Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Midstream Energy Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, he was a vice president in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.

Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. He also provides analytical support in the MLP area. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. He also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, he received his MBA degree in Finance from UCLA’s Anderson School of Management.

James C. Baker is a Managing Director of Kayne Anderson, providing analytical support in the MLP area. He also serves as our Vice President and as Vice President of Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Kurt Prohl is a Managing Director of Kayne Anderson. He is responsible for providing analytical support for energy investments. Prior to joining Kayne Anderson in 2007, Mr. Prohl was a Vice President in the energy investment banking group at BMO Capital Markets, where he focused on securities underwriting and mergers and acquisitions across the energy sector, including the energy industry. Prior to joining BMO in 2005, Mr. Prohl was a Director in the energy investment banking groups at UBS Securities LLC and PaineWebber Incorporated, focusing on the energy industry. He began his finance career with the IBM Credit Corporation in 1989. Mr. Prohl earned a B.A. in both Business and Political Science from Lafayette College in 1989 and an M.B.A. from the Amos Tuck School at Dartmouth College in 1996.

Jody C. Meraz is Vice President for Kayne Anderson. He is responsible for providing analytical support for energy investments. Prior to joining Kayne Anderson in 2005, Mr. Meraz was an analyst in the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a B.A. in Economics from the University of Texas at Austin in 2001.

Marc A. Minikes is a research analyst for KACALP. He is responsible for providing research coverage of the electric utility, power generation, and marine transportation industries. Prior to joining Kayne Anderson in 2006, Mr. Minikes was a member of the electric utility equity research team at Citigroup Investment Research. Between 2002 and 2004 he worked as a research analyst at GE Asset Management where he focused on high-yield securities in the utility, merchant power and pipeline sectors. Mr. Minikes earned a B.A. in History from the University of Michigan in 1992, an M.A. in Latin American Studies from the University of California at Los Angeles in 1996 and an M.B.A. in Finance and Economics from the University of Chicago in 2002. Mr. Minikes is a Chartered Financial Analyst charterholder.

Ian S. Sinnott is a research analyst for KACALP. He is responsible for providing research coverage in royalty and income trusts and MLPs. Prior to joining Kayne Anderson in 2005, Mr. Sinnott was an associate with Citigroup Asset Management in the Equity Research group, responsible for the software and services sectors. Mr. Sinnott earned a B.A. in Economics from Harvard University in 2001. He is a Chartered Financial Analyst charterholder and is a member of the CFA Institute and the New York Society of Security Analysts. Ian S. Sinnott is a nephew of Robert V. Sinnott.

Jennifer S. Shigei is a research analyst for KACALP. She is responsible for providing research coverage in Energy Companies. Prior to joining Kayne Anderson in 2007, Ms. Shigei was the manager of planning and performance analysis and investor relations for Pacific Energy Partners, L.P. Between 1999 and 2004 she worked in business planning at The Walt Disney Company. Ms. Shigei earned a B.A. in History from Tufts University in 1994 and a Masters in Social and Economic Development from the University of Pennsylvania in 1996.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

The principal office of our investment adviser is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “— Investment Management Agreement” below.

Investment Management Agreement

Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and KAFA, effective for periods commencing on or after June 27, 2005, we pay a management fee, computed and paid quarterly at an annual rate of 1.25% of our average monthly total assets. The management fees are payable for each month within five days after the end of that month.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). Our total assets shall be equal to our average monthly gross asset value (which includes assets attributable to or proceeds from our use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by us). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that we issue, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to KAFA’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after its initial two-year term (which ended on June 26, 2007), so long as its continuation is approved at least annually by our Board of Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The continuation of the Investment Management Agreement for a one-year term expiring on June 26,

2008 was so approved by our Board of Directors, including a majority of Independent Directors, in June 2007. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities (accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

Because Kayne Anderson’s fee is based upon a percentage of our total assets, KAFA’s fee will be higher to the extent we employ financial leverage. In this regard, if we use leverage in the amount equal to 33 1/3% of our total assets (after their issuance), the management fee rate payable to Kayne Anderson would be 1.91% of our net assets attributable to common stock.

A discussion regarding the basis for approval by the Board of Directors of the continuation of our Investment Management Agreement with Kayne Anderson for an additional one-year term will be available in our annual report to stockholders for the fiscal year ended November 30, 2007.

NET ASSET VALUE

We determine our net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and make our net asset value available for publication monthly. Net asset value is computed by dividing the value of all of our assets (including accrued interest and dividends), less all of our liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

We may hold a substantial amount of securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which, in the judgment of Kayne Anderson, reliable market quotations are not readily available, the pricing service does not provide a valuation, or provides a valuation that in the judgment of Kayne Anderson is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations are subject to ratification by our Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. Our Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors considers the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

For publicly traded securities with a readily available market price, the valuation procedure is as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by us using a pricing service. When price quotes are not available, fair market value will be based on prices of comparable securities and all appropriate factors that are available to us. Fixed income securities maturing within 60 days are valued on an amortized cost basis.

Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

We may invest in a taxable subsidiary formed by us to make and hold investments in accordance with our investment objective. Our investment in such a subsidiary will be valued based on the net asset value of the subsidiary. The net asset value of the subsidiary will be computed by dividing the value of all of the subsidiary’s assets less all of its liabilities by the total number of the subsidiary’s outstanding securities. The subsidiary’s portfolio securities will be valued in accordance with the same valuation procedures applied to our portfolio securities and described above in this section.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, 199,979,000 of which are classified as common stock and 7,000 of which are classified and designated as Series A Auction Rate Preferred Stock, 7,000 of which are classified and designated as Series B Auction Rate Preferred Stock, and 7,000 of which are classified and designated as Series C Auction Rate Preferred Stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

As of September 30, 2007, we had 32,205,867 shares of common stock outstanding and 199,979,000 shares of common stock authorized. Our currently outstanding shares of common stock are listed on the New York Stock Exchange under the symbol “KYE.”

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

So long as any of our senior securities representing indebtedness are outstanding, our common stockholders will not be entitled to receive any distributions from us unless all accrued interest on such senior indebtedness has been paid, and unless our asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

For so long as any ARP Shares or other series of our preferred stock are outstanding, except as contemplated by our articles supplementary, we will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other shares of stock, if any, ranking junior to ARP Shares or other series of our preferred stock as to dividends or upon liquidation) with respect to common stock or any other of our shares ranking junior to or on a parity with ARP Shares or other series of our preferred stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock or any other such junior shares (except by conversion into or exchange for our shares ranking junior to ARP Shares or other series of our preferred stock as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for our shares ranking junior to or on a parity with ARP Shares or other series of our preferred stock as to dividends and upon liquidation), unless (1) there is no event of default under our debt securities or other senior securities representing indebtedness that is continuing; (2) immediately after such transaction, we would have “eligible assets” with an aggregate “discounted value” at least equal to the “basic maintenance amount” (as each of these terms are defined in the articles supplementary) and we would maintain asset coverage of at least 200% with respect to all outstanding senior securities of the Company which are stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock); (3) immediately after the transaction, we would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under our debt securities or other senior securities representing indebtedness, (4) full cumulative dividends on ARP Shares or other series of our preferred stock due on or prior to the date of the transaction have been declared and paid; and (5) we have redeemed the full number of required to be redeemed by any provision for mandatory redemption contained in the articles supplementary.

The offering of common stock hereby, if made, has been approved by the Board of Directors and, any sale of common stock by us will be subject to the requirement of the 1940 Act that common stock may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing stockholders.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors.  Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial term of the third class will expire in 2008, and the current terms for the first and second classes will expire in 2009 and 2010, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.  Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.  Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the

Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.  Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.  Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.  Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

DESCRIPTION OF PREFERRED STOCK

As of August 31, 2007, we had 12,000 shares of preferred stock outstanding and 21,000 shares of preferred stock authorized, 7,000 of which are classified and designated as Series A Auction Rate Preferred Stock, 7,000 of which are classified and designated as Series B Auction Rate Preferred Stock, and 7,000 of which are classified and designated as Series C Auction Rate Preferred Stock. Our currently outstanding ARP Shares are not listed on any exchange or quoted on any automated quotation system. ARP Shares generally may only be bought or sold through an auction process. The auctions for our outstanding ARP Shares generally occur every seven (7) days, and determine the dividend rate to be paid for each dividend period.

Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Our common stockholders have no preemptive right to purchase any preferred stock that might be issued. We may elect to issue preferred stock as part of our leverage strategy.

Prior to the issuance of shares of any other class or series, our Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

Preferred stock (including outstanding ARP Shares) ranks senior in liquidation and distribution rights to our common stock and junior in liquidation and distribution rights to our debt securities.

Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. So long as ARP Shares are outstanding, additional issuances of our preferred stock, including any shares of preferred stock offered hereby, must be considered to be of the same class as ARP Shares under the 1940 Act and interpretations thereunder and must rank on a parity with ARP Shares with respect to the payment of dividends and upon the distribution of our assets in liquidation. It is currently expected that any issuance of preferred stock would be additional ARP Shares or an additional series of our auction rate preferred stock. Unless otherwise stated in a prospectus supplement, any preferred stock will be issued pursuant to articles supplementary (a form of which is attached as Appendix B to the SAI) in substantially the same form as outstanding preferred stock and will be subject to the provisions therein. The terms to be stated in a prospectus supplement will include the following:

•	the form and title of the security;

•	the aggregate liquidation preference of preferred stock;

•	the dividend rate of the preferred stock;

•	the frequency with which auctions will be held;

•	any optional or mandatory redemption provisions;

•	any changes in auction agents, paying agents or security registrar; and

•	any other terms of the preferred stock.

Dividends.  Holders of preferred stock will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. Unless the prospectus supplement states otherwise, dividend rates with respect to each dividend period will generally be determined by the results of an auction process, as more fully described in the related prospectus supplement. Dividends so declared and payable shall be paid to the extent permitted under Maryland law, to the extent available and in preference to and priority over any distribution declared, payable or set apart for payment on our common stock. Dividends shall be payable from our earnings and profits. Because of our emphasis on investments in MLPs, there is a possibility that earnings and profits would not be sufficient to pay dividends on preferred stock. In such a case, dividends would be paid from cash flow in excess of earnings and profits and would be treated as return of capital.

Limitations on Dividends, Distributions and Redemptions.  Under the 1940 Act, we may not (1) declare any dividend with respect to preferred stock if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to our Borrowings, that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (2) declare any other distribution on preferred stock or purchase or redeem preferred stock if at the time of the declaration (and after giving effect thereto), asset coverage with respect to our senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of capital stock). In addition, a declaration of a dividend or other distribution on, or repurchase or redemption of, preferred stock may be prohibited (1) at any time that an event of default under our Borrowings has occurred and is continuing; (2) if, after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with our Borrowings; or (3) we have not redeemed the full amount of our Borrowings required to be redeemed by any provision for mandatory redemption.

Liquidation Rights.  In the event of our liquidation, dissolution or winding up of our the affairs, whether voluntary or involuntary, the holders of preferred stock then outstanding, in preference to the holders of common stock, will be entitled to payment out of our assets, or the proceeds thereof, available for distribution to stockholders after satisfaction of claims of our creditors, including the holders of our debt securities, of a liquidation preference in the amount equal to $25,000 per share of the preferred stock, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date that payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the paying agent. After payment of the full amount of a liquidating distribution, the holders of preferred stock will not be entitled to any further right or claim to our remaining assets. If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then available assets shall be distributed among the holders of all outstanding preferred stock ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Preferred stock ranks junior to our debt securities upon our liquidation, dissolution or winding up of our affairs.

Voting Rights.  Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share held on each matter submitted to a vote of our stockholders and vote together with holders of common stock and other preferred stockholders, if any, as a single class. Under applicable rules of the NYSE, we are currently required to hold annual meetings of stockholders.

In connection with the election of the Board of Directors, the holders of preferred stock shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock, to elect two directors. The holders of outstanding common stock and preferred stock voting together as a single class, shall elect the balance of the directors. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, in the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our Directors.

The affirmative vote of the holders of a majority of the outstanding preferred stock voting as a separate class, determined with reference to a “vote of a majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to, among other things, amend, alter or repeal any of the preferences, rights or powers of holders of such class so as to affect materially and adversely such preferences, rights or powers. The affirmative vote of the holders of a majority of the outstanding shares of any series of preferred stock, voting separately from any other series, will be required to approve any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series or classes of our shares of stock. The vote of holders of any shares described in the immediately preceding sentence will in each case be in addition to a separate vote of the requisite percentage of common stock and/or preferred stock, if any, necessary to authorize the matter presented to the stockholders.

Market.  Unless otherwise stated in a prospectus supplement, our preferred stock may be bought or sold at an auction that normally will be held periodically by submitting orders through a broker-dealer who has entered into an agreement with the auction agent (a “Broker-Dealer”) or through a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Our preferred stock is not listed on an exchange or automated quotation system. Preferred stock may be transferred outside of an auction through a Broker-Dealer or other broker-dealer, but we cannot assure you that any such secondary market will exist or whether it will provide preferred stockholders with liquidity. The details of the auction process will be further described in the related prospectus supplement.

Auction Agent, Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.  Unless otherwise stated in a prospectus supplement, The Bank of New York, 101 Barclay Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to our preferred stock.

DESCRIPTION OF DEBT SECURITIES

Our Charter authorizes us to borrow money without the prior approval of our stockholders. We may issue Borrowings and may secure any such notes or Borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any Borrowings will rank senior to our common stock, and any preferred stock that we issue.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness. If any debt securities are outstanding, including any debt securities offered hereby, any additional debt securities must rank on a parity with any then outstanding senior securities representing indebtedness with respect to the payment of interest and upon the distribution of our assets. It is currently expected that any issuance of our debt securities would consist of a series of our auction rate senior notes. Unless otherwise stated in a prospectus supplement, any debt securities offered hereby will be issued pursuant to the provisions of a base indenture, as supplemented by a supplemental indenture (collectively, the “Indenture”), that we will enter into with a trustee for those debt securities and will be subject to the provisions therein. A prospectus supplement and a supplemental indenture (a summary of which is attached as Appendix A to the SAI) relating to any debt securities will include specific terms relating to the offering. These terms will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	the frequency with which auctions will be held;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	any changes in trustees, auction agents, paying agents or security registrar; and

•	any other terms of the securities.

Interest.  Unless otherwise stated in a prospectus supplement, debt securities will bear interest as generally determined by the results of an auction for such securities and/or by the Board of Directors, as more fully described in the related prospectus supplement. Interest on debt securities will be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

Limitations.  Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, including our debt securities offered hereby, we must have an asset coverage of at least 300%. With respect to our debt securities or other senior securities representing indebtedness, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We are subject to certain restrictions imposed by guidelines of two rating agencies that will issue ratings for our debt securities offered hereby, certain similar restrictions may also be imposed on us. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of Borrowings also may result our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies.  Unless stated otherwise in the related prospectus supplement, any one of the following events will constitute an “event of default” for that series under the Indenture:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•	default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including failure to deposit irrevocably in trust with the paying agent the full amount of any redemption price payable on the redemption date.

Unless stated otherwise in the related prospectus supplement, our debt securities will provide for the following:

•	Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us;

•	Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically; and

•	At any time after a declaration of acceleration with respect to any debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Payment of Proceeds Upon Dissolution, or Other Similar Events.  Unless stated otherwise in the related prospectus supplement, in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of our business, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of our assets and liabilities, then (after any payments outstanding at such time with respect to any of our secured creditors) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before any of our common or preferred stockholders are entitled to receive any payment on account of any principal (premium, if any), interest, liquidation preference or dividends from such securities, and to that end the holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Our debt securities will be effectively subordinated in right of payment to any of our secured indebtedness (including the full amount of any borrowings incurred under any revolving credit line that we establish) or other secured obligations to the extent of the value of the assets that secure the indebtedness or obligation.

Unsecured creditors of ours may include, without limitation, our service providers including Kayne Anderson, our custodian, the auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger by us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up.

Voting Rights.  Unless stated otherwise in the related prospectus supplement, our debt securities will have no voting rights, except to the extent required by law or as otherwise provided in the indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. The 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.  Unless otherwise stated in a prospectus supplement, our debt securities may be bought or sold at an auction held periodically by submitting orders through a broker-dealer who has entered into an agreement with the auction agent (a “Broker-Dealer”) or through a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Our debt securities are not listed on an exchange or automated quotation system. Debt securities may be transferred outside of an auction through a Broker-Dealer or other broker-dealer, but we cannot assure you that any such secondary market will exist or whether it will provide holders of debt securities with liquidity. The details of the auction process are further described in the related prospectus supplement.

Trustee, Transfer Agent, Registrar, Paying Agent, Redemption Agent and Auction Agent.  Unless otherwise stated in a prospectus supplement, The Bank of New York Trust Company, N.A, 700 S. Flower Street, Los Angeles, California 90017, will be the trustee under the Indenture and act as transfer agent, registrar, paying agent and redemption agent with respect to our debt securities, and the Bank of New York, 101 Barclay Street, New York, New York 10286, will serve as the auction agent with respect to our debt securities.

Distribution Preference.  Unless otherwise stated in a prospectus supplement, a declaration of a dividend or other distribution on or purchase or redemption of common or preferred stock, will be restricted: (i) at any time that an event of default under our Borrowings has occurred and is continuing; or (ii) if after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated “discounted value” (as defined in the supplemental indenture) at least equal to any asset coverage requirements associated with such Borrowings; or (iii) if we have not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption. In addition, the terms of any other Borrowings may contain provisions that limit certain of our activities, including the payment of dividends to holders of common and preferred stock, in certain circumstances.

OUR STRUCTURE; COMMON STOCK REPURCHASES
AND CHANGE IN OUR STRUCTURE

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with our initial public offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

Repurchase of Common Stock and Tender Offers

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with Kayne Anderson, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to Borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such Borrowings would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of its net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

Possible Conversion to Open-End Fund Status

Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker LLP.

This section and the discussion in our SAI is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not included tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold our common stock as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if a court within the United States can exercise primary supervision over its administration, and one or more United States persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Qualification as a RIC

We intend to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as we qualify, we (but not our stockholders) will not be subject to federal income tax on the part of our net ordinary income and net realized capital gains that we distribute to our stockholders. In order to qualify as a RIC for federal income tax purposes, we must meet three key tests, which are described below and qualify to be treated as a business development company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify us from RIC tax treatment for the entire year.

However, in certain situations we may be able to take corrective action within 30 days of the end of a quarter, which would allow us to remain qualified.

The Income Test.  At least 90% of our gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that derives less than 90% of its gross income from the foregoing types of income. To the extent we hold interests in entities that are taxed as grantor trusts for Federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test.

The Diversification Tests.  We must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. We refer to these tests as the “Diversification Tests.”

As set forth above, one requirement of the Diversification Tests is that, at the end of each quarter of each taxable year, not more than 25% of the value of our total assets is invested in the securities (other than the securities of other RICs) of any two or more issuers that we control (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses. There is limited guidance beyond some general guidelines in the Treasury Regulations concerning the determination of what constitutes similar trades or businesses. Therefore, to determine whether issuers are engaged in the same or similar trades or businesses, we have classified the activities of Energy Companies by distinct business functions. These business functions were determined primarily by using standard industry classification codes, or “SIC codes,” that are generally used by companies in the energy industry.

We may form one or more taxable subsidiaries to make and hold investments in accordance with our investment objective, and such taxable subsidiaries may in turn hold equity securities issued by certain non-traded limited partnerships. Although we intend that any investment in such taxable subsidiaries and non-traded limited partnerships will be within the 25% limit set forth above, it is possible that the IRS will not respect our determinations that certain taxable subsidiaries and non-traded limited partnerships are not engaged in the same or similar trades or businesses or related trades or businesses. If any such controlled entities are determined to be engaged in related trades or businesses, our ownership in them would be aggregated, possibly causing a violation of the 25% limit set forth above. Failure to meet the Diversification Tests may result in our having to dispose of certain investments at times we would not consider advantageous in order to prevent the loss of RIC status.

The Annual Distribution Requirement.  Our deduction for dividends paid to our stockholders during the taxable year must equal or exceed 90% of the sum of (i) our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) our net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, we may elect to treat as paid on the last day of the fiscal year all or part of any dividends that we declare after the end of our taxable year. Such dividends must be declared before the due date for filing our tax return, including any extensions. We intend to distribute at least annually substantially all of such income. We will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of our taxable year (which we intend to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. We refer to this distribution requirement as the “Excise Tax Avoidance Requirement.” While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Equity securities issued by certain non-traded limited partnerships in which we invest may not produce qualifying income for purposes of determining our compliance with the 90% gross income test applicable to RICs. As a result, we may form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with our investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships as reduced by income taxes paid by such subsidiaries.

Investments by us in certain “passive foreign investment companies” (“PFICs”) could subject us to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections would generally function to accelerate the recognition of income without a corresponding receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed above applicable to qualified dividend income.

The tax treatment of our investments in U.S. royalty trusts will differ depending on whether such entities are treated as corporations, partnerships, or grantor trusts for federal income tax purposes. In particular, certain U.S. royalty trusts are treated as grantor trusts for federal income tax purposes and generally pass through tax items such as income, gain or loss. In such cases, we would be deemed for tax purposes to directly own the assets of such royalty trusts. As a result, we will be required to monitor the individual underlying items of income that we receive from such grantor trusts to determine how we will characterize such income for tax purposes, including for purposes of meeting the income distribution requirements applicable to RICs.

Securities issued by certain Energy Companies (such as U.S. royalty trusts which are grantor trusts) may not produce “qualified” income for purposes of determining our compliance with the tax diversification rules applicable to RICs. To the extent that we hold such securities indirectly through investments in a taxable subsidiary formed by us, those securities may produce “qualified” income. However, the net return to us on such investments would be reduced to the extent that the subsidiary is subject to corporate income taxes.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Capital Stock.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (which is generally our net long- term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010, if the distributions are attributable to common stock held by the U.S. stockholder for more than one year. It is not anticipated that distributions paid by us will be attributable to dividends from corporations; therefore, our distributions generally will not be eligible for the maximum tax rate of 15% applicable to qualified dividend income. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not capital gains dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations.

Under the dividend reinvestment plan, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” We cannot, however, treat any of our “investment company taxable income” as a “deemed distribution.” If we designate any of our retained capital gains as a deemed distribution, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% (for taxable years beginning on or before December 31, 2010) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Due to the nature of our expected investments, dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a Non-U.S. stockholder are transformed into dividends that are subject to U.S. income tax as described below. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and the excess of net short-term capital gain over net long-term capital losses), will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. stockholder. In such latter case the distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. stockholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. stockholder in the United States or (b) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on your sale of our common stock will be subject to federal income tax if we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date you sell our common stock and your holding period for such common stock and you held more than 5% of our common stock at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, a Non-U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Failure to Qualify as a RIC

If, in any taxable year, we fail to qualify as a RIC, we would be taxed in the same manner as an ordinary corporation and distributions from earnings and profits (as determined under U.S. federal income tax principles) to our stockholders would not be deductible by us in computing our taxable income. In such case, distributions to our stockholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (provided that certain holding period and other requirements were met), and (ii) for the dividends-received deduction in the case of corporate stockholders. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Federal Income Tax Treatment of Holders of Our Preferred Stock

Based in part on the lack of any present intention on our part to redeem or purchase the ARP Shares at any time in the future, the fund believes that under present law the ARP Shares constitute and our preferred stock will constitute stock of us and distributions with respect to ARP Shares and our preferred stock (other than distributions in redemption of ARP Shares and our preferred stock that are treated as exchanges under Section 302(b) of the Code) generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. This view relies in part on a published ruling of the Internal Revenue Service (“IRS”) stating that certain preferred stock similar in many material respects to the ARP Shares and our preferred stock represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that the ARP Shares and our preferred stock constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by us to holders of ARP Shares and our preferred stock would constitute interest, whether or not such distributions exceeded our earnings and profits, would be included in full in the income of the recipient and would be taxed as ordinary income.

Distributions we pay to you from our investment company taxable income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Such distributions (if designated by us) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders to the extent that our income consists of dividend income from U.S. corporations, and (ii) in the case of individual stockholders (effective for taxable years beginning on or before December 31, 2010), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that we receive qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income from passive foreign investment companies and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals generally is 15% (5% for individuals in lower brackets) for such gain realized for taxable years beginning on or before December 31, 2010. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of our taxable year, we will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

Sale of Our Preferred Stock

The sale or other disposition of ARP Shares by holders will generally be a taxable transaction for federal income tax purposes. Holders of ARP Shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the amount of cash and fair market value of any property received in exchange therefor and their adjusted tax basis in the shares sold. If such ARP Shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the ARP Shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any of our common stock, and provided that the redemption proceeds do not represent declared but unpaid dividends.

Capital gain or loss will generally be long-term capital gain or loss if the ARP Shares were held for more than one year. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2008. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. Any loss upon the sale or exchange of the ARP shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. A holder’s ability to deduct capital losses may be subject to other limitations under the Code.

Backup Withholding

We are required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

Federal Income Taxation of Debt Securities

Federal Income Tax Classification of Our Debt Securities

Under present law, we are of the opinion that our debt securities constitute indebtedness of ours for federal income tax purposes, which the below discussion assumes. We intend to treat all payments made with respect to our debt securities consistent with this characterization.

Taxation of Interest on Our Debt Securities

Payments or accruals of interest on our debt securities will generally be taxable to you as ordinary income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Our Debt Securities

Initially, your tax basis in our debt securities acquired will generally be equal to your cost to acquire such debt securities. This basis will increase by the amount, if any, that you are required or elect to include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of our debt securities, or if any of our debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax in the manner described above under “Taxation of Interest”) and your tax basis in our debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of our debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). A holder’s ability to deduct capital losses may be limited.

Amortizable Premium

If you purchase our debt securities at a cost greater than the stated principal amount, plus accrued interest, you will be considered to have purchased our debt securities at a premium, and you may generally elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of our debt securities. If you make the election to amortize the premium, the election generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in our debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in our debt securities. Therefore, if you do not elect to amortize the premium and you hold our debt securities to maturity, you generally will be required to treat the premium as a capital loss when our debt securities are redeemed.

Market Discount

If you purchase our debt securities at a price that reflects a “market discount,” any principal payments on, or any gain that you realize on the disposition of, our debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on our debt securities during the time you held such debt securities. “Market discount” is defined under the Code as the excess of the stated redemption price at maturity over the purchase price of the note, except that if market discount is less than 0.0025% of the stated redemption price at maturity, multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry our debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of our debt securities, or, at your election, under a constant yield method.

You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of our debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Taxation of Non-U.S. Beneficial Owners

If you are a non-resident alien individual or a foreign corporation (a “non-U.S. holder”), the payment of interest on our debt securities generally will be considered “portfolio interest” and thus will generally be exempt from United States federal withholding tax. This exemption will apply to you provided that (1) interest paid on our debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on our debt securities is described in Section 881(c)(3)(A) of the Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of our stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly to us through stock ownership and (5) you satisfy the certification requirements described below.

To satisfy the certification requirements, either (1) the beneficial owner of any of our debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds our debt securities on behalf of the beneficial owner thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for our debt securities held by a foreign partnership and other intermediaries.

Interest on our debt securities received by a non-U.S. holder which is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where a non-U.S. holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. holder provides us with a properly executed IRS Form W-8BEN claiming such exemption or reduction.

Any capital gain that a non-U.S. holder realizes on a sale, exchange or other taxable disposition (including a redemption) of our debt securities generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.

Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on our debt securities and to the proceeds of the sale of our debt securities (including redemption proceeds) paid to U.S. holders other than certain exempt recipients (such as corporations). Information reporting will generally apply to interest payments on our debt securities to non-U.S. holders and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. holders, information reporting will apply to the proceeds of the sale of our debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described above have been complied with and the statement described above in “Taxation of Non-U.S. Beneficial Owners” has been received (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of our debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described above will satisfy these requirements.

Certain Canadian Federal Income Tax Considerations

The following is a summary of the principal Canadian federal income tax considerations generally applicable to us in respect of our investment in income trusts. The summary is of a general nature only and is based upon the applicable Canadian tax laws as of the date hereof. There can be no assurance that the tax laws may not be changed or that Canada Revenue Agency (“CRA”) will not change its administrative policies and assessing practices. This summary reflects specific proposals to amend the Income Tax Act (Canada) and the regulations thereto (the “Canadian Tax Act”) publicly announced by or on behalf of the Canadian Minister of Finance prior to the date hereof (the “Tax Proposals”). This summary does not take into account provincial, territorial or foreign tax legislation or considerations, which may differ significantly from those discussed herein. This summary assumes that each income trust that we will invest in will qualify as a “mutual fund trust” as defined in the Canadian Tax Act at all relevant times. If an income trust were not to qualify as a mutual fund trust at any particular time, the Canadian federal income tax considerations described below would, in some respects, be materially and potentially adversely different. We do not hold any units of an income trust in the course of carrying on business in Canada.

To the extent SIFT Tax is not applicable, any distribution of the income of an income trust that is paid, credited or deemed paid or credited will be subject to Canadian non-resident withholding tax of 15% in accordance with the Canada-United States Income Tax Convention (the “Treaty”) whether the distribution is made in cash or additional Units.

To the extent the SIFT Tax is applicable, amounts in respect of a trust’s income payable to unitholders that are not deductible to such trust will be treated as dividends payable to the unitholders. Under existing law, dividends paid to US residents will be subject to Canadian non-resident withholding tax of 15% of such dividends under the Treaty.

Distributions to a non-resident unitholder by an income trust out of net gains an income trust realizes on dispositions of “taxable Canadian property” (as defined in the Canadian Tax Act), which includes real property situated in Canada, as taxable distributions of Canadian source trust income. Accordingly, such distributions will be subject to Canadian non-resident withholding tax at 15% under the Treaty.

Distributions made by certain types of income trusts to us that would otherwise not be subject to tax (generally distributions in excess of the income and capital gains of the income trust, commonly referred to as “returns of capital”) will be subject to a special tax at the rate of 15%. The types of income trusts subject to this special tax are those in respect of which the Units are listed on certain prescribed stock exchanges, which includes the Toronto Stock Exchange, and more than 50% of the fair market value of the Units is attributable to real property situated in Canada, Canadian resource properties or timber resource properties, as defined in the Canadian Tax Act. If applicable, this tax must be withheld from such distributions by an income trust. Some or all of this special tax may be refunded to us if we realize a capital loss on the disposition of Units or of other “Canadian property mutual fund investments”, as defined in the Canadian Tax Act.

The amount distributed to us in a taxation year by an income trust may exceed the income of the income trust for tax purposes for that year giving rise to “returns of capital” as described above. Subject to the discussion in the previous paragraph with respect to returns of capital by certain income trusts, such distributions in excess of the income trust’s income in a year to us will not be subject to Canadian non-resident withholding tax but will reduce the adjusted cost base of the Units we hold. If, as a result, our adjusted cost base of the Units in any taxation year would otherwise be a negative amount, we will be deemed to realize a capital gain in such amount for that year, and our adjusted cost base of the Units will be zero immediately thereafter. The treatment of any such capital gain deemed to be realized by us is described below. The non-taxable portion of net realized capital gains of an income trust that is paid or payable to us and the amount of any distribution subject to the proposed special tax on returns of capital described above will not reduce the adjusted cost base of the Units we hold.

We generally will not be subject to tax under the Canadian Tax Act in respect of a capital gain, or entitled to deduct any capital loss, realized upon the disposition or deemed disposition of Units of an income trust (whether on redemption, by virtue of our adjusted cost base becoming negative or otherwise) unless the Units represent “taxable Canadian property” to us for the purposes of the Canadian Tax Act and we are not entitled to relief under the Treaty. Units of an income trust held by us generally will not be considered to be “taxable Canadian property” unless (i) at any time during the 60-month period immediately preceding the disposition by us, not less than 25% of the issued Units were owned by us and/or persons with whom we do not deal at arm’s length; (ii) at the time of disposition, the income trust is not a “mutual fund trust” for purposes of the Canadian Tax Act; or (iii) the Units are otherwise deemed to be “taxable Canadian property”. Where the Units we hold are “taxable Canadian property”, a capital gain from their disposition or deemed disposition generally will be exempted by the Treaty from tax under the Canadian Tax Act provided the Units do not derive their value principally from real property situated in Canada.

We intend to invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian income trusts in which we invest are treated as corporations for U.S. federal income tax purposes, our income and gain generated from such investments will generally be qualifying income, and a unit of such a trust will generally be a qualifying asset, for purposes of our qualification as a RIC. Moreover, if the Canadian income trust is a PFIC (as defined above), we will be subject to additional rules described above relating to tax consequences of an investment in a PFIC.

If the Canadian income trusts in which we invest are treated as partnerships for U.S. federal income tax purposes, the effect on our qualification as a RIC will depend on whether the Canadian income trust is a qualified publicly traded partnership (as described above) or not. If the Canadian income trust is a qualified publicly traded partnership, our investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian income trust, however, is not treated as a qualified publicly traded partnership, then the effect on our qualification as a RIC of an investment in such Canadian income trust will depend upon the amount and type of income and assets of the Canadian income trust allocable to us. We intend to monitor our investments in Canadian income trusts to maintain our continued qualification as a RIC.

State and Local Taxes

Our common and preferred stock dividends and interest payments on our debt securities also may be subject to state and local taxes. Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of our securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Under the American Jobs Creation Act of 2004 (the “2004 Jobs Act”), certain dividends designated by us as “interest-related dividends” that are received by most of our foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) we earn that would not be subject to U.S. tax if earned by a foreign person directly. The 2004 Jobs Act further provides that certain dividends designated by us as “short-term capital gain dividends” that are received by certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from our short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them related to the 2004 Jobs Act.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in ARP Shares.

Tax Risks

Investing in our securities involves certain tax risks, which are more fully described in the section “Risk Factors — Tax Risks” at page 23.

PLAN OF DISTRIBUTION

We may sell up to $500,000,000 in aggregate initial offering price of our common stock, preferred stock and debt securities from time to time under this prospectus and any related prospectus supplement in any one or more of the following ways:

•	directly to one or more purchasers;

•	through agents for the period of their appointment;

•	to underwriters as principals for resale to the public;

•	to dealers as principals for resale to the public; or

•	pursuant to our Dividend Reinvestment Plan.

The securities may be sold from time to time in one or more transactions at fixed prices, at prevailing market prices at the time of sale, prices related to prevailing market prices, at varying prices determined at the time of sale or at negotiated prices. Each prospectus supplement will describe the method of distribution of the securities offered therein.

Each prospectus supplement relating to an offering of securities will state the terms of the offering, including:

•	the names of any agents, underwriters or dealers;

•	any sales loads, underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

•	the public offering or purchase price of the offered securities and the estimated net proceeds we will receive from the sale; and

•	any securities exchange on which the offered securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Direct Sales

We may sell our common stock, preferred stock and debt securities directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the Securities Act, for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly. We will describe the terms of any of those sales in a prospectus supplement.

Distribution Through Agents

We may offer and sell our common stock, preferred stock and debt securities on a continuous basis through agents that we designate. We will name any agent involved in the offer and sale and describe any commissions payable by us in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

Offers to purchase securities may be solicited directly by the issuer or by agents designated by the issuer from time to time. Any such agent, who may be deemed to be an underwriter as the term is defined in the Securities Act, involved in the offer or sale of the offered securities in respect of which this prospectus is delivered will be named, and any commissions payable by the issuer to such agent set forth, in a prospectus supplement.

Distribution Through Underwriters

We may offer and sell securities from time to time to one or more underwriters who would purchase the securities as principal for resale to the public either on a firm commitment or best efforts basis. If we sell securities to underwriters, we will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement.

In connection with these sales, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased or the Underwriting Agreement may be terminated. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Sales of the offered securities by underwriters may be in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The prospectus supplement describes the method of reoffering by the underwriters. The prospectus supplement also describes the discounts and commissions to be allowed or paid to the underwriters, if any, all other items constituting underwriting compensation, and the discounts and commissions to be allowed or paid to dealers, if any. If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any overallotments.

Distribution Through Dealers

We may offer and sell securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. We will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

Distribution Through Remarketing Firms

One or more dealers, referred to as “remarketing firms,” may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement contemplated by the terms of the securities. Remarketing firms will act as principals for their own account or as agents. These remarketing firms will offer or sell the securities in accordance with the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the securities they remarket.

General Information

Agents, underwriters, or dealers participating in an offering of securities and remarketing firms participating in a remarketing of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they may act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

If indicated in the applicable prospectus supplement, we may authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which these contracts may be made include: commercial and savings banks, insurance companies, pension funds, educational and charitable institutions and others, but in all cases these institutions must be approved by us. The obligations of any purchaser under any contract will be subject only to those conditions described in the applicable prospectus supplement. The underwriters and the other agents will not have any responsibility for the validity or performance of the contracts. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and will be identified in the applicable prospectus supplement (or a post-effective amendment).

We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus.

In connection with any offering of the securities in an underwritten transaction, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the offered securities or any other securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the offered securities for the underwriters’ own account.

•	An underwriter may place a stabilizing bid to purchase an offered security for the purpose of pegging, fixing, or maintaining the price of that security.

•	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the offered securities by bidding for, and purchasing, the offered securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

We will not require underwriters or dealers to make a market in the securities. Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. Unless we indicate otherwise in the applicable prospectus supplement, we do not expect to list the securities on a securities exchange, except for the common stock, which is listed on the NYSE under the symbol “KYE.” We cannot assure you that there will be a liquid trading market for the offered securities.

Under agreements entered into with us, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries, if any, in the ordinary course of business.

In compliance with the guidelines of the National Association of Securities Dealers, Inc., the maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus. The place and time of delivery for the offered securities in respect of which this prospectus is delivered are set forth in the accompanying prospectus supplement.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by the underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan

We may issue and sell shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

RATING AGENCY GUIDELINES

ARP Shares are currently rated “Aaa” and “AAA” by Moody’s and Fitch, respectively. Moody’s and Fitch, and any other agency that may rate our debt securities or preferred stock from time to time, are collectively referred to as the “Rating Agencies.” The Rating Agencies impose asset coverage requirements, which are briefly described below. The asset coverage requirements are set forth in more detail in each Rating Agency’s guidelines (“Rating Agency Guidelines”), a copy of which will be provided to any holder of senior securities promptly upon request. These requirements may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such actions will not impair the ratings.

We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board of Directors may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which we may have adopted pursuant to a Rating Agency’s guidelines (as they may be amended from time to time, “Rating Agency Guidelines”) only in the event we receive written confirmation from the Rating Agency that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to any outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with set forth by each Rating Agency, at least equal to amounts specified in Rating Agency Guidelines with respect to our senior securities (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts

We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred stock for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured by the applicable related asset coverage cured date, we will be required in certain circumstances to redeem certain of the senior securities. The prospectus supplement describes the terms of any such required redemption.

The applicable Basic Maintenance Amount is defined in the Rating Agencies’ Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time. The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our net asset value. See “Net Asset Value.”

Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable Basic Maintenance Amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

A Rating Agency’s Guidelines will apply to us only so long as that Rating Agency is rating such senior securities. We will pay certain fees to Moody’s, Fitch and any other Rating Agency that may provide a rating for the senior securities. The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities. Such ratings may be revised or withdrawn by the assigning Rating Agency at any time.

1940 Act Asset Coverage

We are also required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring cash dividends on its common stock) and 200% for preferred stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring cash dividends on its common stock). If we fail to maintain the applicable 1940 Act asset coverage as of the last business day of any month and such failure is not cured as of the last business day of the following month, we will be required to redeem certain senior securities.

Notices

Under the current Rating Agency Guidelines, in certain other circumstances, we are required to deliver to any Rating Agencies then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without our vote, consent or approval, and without the approval of our Board of Directors or any of our stockholders.

A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder by writing to us at 1800 Avenue of the Stars, Second Floor, Los Angeles, CA 90067.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

American Stock Transfer & Trust Company (“AST”) acts as our transfer agent and dividend-paying agent. Please send all correspondence to American Stock Transfer & Trust Company, which is located at 59 Maiden Lane, New York, New York 10038. For its services, AST receives a fixed fee per account. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-stockholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining common stockholder accounts.

ADMINISTRATOR, CUSTODIAN AND FUND ACCOUNTANT

Bear Stearns Funds Management Inc. (“Administrator”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179.

The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, an affiliate of our Administrator, is the custodian of our securities and other assets.

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is our fund accountant. Ultimus assists in the calculation of our net asset value and maintains and keeps current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL OPINIONS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”), Los Angeles, California. Paul Hastings may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, that counsel will be named in the prospectus supplement related to that offering.

$500,000,000

Common Stock
Preferred Stock
Debt Securities

PROSPECTUS

          , 200

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED

FORM OF PROSPECTUS SUPPLEMENT
(To Prospectus Dated          , 200  )

$

Auction Rate Senior Notes

$      Series  , due          , 20

$25,000 Denominations

Kayne Anderson Energy Total Return Fund, Inc. is a non-diversified, closed-end management investment company that began investment activities on June 28, 2005. Our investment objective is to obtain a high total return with an emphasis on current income. Generally, we invest in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”).

We are offering $      aggregate principal amount of auction rate senior notes Series    (“Series    Notes”) in this Prospectus Supplement. This Prospectus Supplement does not constitute a complete prospectus, but should be read in conjunction with our Base Prospectus dated          , 20     , which accompanies this Prospectus Supplement. This Prospectus Supplement does not include all information that you should consider before purchasing any Series           Notes. You should read this Prospectus Supplement and our Base Prospectus prior to purchasing any Series    Notes.

The notes offered in this Prospectus Supplement are referred to as “Senior Notes.” Individual series of Senior Notes are referred to as a “series.” Except as otherwise described in this Prospectus Supplement, the terms of this series and all other series are the same.

Investing in Series    Notes involves certain risks. See “Risk Factors” beginning on page 12 of the accompanying Base Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

Per $25,000
Principal Amount of
	Series Notes	Total

Public offering price	$25,000	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us(1)	$	$

(1)	We estimate that we will incur approximately $ in expenses in connection with this offering.

The underwriters expect to deliver the Series    Notes in book-entry-form, through the facilities of The Depository Trust Company, to broker-dealers on or about          , 20     .

[Underwriter(s)]
          , 20

Capitalized terms used but not defined in this Prospectus Supplement shall have the meanings given to such terms in Appendix A to the Statement of Additional Information, dated          .

We will issue Series     Notes without coupons in $25,000 denominations and any integral multiple thereof. The principal amount of Series     Notes will be due and payable on           (the “Stated Maturity”). There is no sinking fund with respect to Series     Notes. Series     Notes will be our unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any preferred stock (including the ARP Shares referred to below); (2) on a parity with our obligations to any unsecured creditors and any unsecured senior securities representing our indebtedness and additional Series     Notes; and (3) junior to our obligations to any secured creditors. We may redeem Series     Notes prior to their Stated Maturity in certain circumstances described in this Prospectus Supplement.

Holders of Series     Notes will be entitled to receive cash interest payments at an annual rate that may vary for each rate period. The initial rate period is from the issue date through          , 20     . The annual interest rates for the initial rate period will be     %. For subsequent rate periods, Series   Notes will pay interest at a rate determined by an auction conducted in accordance with the procedures described in this Prospectus Supplement. Generally, following the initial rate period, each rate period for Series     Notes will be           (  ) days.

Series     Notes will not be listed on any exchange or automated quotation system. Generally, investors only may buy and sell Series     Notes through an order placed at an auction with or through certain broker-dealers or in a secondary market that those broker-dealers may maintain. These broker-dealers are not required to maintain a market in Series     Notes, and a secondary market, in the unlikely event that one develops, may not provide investors with liquidity.

We are managed by KA Fund Advisors, LLC, a subsidiary of Kayne Anderson Capital Advisors, L.P. (together, “Kayne Anderson”), a leading investor in Energy Companies. As of [          ], 20  , Kayne Anderson and its affiliates managed approximately $[ ] billion, including approximately $[ ] billion in the securities of Energy Companies.

When we are fully invested in accordance with our investment objective, under normal market conditions, we intend to invest at least 80% of our total assets in securities of Energy Companies, principally including MLPs, MLP affiliates, royalty trusts and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

This offering is conditioned upon Series     Notes receiving a rating of “     ” from Moody’s Investors Service Inc. (“Moody’s”) and “     ” from Fitch Ratings (“Fitch”). Our common stock is traded on the New York Stock Exchange under the symbol “KYE.”

On December 22, 2005, we issued an aggregate amount of $300 million of Series A, Series B and Series C Auction Rate Preferred Stock (“ARP Shares”). The ARP Shares are rated “Aaa” and “AAA” by Moody’s and Fitch, respectively. As of [          ], 2007, the aggregate amount of ARP Shares represented approximately [     ]% of our total assets. We may issue additional ARP Shares or other series of our auction rate preferred stock in the future. The ARP Shares, as well as any other series of our auction rate preferred stock, are intended to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks.

Series     Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus Supplement and the accompanying Base Prospectus, which we refer to collectively as the “Prospectus.” This Prospectus Supplement and the accompanying Base Prospectus set forth concisely the information about us that a prospective investor ought to know before investing. This Prospectus Supplement, which describes the specific terms of this offering, and also adds to and updates information contained in the accompanying Base Prospectus and the documents incorporated by reference in the Base Prospectus. The Base Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Base Prospectus, you should rely on the information contained in this Prospectus Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date, and incorporated by reference into the Base Prospectus or Prospectus Supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in or incorporated by reference in this Prospectus Supplement and the accompanying Base Prospectus is accurate only as of the respective dates on their front covers. Our business, financial condition, results of operations and prospects may have changed since that date.

Page

Capitalization	S-ARN-1
Asset Coverage Requirements	S-ARN-2
Description of Series Notes	S-ARN-3
The Auctions	S-ARN-11
Underwriting	S-ARN-18
Table of Contents of the Prospectus Dated , 200	S-ARN-19

You should read this Prospectus Supplement and the accompanying Base Prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated           (“SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus Supplement. You may request a free copy of the Base Prospectus, our stockholder reports and our SAI, the table of contents of which is on page S-ARN-15 of this Prospectus Supplement, by calling (877) 657-3863, or by writing to us. Electronic copies of the Prospectus, our stockholder reports and our SAI are also available on our website (http://www.kayneetr.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

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CAPITALIZATION

The following table sets forth our capitalization as of          , 20   and as adjusted to give effect to the issuance of Series     Notes offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.

	Actual		As Adjusted
	($ in 000s, except per share data)
	(Unaudited)

Cash and cash equivalents	$

Long-Term Debt:
Senior Notes Series (1)		$—

PREFERRED STOCK:
Series A Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $25,000 per share (4,000 shares issued and outstanding, 7,000 shares authorized)(1)		$100,000
Series B Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $25,000 per share (4,000 shares issued and outstanding, 7,000 shares authorized)(1)		$100,000
Series C Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $25,000 per share (4,000 shares issued and outstanding, 7,000 shares authorized)(1)		$100,000
COMMON STOCKHOLDERS’ EQUITY:
Common stock, $0.001 par value per share, 199,979,000 shares authorized (           shares issued and outstanding,           shares authorized, as of          , 20     ;           shares issued and outstanding, 199,979,000 shares authorized, as adjusted)(1)
	$		$
Paid-in capital, less distributions in excess of taxable income
Accumulated net investment income less distributions not treated as tax return of capital
Accumulated net realized gains less distributions not treated as tax return of capital
Net unrealized gains on investments, foreign currency translations, options and interest rate swap contracts

Net assets applicable to common stockholders	$		$

(1)	We do not hold any of these outstanding securities for our account.

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ASSET COVERAGE REQUIREMENTS

This offering is conditioned upon the Series     Notes receiving a rating of “  ” from Moody’s Investors Service, Inc. and “          ” from Fitch Ratings. The Investment Company Act of 1940, as amended (the “1940 Act”), and the Ratings Agencies impose asset coverage requirements which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming with the Rating Agencies that such action will not impair the ratings.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding Senior Notes: (1) we must maintain Eligible Assets having an aggregated Discounted Value at least equal to the Senior Notes Basic Maintenance Amount as of each Valuation Date in accordance with guidelines set forth by each Rating Agency; and (2) we must satisfy the 1940 Act Senior Notes Asset Coverage.

The Discount Factors and guidelines for calculating the Discounted Value of our portfolio for purposes of determining whether the Senior Notes Basic Maintenance Amount has been satisfied have been established by Moody’s and Fitch in connection with our receipt from Moody’s and Fitch of the “Aaa” and “AAA” Credit Ratings and the “  ” and “  ” Credit Ratings, respectively, with respect to Series A, B, C and E Notes on their original issue dates and with respect to Series     Notes on their Original Issue Date. We estimate that on the Original Issue Date of Series     Notes, the 1940 Act Senior Notes Asset Coverage (as defined herein), based on the composition of our portfolio as of          , 200          , and after giving effect to the issuance of Series     Notes offered hereby ($     ), will be     %.

The Senior Notes Basic Maintenance Amount is defined in the Rating Agency Guidelines. Each Rating Agency may amend the definition of Senior Notes Basic Maintenance Amount from time to time. A copy of the current Rating Agency Guidelines will be provided to any holder of Senior Notes promptly upon written request by such holder to us at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. See “Rating Agency Guidelines” in the Prospectus for a more detailed description of our asset maintenance requirements.

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DESCRIPTION OF SERIES     NOTES

Senior Notes of each series, including the Series     Notes, will rank on a parity with any other series of Senior Notes as to the payment of interest and distribution of assets upon liquidation. All Senior Notes rank senior to our common and preferred stock as to the payment of interest and distribution of assets upon liquidation. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.

Series     Notes will be issued by us pursuant to the terms of an Indenture dated as of          , 20  , and a Supplemental Indenture dated as of          , 200  (referred to herein collectively as the “Indenture”) between us and [          ], as Trustee (the “Trustee”). The following summaries of certain significant provisions of the Indenture are not complete and are qualified in their entirety by the provisions of the Indenture, a more detailed summary of which is contained in Appendix A to the SAI, which is on file with the SEC and is incorporated herein by reference. Whenever defined terms are used, but not defined in this Prospectus, the terms have the meaning given to them in Appendix A to the SAI.

General

Our board of directors (the “Board of Directors”) has authorized us to issue notes representing indebtedness pursuant to the term of the Indenture. Currently, the Indenture provides for the issuance of up to $      aggregate principal amount of Series     Notes. The principal amount of Series     Notes are due and payable on          , 20     . Series     Notes, when issued and sold pursuant to the terms of the Indenture, will be issued in fully registered form without coupons and in denominations of $25,000 and any integral multiple thereof, unless otherwise provided in the Indenture. Series     Notes will be our unsecured obligations and, upon our liquidation, dissolution or winding, will rank: (1) senior to our outstanding common stock and any preferred stock, including the ARP Shares; (2) on a parity with any of our unsecured creditors, any Series     Notes and any other series of our auction rate senior notes; and (3) junior to any of our secured creditors. Series     Notes will be subject to optional and mandatory redemption as described below under “— Redemption,” and acceleration of maturity, as described below under “— Events of Default and Acceleration of Maturity.”

In addition to serving as the Trustee, [          ] will act as the transfer agent, registrar and paying agent for Series     Notes.

[          ], a [          ], will act as Auction Agent for Series   Notes in connection with the auction procedures described below. The Auction Agent generally will serve merely as our agent, acting in accordance with our instructions.

We have the right, to the extent permitted by applicable law, to purchase or otherwise acquire any Series     Notes, so long as we are current in the payment of interest on Series     Notes and on any other notes of us ranking on a parity with Series     Notes with respect to the payment of interest.

Series     Notes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.

Securities Depository

The nominee of the Securities Depository is expected to be the sole holder of record of Series     Notes. Accordingly, each purchaser of Series     Notes must rely on (1) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to receive interest payments and notices and (2) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser’s Agent Member, to evidence its ownership of Series     Notes.

Beneficial Owners will not receive any certificates representing their ownership interests in Series      Notes. DTC will initially act as Securities Depository for the Agent Members with respect to Series     Notes.

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Interest and Rate Periods

General.  Series     Notes will bear interest at the Applicable Rate determined as set forth below under “— Determination of Interest Rate.” Interest on Series     Notes shall be payable when due as described below. If we do not pay interest when due, it will trigger an event of default under the Indenture (subject to the cure provisions), and we will be restricted from declaring dividends and making other distributions with respect to our common stock and any preferred stock.

On the Business Day next preceding each Interest Payment Date, we are required to deposit with the Paying Agent sufficient funds for the payment of interest. We do not intend to establish any reserves for the payment of interest.

All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest to the holders. Interest will be paid by the Paying Agent to the holders as their names appear on our securities ledger or securities records, which holder(s) is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository’s normal procedures. The Securities Depository’s current procedures provide for it to distribute interest in same-day funds to Agent Members who are, in turn, expected to distribute such interest to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Interest Payment Date to such Beneficial Owner in accordance with the instructions of such Beneficial Owner.

Interest in arrears for any past rate period may be subject to a Default Rate of interest (described below) and may be paid at any time, without reference to any regular Interest Payment Date, to the holders as their names appear on our securities ledger or securities records on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors. Any interest payment shall first be credited against the earliest accrued but unpaid interest. No interest will be payable in respect of any payment or payments which may be in arrears. See “— Default Period” below.

The amount of interest payable on each Interest Payment Date of each rate period of less than one year (or in respect of interest on another date in connection with a redemption during such rate period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such rate period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such rate period (or portion thereof) that such Series     Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any rate period of one year or more, the amount of interest per Series E Note payable on any Interest Payment Date (or in respect of interest on another date in connection with a redemption during such rate period) shall be computed as described in the preceding sentence.

Determination of Interest Rate.  The interest rate for the initial rate period (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the Prospectus Supplement. After the initial rate period, subject to certain exceptions, Series     Notes will bear interest at the Applicable Rate that the Auction Agent advises us has resulted from an auction.

The initial rate period for Series     Notes shall be           (  ) days. Rate periods after the initial rate period shall either be Standard Rate Periods or, subject to certain conditions and with notice to holders, Special Rate Periods.

A Special Rate Period will not be effective unless Sufficient Clearing Bids exist at the auction in respect of such Special Rate Period (that is, in general, the aggregate amount of Series     Notes subject to Buy Orders by Potential Beneficial Owners is at least equal to the aggregate amount of Series     Notes subject to Sell Orders by existing Beneficial Owners).

Interest will accrue at the Applicable Rate from the Original Issue Date and shall be payable on each Interest Payment Date thereafter. For rate periods of 30 days or less, Interest Payment Dates shall occur on the first Business Day following such rate period and, if greater than 30 days, then on a monthly basis on the first

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Business Day of each month within such rate period and on the Business Day following the last day of such rate period. Interest will be paid through the Securities Depository on each Interest Payment Date.

Except during a Default Period as described below, the Applicable Rate resulting from an auction will not be greater than the Maximum Rate, which is equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The applicable percentage will be determined based on the lower of the credit ratings assigned on that date to Series     Notes by Moody’s and Fitch, as follows:

Moody’s Credit Rating	Fitch Credit Rating	Applicable Percentage

The “Reference Rate” is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a rate period of fewer than 184 days) or the applicable Treasury Index Rate (for a rate period of 184 days or more), or (2) the applicable LIBOR. For Standard Rate Periods or less only, the Applicable Rate resulting from an auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is specified for auctions in respect to rate periods of more than the Standard Rate Period.

The Maximum Rate for Series     Notes will apply automatically following an auction for the notes in which Sufficient Clearing Bids have not been made (other than because all Series     Notes were subject to Submitted Hold Orders). If an auction for any subsequent rate period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Interest Rate on Series     Notes for any such rate period shall be the Maximum Rate (except for circumstances in which the Interest Rate is the Default Rate, as described below).

The All Hold Rate will apply automatically following an auction in which all of the outstanding Series    Notes are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

Prior to each auction, Broker-Dealers will notify Beneficial Owners and the Trustee of the term of the next succeeding rate period as soon as practicable after the Broker-Dealers have been so advised by us. After each auction, on the Auction Date, Broker-Dealers will notify Beneficial Owners of the Applicable Rate for the next succeeding rate period and of the Auction Date of the next succeeding auction.

Notification of Rate Period.  We will designate the duration of subsequent rate periods of Series     Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (1) notice has been given as provided herein, (2) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, Series     Notes shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (4) if we shall have mailed a Notice of Redemption with respect to any Series     Notes, the redemption price with respect to such Series     Notes shall have been deposited with the Paying Agent, and (5) we have confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, we have Eligible Assets with an aggregate Discounted Value at least equal to the Series     Notes Basic Maintenance Amount, and we have consulted with the Broker-Dealers and have provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

Designation of a Special Rate Period.  If we propose to designate any Special Rate Period, not fewer than 7 (or two Business Days in the event the duration of the rate period prior to such Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (1) made by press release and (2) communicated by us by telephonic or other means to the Trustee and the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that we propose to exercise our option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that we will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, who will promptly notify the Broker-Dealers, of either (x) our determination, subject to certain conditions, to proceed with such Special

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Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) our determination not to proceed with such Special Rate Period, in which latter event the succeeding rate period shall be a Standard Rate Period.

No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, we shall deliver to the Trustee and the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(1) a notice stating (A) that we have determined to designate the next succeeding rate period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(2) a notice stating that we have determined not to exercise our option to designate a Special Rate Period.

If we fail to deliver either such notice with respect to any designation of a proposed Special Rate Period to the Auction Agent or we are unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, we shall be deemed to have delivered a notice to the Auction Agent with respect to such rate period to the effect set forth in clause (2) above, thereby resulting in a Standard Rate Period.

Default Period.  Subject to cure provisions, a Default Period with respect to Series     Notes will commence on any date we fail to deposit irrevocably in trust in same-day funds, with the Paying Agent by 3:00 p.m., New York City time,

(A) the full amount of any accrued interest on Series     Notes payable on the Interest Payment Date (an “Interest Default”), or

(B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default” and together with an Interest Default, hereinafter referred to as “Default”).

Subject to cure provisions, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 3:00 p.m., New York City time, we have deposited irrevocably in trust in same-day funds with the Paying Agent all unpaid interest and any unpaid Redemption Price. In the case of an Interest Default, the Applicable Rate for each rate period commencing during a Default Period will be equal to the Default Rate, and each subsequent rate period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new rate period.

No auction shall be held during a Default Period with respect to an Interest Default applicable to Series     Notes. No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 3:00 p.m., New York City time within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three.

Redemption

Optional Redemption.  To the extent permitted under the 1940 Act and Maryland law, we may redeem Series     Notes having a rate period of one year or less, in whole or in part, out of funds legally available therefor, on the Interest Payment Date upon not less than 15 days and not more than 40 days notice prior to the date fixed for redemption. This optional redemption is not available during the initial rate period or during any period during which we do not otherwise have the option to redeem Series     Notes. The optional redemption price shall equal the aggregate principal amount of Series     Notes to be redeemed, plus an amount equal to accrued interest to the date fixed for redemption. Series     Notes having a rate period of

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more than one year are redeemable at our option, in whole or in part, out of funds legally available therefor, prior to the end of the relevant rate period, upon not less than 15 days, and not more than 40 days, prior notice, subject to any Specific Redemption Provisions, which may include the payment of a redemption premium determined by the Board of Directors after consultation with the Broker Dealers at the time of the designation of such rate period. We shall not effect any optional redemption unless (1) we have available on the date fixed for redemption Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Series     Notes by reason of the redemption of such Series     Notes and (2) we would have Eligible Assets with an aggregate Discounted Value at least equal to the Senior Notes Basic Maintenance Amount immediately subsequent to such redemption.

Mandatory Redemption.  If we fail to maintain Eligible Assets with an aggregate Discounted Value at least equal to the Senior Notes Basic Maintenance Amount as of any Valuation Date or fail to satisfy the 1940 Act Senior Notes Asset Coverage as of the last Business Day of any month, and that failure is not cured within ten Business Days following the Valuation Date in the case of a failure to maintain the Senior Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Senior Notes Asset Coverage as of that last Business Day (each an “Asset Coverage Cure Date”), Series     Notes will be subject to mandatory redemption out of funds legally available therefor. See “Asset Coverage Requirements.”

The principal amount of Series     Notes to be redeemed in such circumstances will be equal to the lesser of (1) the minimum principal amount of Series     Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in our having Eligible Assets with an aggregated Discounted Value at least equal to the Senior Notes Basic Maintenance Amount or sufficient to satisfy the 1940 Act Senior Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Series     Notes the redemption of which would have such result, we will redeem all Series     Notes then outstanding), and (2) the maximum principal amount of Series     Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

Any redemption of less than all of the outstanding Senior Notes will be made from Series     Notes that we designate. We shall designate the principal amount of Series     Notes to be redeemed on a pro rata basis among the Holders in proportion to the principal amount of Series     Notes they hold, by lot or such other method as we deem equitable. We will not make any optional or mandatory redemption of less than all outstanding Series     Notes unless the aggregate principal amount of Series     Notes to be redeemed is equal to $25,000 or integral multiples thereof. Any redemption of less than all Series     Notes outstanding will be made in such a manner that all Series     Notes outstanding after such redemption are in authorized denominations.

We are required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or we are not otherwise legally permitted to redeem, all of the outstanding Series     Notes which are subject to mandatory redemption, or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date, we will redeem those Series     Notes, and other Senior Notes to be redeemed on the earliest practicable date on which we will have such funds available, upon notice to record owners of Series     Notes and the Paying Agent. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law. The redemption price per Series E Note in the event of any mandatory redemption will be the principal amount, plus an amount equal to accrued but unpaid interest to the date fixed for redemption, plus (in the case of a rate period of more than one year) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the “Mandatory Redemption Price”).

Redemption Procedure.  Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem with the SEC in order to provide at least the minimum notice required by such rule or any

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successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). We will deliver a notice of redemption to the Auction Agent and the Trustee containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption. The Trustee will use its reasonable efforts to provide notice to each Holder of Series     Notes called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Trustee determines the Series     Notes to be redeemed (or, during a Default Period with respect to such Series     Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives notice of redemption from us). Such notice will be confirmed promptly by the Trustee in writing not later than the close of business on the third Business Day preceding the redemption date by providing a notice to each Holder of record of Series     Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository (“Notice of Redemption”). The Notice of Redemption will be addressed to the registered owners of Series     Notes at their addresses appearing on our books or share records. Such notice will set forth (1) the redemption date, (2) the principal amount and identity of Series     Notes to be redeemed, (3) the redemption price (specifying the amount of accrued interest to be included therein and the amount of the redemption premium, if any), (4) that interest on Series     Notes to be redeemed will cease to accrue on such redemption date, and (5) the provision of the Indenture under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing will affect the validity of the redemption proceedings, except as required by applicable law.

If less than all of the outstanding Series     Notes are redeemed on any date, we will select the amount per Holder to be redeemed on such date on a pro rata basis in proportion to the principal amount of Series     Notes held by such Holder, by lot or by such other method we determine to be fair and equitable, subject to the terms of any Specific Redemption Provisions and subject to maintaining authorized denominations as described above. Series   Notes may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Trustee will give notice to the Securities Depository, whose nominee will be the record holder of all Series     Notes, and the Securities Depository will determine Series     Notes to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will determine the principal amount of Series     Notes to be redeemed from the account of each Beneficial Owner for which it acts as agent. An Agent Member may select for redemption Series     Notes from the accounts of some Beneficial Owners without selecting for redemption any Series     Notes from the accounts of other Beneficial Owners. In this case, in selecting Series     Notes to be redeemed, the Agent Member will select by lot or other fair and equitable method. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Beneficial Owner of all Series     Notes, we will select the particular principal amount to be redeemed by lot or by such other method as we deem fair and equitable, as contemplated above.

If Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, interest on such Series     Notes will cease to accrue and such Series     Notes will no longer be deemed to be outstanding for any purpose and all rights of the holder of Series     Notes so called for redemption will cease and terminate, except the right of the holder of such Series     Notes to receive the redemption price, but without any interest or additional amount. We will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of Series     Notes called for redemption on such date and (2) such other amounts, if any, to which holders of Series     Notes called for redemption may be entitled. We will be entitled to receive, from time to time after the date fixed for redemption, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of Series     Notes so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to us. After such payment, Holders of Series     Notes called for redemption may look only to us for payment.

So long as any Series     Notes are held of record by the nominee of the Securities Depository, the redemption price for those Series     Notes will be paid on the redemption date to the nominee of the

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Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no Series     Notes may be redeemed unless all interest in arrears on the outstanding Series     Notes, and any indebtedness of ours ranking on a parity with Series     Notes, have been or are being contemporaneously paid or set aside for payment, except that the foregoing shall not prevent the purchase or acquisition of all the outstanding Series     Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Series     Notes.

Except for the provisions described above, nothing contained in the Indenture limits any legal right of ours to purchase or otherwise acquire Series     Notes outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on or the mandatory or optional redemption price with respect to, any Series     Notes for which Notice of Redemption has been given, and we are in compliance with the 1940 Act Series     Notes Asset Coverage and have Eligible Assets with an aggregate Discounted Value at least equal to Series     Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all outstanding Series     Notes are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Directors.

Payment Restrictions on Shares

Under the 1940 Act, we may not declare any dividend on common stock or make any distribution with respect to our common stock and preferred stock or purchase or redeem any common or preferred stock if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to Series     Notes and any other senior securities representing indebtedness (as defined in the 1940 Act), would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its common or preferred shares). Dividends may be declared upon any preferred stock, however, if Series     Notes and any other senior securities representing indebtedness have an asset coverage of at least 200% at the time of declaration after deducting the amount of such dividend.

“Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include our obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise, it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset-coverage requirements described above apply in connection with interest payments or distributions on or purchases or

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redemptions of stock, such asset coverage may be calculated on the basis of values determined as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

In addition, a declaration of a dividend or other distribution on, or repurchase or redemption of, common or preferred stock is restricted (1) at any time that an event of default under Series     Notes or any other Borrowings has occurred and is continuing; or (2) if, after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Series     Notes or other Borrowings; or (3) we have not redeemed the full amount of Series     Notes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

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THE AUCTIONS

General

Auction Agency Agreement.  We have entered into an Auction Agency Agreement (the “Auction Agency Agreement”) with the Auction Agent (currently, [          ]) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Series     Notes so long as the Applicable Rate for Series     Notes is to be based on the results of an auction.

The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after the notice or upon notice to us on a date specified by the Auction Agent if we fail to pay the amounts due to the Auction Agent within 30 days of invoice. If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent provided that prior to such removal we have entered into such an agreement with a successor Auction Agent.

Auction Risk

You may not be able to sell your Series     Notes at an auction if the auction fails; that is, if there are more Series     Notes offered for sale than there are buyers for those Series     Notes. Also, if you place hold orders (orders to retain Series     Notes) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Series     Notes. Finally, if you buy Series     Notes or elect to retain Series     Notes without specifying a rate below which you would not wish to buy or continue to hold those Series     Notes, and the auction sets a below-market rate, you may receive a lower rate of return on your Series     Notes than the market rate.

Auction Procedures

Prior to the Submission Deadline on each Auction Date for Series     Notes, each customer of a Broker-Dealer listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder thereof (a “Beneficial Owner”) may submit orders with respect to Series     Notes that Broker-Dealer as follows:

•	Hold Order — indicating the Beneficial Owner’s desire to hold Series Notes without regard to the Applicable Rate for the next rate period.

•	Bid to Sell — indicating the Beneficial Owner’s desire to sell the principal amount of outstanding Series Notes, if any, held by such Beneficial Owner if the Applicable Rate for the next succeeding rate period shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

•	Bid to Purchase — a current Beneficial Owner or a Potential Beneficial Owner may submit bids offering to purchase a certain amount of outstanding Series Notes if the Applicable Rate determined on the Auction Date is higher than the rate specified in the Bid. A Bid specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

•	Sell Order — an order by a current Beneficial Owner desire to sell a specified principal amount of Series Notes, regardless of the Applicable Rate for the upcoming rate period.

Orders submitted (or the failure to submit orders) by Beneficial Owners under certain circumstances will have the effects described below. A Beneficial Owner of Series     Notes that submits a Bid with respect thereto to its Broker-Dealer having a rate higher than the Maximum Rate for Series     Notes on the Auction Date will be treated as having submitted a Sell Order with respect to such Series     Notes. A Beneficial Owner that fails to submit an order with respect to Series     Notes to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to Series     Notes; provided, however, that if a Beneficial Owner fails to submit an order with respect to Series     Notes to its Broker-Dealer for an auction relating to a Special Rate Period of more than twenty-eight (28) days, the Beneficial Owner will be deemed to have

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submitted a Sell Order with respect to such Series     Notes. A Sell Order constitutes an irrevocable offer to sell Series     Notes subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Series     Notes is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

A customer of a Broker-Dealer that is not a Beneficial Owner of Series     Notes but that wishes to purchase Series     Notes, or that is a Beneficial Owner of Series     Notes that wishes to purchase additional Series     Notes (in each case, a “Potential Beneficial Owner”), may submit bids to its Broker-Dealer in which it offers to purchase such principal amount of outstanding Series     Notes specified in such bid if the Applicable Rate therefor determined on such Auction Date shall not be less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of Series     Notes specifying a rate higher than the Maximum Rate for Series     Notes on the Auction Date therefor will not be accepted.

Each Broker-Dealer shall submit in writing, which shall include a writing delivered via e-mail or other electronic means to the Auction Agent, prior to the submission deadline on each Auction Date, all orders for Series     Notes subject to an auction on such Auction Date accepted by such Broker-Dealer, designating itself (unless otherwise permitted by us) as an existing Beneficial Owner in respect of Series     Notes subject to orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Beneficial Owner in respect of Series     Notes subject to orders submitted to it by Potential Beneficial Owners. However, neither we nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order in respect of Series     Notes held by it or by its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an order in respect of Series     Notes held by it. A Broker-Dealer also may submit orders to the Auction Agent for its own account as an Existing Beneficial Owner or Potential Beneficial Owner, provided it is not an affiliate of us.

If Sufficient Clearing Bids for Series     Notes exist (that is, the aggregate principal amount of outstanding Series     Notes subject to submitted bids of Potential Beneficial Owners specifying one or more rates between the Minimum Rate (for Standard Rate Periods or shorter periods, only) and the Maximum Rate (for all rate periods) exceeds or is equal to the sum of the aggregate principal amount of outstanding Series     Notes subject to submitted Sell Orders), the Applicable Rate for the next succeeding rate period will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Beneficial Owners and Potential Beneficial Owners, would result in Existing Beneficial Owners and Potential Beneficial Owners owning the aggregate principal amount of Series     Notes for purchase in the auction. If Sufficient Clearing Bids of Series     Notes do not exist (other than because all of the outstanding Series     Notes subject to Submitted Hold Orders), then the Applicable Rate for all Series     Notes for the next succeeding rate period thereof will be equal to the Maximum Rate. In such event, Beneficial Owners that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such auction all aggregate principal amount subject to such Sell Orders. In any particular auction, if all outstanding Series     Notes are the subject of Submitted Hold Orders, the Applicable Rate for such Series     Notes for the next succeeding rate period will be the All Hold Rate (such a situation is called an “All Hold Auction”).

The Auction Procedures include a pro rata allocation of Series     Notes for purchase and sale, which may result in an Existing Beneficial Owner continuing to hold or selling, or a Potential Beneficial Owner purchasing, a number of Series     Notes that is less than the number of Series     Notes specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Beneficial Owners or Potential Beneficial Owners in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next Business Day (also an Interest Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members.

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The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

Certain Considerations Affecting Auction Rate Securities

Role of Broker-Dealers.  [          ] and [          ] (the “Broker-Dealers”) have been appointed by the issuers or obligors of various auction rate securities to serve as a dealer in the auctions for those securities and are paid by the issuers or obligors for their services. The Broker-Dealers receive broker-dealer fees from such issuers or obligors at an agreed upon annual rate that is applied to the principal amount of securities sold or successfully placed through them in such auctions.

The Broker-Dealers are designated in the Broker-Dealer Agreements as the Broker-Dealers to contact Existing Holders and Potential Holders and solicit Bids for Series     Notes. After each auction for Series     Notes the Auction Agent will pay a service charge to each Broker-Dealer. We will provide the Auction Agent with the funds to pay the service charges. The service charge will be in an amount equal to: (i) in the case of any auction immediately preceding a rate period of less than one year, the product of (A) a fraction the numerator of which is the number of days in the rate period (calculated by counting the first day of such rate period but excluding the last day thereof) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000, times (D) the sum of the aggregate number of Series     Notes placed by such Broker-Dealer, or (ii) the amount mutually agreed upon by us and the Broker-Dealers in the case of any auction immediately preceding a rate period of one year or longer. For purposes of the preceding sentence, Series     Notes will be placed by a Broker-Dealer if such Series     Notes were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners, or (b) the subject of an order submitted by such Broker-Dealer that is (1) a submitted Bid of an Existing Beneficial Owner that resulted in such existing Beneficial Owner continuing to hold such Series     Notes as a result of the auction or (2) a submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such Series     Notes as a result of the auction or (3) a valid Hold Order. The Broker-Dealers may share a portion of such service charges with other dealers that submit Orders through it that are filled in the auction.

Bidding by Broker-Dealers.  A Broker-Dealer is permitted, but not obligated, to submit Orders in auctions for Series     Notes for its own account either as a buyer or seller and routinely does so in the auction rate securities market in its sole discretion. If the Broker-Dealer submits an Order for its own account, it would have an advantage over other Bidders because a Broker-Dealer would have knowledge of the other Orders placed through it in that auction for Series     Notes and thus could determine the rate and size of its Order so as to increase the likelihood that (i) its Order will be accepted in the auction for Series     Notes and (ii) the auction for Series     Notes will clear at a particular rate. For this reason, and because the Broker-Dealers are appointed and paid by us to serve as a Broker-Dealer in the auction for Series     Notes, a Broker-Dealer’s interests in serving as a Broker-Dealer in an auction may differ from those of Existing Holders and Potential Holders who participate in auctions for Series     Notes. See “— Role of Broker-Dealers.” A Broker-Dealer would not have knowledge of Orders submitted to the Auction Agent by any other firm that is, or may in the future be, appointed to accept Orders pursuant to a Broker-Dealer Agreement.

The Broker-Dealers are the only Broker-Dealers appointed by us to serve as a Broker-Dealer in the auctions for Series     Notes, and as long as that remains the case, they will be the only Broker-Dealers that submit Orders to the Auction Agent in the auctions for Series     Notes. As a result, in such circumstances, the Broker-Dealers may discern the clearing rate before the Orders are submitted to the Auction Agent and set the clearing rate with their respective Orders.

A Broker-Dealer may place one or more bids in an auction for Series     Notes for its own account to acquire securities for its inventory, to prevent an “Auction Failure” (which occurs if there are insufficient clearing bids and results in the auction rate being set at the Maximum Rate) or to prevent an auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for Series     Notes. A Broker-Dealer may place such Bids even after obtaining knowledge of some or all of the other Orders submitted

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through it. When bidding in an auction for Series     Notes for its own account, a Broker-Dealer also may Bid inside or outside the range of rates that it posts in its Price Talk (as defined herein). See “— Price Talk.”

A Broker-Dealer also may encourage bidding by others in auctions for Series     Notes, including to prevent an Auction Failure or to prevent an auction for Series     Notes from clearing at a rate that a Broker-Dealer believes does not reflect the market for Series     Notes. A Broker-Dealer may encourage such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.

Bids by a Broker-Dealer or by those it may encourage to place Bids are likely to affect (i) the Applicable Rate — including preventing the Applicable Rate from being set at the Maximum Rate or otherwise causing Potential Beneficial Owners to receive a lower rate than they might have received had a Broker-Dealer not Bid (or not encouraged others to Bid) and (ii) the allocation of Series     Notes being auctioned, including displacing some Potential Beneficial Owners who may have their Bids rejected or receive fewer Series     Notes than they would have received if a Broker-Dealer had not Bid (or encouraged others to Bid). Because of these practices, the fact that an auction for Series     Notes clears successfully does not mean that an investment in Series     Notes involves no significant liquidity or credit risk. A Broker-Dealer is not obligated to continue to place such Bids (or to continue to encourage other Bidders to do so) in any particular auction for Series     Notes to prevent an Auction Failure or an auction for Series     Notes from clearing at a rate a Broker-Dealer believes does not reflect the market for Series     Notes. Investors should not assume that a Broker-Dealer will place Bids or encourage others to do so or that Auction Failures will not occur. Investors should also be aware that Bids by a Broker-Dealer (or by those it may encourage to place Bids) may cause lower Applicable Rates to occur.

The statements herein regarding Bidding by a Broker-Dealer apply only to a Broker-Dealer’s auction desk and any other business units of a Broker-Dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

In any particular auction for Series     Notes, if all outstanding Series     Notes are the subject of Submitted Hold Orders, the Applicable Rate for the next succeeding Auction Period will be the All Hold Rate, which situation is an All Hold Auction. If a Broker-Dealer holds any Series     Notes for its own account on an Auction Date, a Broker-Dealer may, but is not obligated to submit a Sell Order into the auction for Series     Notes with respect to such Series     Notes, which would prevent that auction for Series     Notes from being an All Hold Auction. A Broker-Dealer may, but is not obligated to, submit Bids for its own account in that same auction for Series     Notes, as set forth above.

Price Talk.  Before the start of an auction for Series     Notes, a Broker-Dealer, in its discretion, may make available to its customers who are Existing Holders and Potential Holders a Broker-Dealer’s good faith judgment of the range of likely clearing rates for the auction for Series     Notes based on market and other information. This is known as “Price Talk.” Price Talk is not a guaranty that the Applicable Rate established through the auction for Series     Notes will be within the Price Talk, and Existing Holders and Potential Holders are free to use it or ignore it. A Broker-Dealer occasionally may update and change the Price Talk based on changes in our credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential Holders should confirm with a Broker-Dealer the manner by which such Broker-Dealer will communicate Price Talk and any changes to Price Talk.

“All-or-Nothing” Bids.  The Broker-Dealers will not accept “all-or-nothing” Bids (i.e., Bids whereby the bidder proposes to reject an allocation smaller than the entire quantity Bid) or any other type of Bid that allows the bidder to avoid Auction Procedures that require the pro rata allocation of Series     Notes where there are not sufficient Sell Orders to fill all Bids at the Winning Bid Rate.

No Assurances Regarding Auction Outcomes.  The Broker-Dealers provide no assurance as to the outcome of any auction. The Broker-Dealers also do not provide any assurance that any Bid will be successful, in whole or in part, or that the auction for Series     Notes will clear at a rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the Applicable Rate on any

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Series     Notes purchased or retained in the auction may be lower than the market rate for similar investments.

The Broker-Dealers will not agree before an auction to buy Series     Notes from, or sell Series     Notes to, a customer after the auction.

Deadlines.  Each particular auction for Series     Notes has a formal deadline by which all Bids must be submitted by the Broker-Dealers to the Auction Agent. This deadline is called the “Submission Deadline.” To provide sufficient time to process and submit customer Bids to the Auction Agent before the Submission Deadline, each Broker-Dealer imposes an earlier deadline for all customers, called the “Broker-Dealer Deadline,” by which bidders must submit Bids to a Broker-Dealer. The Broker-Dealer Deadline is subject to change by a Broker-Dealer. Potential Beneficial Owners should consult with their Broker-Dealer as to its Broker-Dealer Deadline. A Broker-Dealer may allow for correction of clerical errors after the Broker-Dealer Deadline and prior to the Submission Deadline. A Broker-Dealer may submit Bids for its own account at any time until the Submission Deadline and may change Bids it has submitted for its own account at any time until the Submission Deadline.

Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited.  An Existing Holder may sell, transfer or dispose of a Series     Note only: (i) in an auction for Series     Notes, only pursuant to a Bid or Sell Order in accordance with the Auction Procedures, (ii) outside an auction, only to or through a Broker-Dealer, or (iii) by transferring Series     Notes to us or any affiliate; provided, however, that (a) a sale, transfer or other disposition of an aggregate principal amount of Series     Notes from a customer of a Broker-Dealer listed on the records of that Broker-Dealer as the holder of such Series     Notes to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Beneficial Owner of Series     Notes so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by us) to whom such transfer is made shall advise the Auction Agent of such transfer.

Existing Holders will be able to sell all of the Series     Notes that are the subject of their Submitted Sell Orders only if there are bidders willing to purchase all those Series     Notes in the auction for Series     Notes. If Sufficient Clearing Bids have not been made, Existing Holders that have submitted Sell Orders will not be able to sell in the auction for Series     Notes all, and may not be able to sell any, of Series     Notes subject to such Submitted Sell Orders. As discussed above (See “— Bidding by Broker-Dealers”), a Broker-Dealer may submit a Bid in an auction for Series     Notes to avoid an Auction Failure, but it is not obligated to do so. There may not always be enough bidders to prevent an Auction Failure in the absence of bidding by a Broker-Dealer in the auction for Series     Notes for its own account or encouraging others to Bid. Therefore, Auction Failures are possible, especially if our credit were to deteriorate, if a market disruption were to occur or if, for any reason, a Broker-Dealer were unable or unwilling to Bid.

Between auctions for Series     Notes, there can be no assurance that a secondary market for Series     Notes will develop or, if it does develop, that it will provide Existing Holders the ability to resell Series     Notes on the terms or at the times desired by an Existing Holder. A Broker-Dealer, in its own discretion, may decide to buy or sell Series     Notes in the secondary market for its own account from or to investors at any time and at any price, including at prices equivalent to, below, or above par for Series     Notes. However, a Broker-Dealer is not obligated to make a market in Series     Notes and may discontinue trading in Series     Notes without notice for any reason at any time. Existing Holders who resell between auctions for Series     Notes may receive an amount less than par, depending on market conditions. We can provide no assurance that any secondary trading market of Series     Notes will provide owners with liquidity of investment. Series     Notes are not listed on any exchange or automated quotation system. Investors who purchase Series     Notes in an auction for Series     Notes for a Special Rate Period should note that, because the interest rate on such Series     Notes will be fixed for the length of such rate period, the value of Series     Notes may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction for Series     Notes, depending upon market conditions.

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If an Existing Holder purchased Series     Notes through a dealer which is not a Broker-Dealer for the securities, such Existing Holder’s ability to sell its securities may be affected by the continued ability of its dealer to transact trades for Series     Notes through a Broker-Dealer.

The ability to resell Series     Notes will depend on various factors affecting the market for Series     Notes, including news relating to us, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning Series     Notes (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded Series     Notes (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in “— Securities and Exchange Commission Settlements” below) or press reports, financial reporting cycles and market conditions generally. Demand for Series     Notes may change without warning, and declines in demand may be short-lived or continue for longer periods.

Resignation of the Auction Agent or a Broker-Dealer Could Impact the Ability to Hold Auctions.  The Auction Agent Agreement provides that the Auction Agent may resign from its duties as Auction Agent by giving us at least 60 days’ notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Auction Agent be in place. The Broker-Dealer Agreement provides that a Broker-Dealer thereunder may resign upon five days’ notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. For any auction period during which there is no duly appointed Auction Agent or Broker-Dealer, it will not be possible to hold auctions for Series     Notes, with the result that the interest rate on Series     Notes will be determined as described in the supplemental indenture.

Securities and Exchange Commission Settlements.  On May 31, 2006, the SEC announced that it had settled its investigation of 15 firms, including [          ] and [          ] (the “Settling Broker-Dealers”), that participate in the auction rate securities market, regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, the Settling Broker-Dealers agreed to pay a civil penalty. In addition, the Settling Broker-Dealers, without admitting or denying the SEC’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by that Settling Broker-Dealer to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or Series     Notes. The SEC’s investigation is continuing as to other entities that participate in the auction rate securities market.

In addition, on January 9, 2007, the SEC announced that it had settled its investigation of three banks, including [          ] (the “Settling Auction Agents”), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the SEC’s allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or Series     Notes.

Additional Information

Securities Depository.  DTC will act as the Securities Depository for the Agent Members with respect to Series     Notes. One certificate for Series     Notes will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Series     Notes contained in the Indenture. We also

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will issue stop-transfer instructions to the transfer agent for Series     Notes. Cede & Co. will be the holder of record of each series of all Senior Notes and beneficial owners of such Series     Notes will not be entitled to receive certificates representing their ownership interest in such Series     Notes.

DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the “Agent Member”) in Series     Notes, whether for its own account or as a nominee for another person.

Concerning The Auction Agent

The Auction Agent is acting as non-fiduciary agent for us in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Series     Notes, the Auction Agent’s registry of Existing Holders, the results of auctions and notices from any Broker-Dealer (or other Person, if permitted by us) with respect to transfers described under “The Auctions” in the Prospectus Supplement and notices from us. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such auction.

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UNDERWRITING

[TO BE FURNISHED AT TIME OF OFFERING]

[As of the date of this Prospectus Supplement, our Independent Directors [excluding Ms. Costin] and their immediate family members do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our underwriters. [Due to her ownership of securities issued by one of the underwriters in this offering, Ms. Costin is expected to be treated as an “interested person” of the Company, as defined in the 1940 Act, during and until the completion of this offering, and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.]]

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$

Auction Rate Senior Notes
$      Series      , due          , 20

PROSPECTUS SUPPLEMENT

[Underwriters]

          , 200

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED

FORM OF PROSPECTUS SUPPLEMENT
(To Prospectus Dated          , 200  )

$

Auction Rate Preferred Stock
           shares, Series
Liquidation Preference $25,000 per share

Kayne Anderson Energy Total Return Fund, Inc. is a non-diversified, closed-end management investment company that began investment activities on June 28, 2005. Our investment objective is to obtain a high total return with an emphasis on current income. Generally, we invest in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”).

We are offering           shares of Series      Auction Rate Preferred Stock, $0.001 par value per share (referred to as “Series      ARP Shares”) in this Prospectus Supplement. This Prospectus Supplement does not constitute a complete prospectus, but should be read in conjunction with our Base Prospectus dated          , 20     , which accompanies this Prospectus Supplement. This Prospectus Supplement does not include all information that you should consider before purchasing any Series      ARP Shares. You should read this Prospectus Supplement and our Base Prospectus prior to purchasing any Series      ARP Shares.

Investing in Series      ARP Shares involves certain risks. See “Risk Factors” beginning on page 12 of the accompanying Base Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total

Public offering price		$25,000	$
Underwriting discounts and commissions	$		$
Proceeds, before expenses, to us(1)	$		$

(1)	We estimate that we will incur approximately $ in expenses in connection with this offering.

The underwriters expect to deliver the Series      ARP Shares in book-entry-form, through the facilities of The Depository Trust Company, to broker-dealers on or about          , 20     .

[Underwriter(s)]
          , 20

The Series      ARP Shares offered in this Prospectus Supplement, together with the previously issued and currently outstanding Series A, B and C Auction Rate Preferred Stock, are collectively referred to as “ARP Shares.” Individual series of ARP Shares are referred to as a “series.” Except as otherwise described in this Prospectus Supplement, the terms of this series and all other series are the same. Capitalized terms used but not defined in this Prospectus Supplement shall have the meanings given to such terms in the Articles Supplementary.

Series      ARP Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. Investors in Series      ARP Shares will be entitled to receive cash dividends at an annual rate that may vary for each dividend period. The dividend rate for the initial period from and including the issue date through          ,      will be     % per year.

The dividend rate for each subsequent dividend period will be determined by an auction conducted in accordance with the procedures described in this Prospectus Supplement, and in additional detail in Appendix B to the Statement of Additional Information. Generally, following the initial dividend period, each dividend period will be           (  ) days.

Prior to this offering, there has been no private or public market for Series      ARP Shares. Series      ARP Shares will not be listed on any exchange or quoted on any automated quotation system. Generally, investors may only buy and sell Series      ARP Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market that those broker-dealers may maintain. These broker-dealers are not required to maintain a market in Series      ARP Shares, and a secondary market, in the unlikely event that one develops, may not provide investors with liquidity.

We are managed by KA Fund Advisors, LLC, a subsidiary of Kayne Anderson Capital Advisors, L.P. (together, “Kayne Anderson”), a leading investor in Energy Companies. As of [          ], 20     , Kayne Anderson and its affiliates managed approximately $[     ] billion, including approximately $[     ] billion in the securities of Energy Companies.

When we are fully invested in accordance with our investment objective, under normal market conditions, we intend to invest at least 80% of our total assets in securities of Energy Companies, principally including MLPs, MLP affiliates, royalty trusts and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

This offering is conditioned upon Series      ARP Shares receiving a rating of “          ” from Moody’s Investors Service Inc. (“Moody’s”) and “          ” from Fitch Ratings (“Fitch”).

Series      ARP Shares will be senior in liquidation and distribution rights to our common stock. Our common stock is listed on the New York Stock Exchange under the symbol “KYE.” On December 22, 2005, we issued an aggregate amount of $300 million of Series A, Series B and Series C Auction Rate Preferred Stock (“ARP Shares”). The ARP Shares are rated “Aaa” and “AAA” by Moody’s and Fitch, respectively. As of [          ], 2007, the aggregate amount of ARP Shares represented approximately [          ]% of our total assets. We may issue additional ARP Shares or other series of our auction rate preferred stock in the future. The ARP Shares, as well as any other series of our auction rate preferred stock, are intended to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks.

Series      ARP Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus Supplement and the accompanying Base Prospectus, which we refer to collectively as the “Prospectus.” This Prospectus Supplement and the accompanying Base Prospectus set forth concisely the information about us that a prospective investor ought to know before investing. This Prospectus Supplement, which describes the specific terms of this offering, and also adds to and updates information contained in the accompanying Base Prospectus and the documents incorporated by reference in the Base Prospectus. The Base Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Base Prospectus, you should rely on the information contained in this Prospectus Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the Base Prospectus or Prospectus Supplement, the statement in the incorporated document having the later date modifies or supersedes the earlier statement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in or incorporated by reference in this Prospectus Supplement and the accompanying Base Prospectus is accurate only as of the respective dates on their front covers. Our business, financial condition, results of operations and prospects may have changed since that date.

Page

Capitalization	S-ARP-1
Asset Coverage Requirements	S-ARP-2
Description of Series Auction Rate Preferred Stock	S-ARP-3
The Auctions	S-ARP-14
Underwriting	S-ARP-21
Table of Contents of the Prospectus Dated , 200	S-ARP-22

You should read this Prospectus Supplement and the accompanying Base Prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated           (“SAI”), as supplemented from time to time, containing additional information about us, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus Supplement. You may request a free copy of the Base Prospectus, our stockholder reports and our SAI, the table of contents of which Base Prospectus is on page S-ARP-19 of this Prospectus Supplement, by calling (877) 657-3863, or by writing to us. Electronic copies of the Prospectus, our stockholder reports and our SAI are also available on our website (http://www.kayneetr.com). You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

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CAPITALIZATION

The following table sets forth our capitalization as of          , 20      and as adjusted to give effect to the issuance of the Series      ARP Shares offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.

	Actual		As Adjusted
	($ In 000s, except per share data)
	(Unaudited)

Cash and cash equivalents	$

PREFERRED STOCK:
Series A Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $25,000 per share (4,000 shares issued and outstanding, 7,000 shares authorized)(1)		$100,000
Series B Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $25,000 per share (4,000 shares issued and outstanding, 7,000 shares authorized)(1)		$100,000
Series C Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $25,000 per share (4,000 shares issued and outstanding, 7,000 shares authorized)(1)		$100,000
Series Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $25,000 per share (no shares authorized, no shares issued and outstanding, as of , 20 , and shares authorized, shares issued and outstanding, as adjusted)(1)		$—

COMMON STOCKHOLDERS’ EQUITY:
Common stock, $0.001 par value per share, 199,979,000 shares authorized (           shares issued and outstanding,           shares authorized, as of          , 20     ;           shares issued and outstanding,           shares authorized, as adjusted)(1)
	$		$
Paid-in capital, less distributions in excess of taxable income
Accumulated net investment income less distributions not treated as tax return of capital
Accumulated net realized gains less distributions not treated as tax return of capital
Net unrealized gains on investments, foreign currency translations, options and interest rate swap contracts

Net assets applicable to common stockholders	$		$

(1)	We do not hold any of these outstanding securities for our account.

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ASSET COVERAGE REQUIREMENTS

This offering is conditioned upon the Series      ARP Shares receiving a rating of “          ” from Moody’s Investors Service, Inc. and “          ” from Fitch Ratings. The Investment Company Act of 1940, as amended (the “1940 Act”), and the Ratings Agencies impose asset coverage requirements which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming with the Rating Agencies that such action will not impair the ratings.

We are required to satisfy two separate asset maintenance requirements in respect to outstanding ARP Shares: (1) we must maintain, as of each Valuation Date on which ARP Shares are outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount, which is calculated separately for each Rating Agency that is then rating the Series      ARP Shares and so requires; and (2) we must satisfy the 1940 Act ARP Shares Asset Coverage requirements.

The Discount Factors and guidelines for calculating the Discounted Value of our portfolio for purposes of determining whether the ARP Shares Basic Maintenance Amount has been satisfied have been established by Moody’s and Fitch in connection with our receipt from Moody’s and Fitch of the “Aa” and “AA” Credit Ratings and the “          ” and “          ” Credit Ratings, respectively, with respect to Series A, B and C ARP Shares on their original issue date and with respect to Series      ARP Shares on their Original Issue Date. We estimate that on the Original Issue Date of Series      ARP Shares, the 1940 Act ARP Shares Asset Coverage, based on the composition of our portfolio as of          , 200  , and after giving effect to the issuance of Series      ARP Shares offered hereby ($     ), will be     %.

The ARP Shares Basic Maintenance Amount is defined in the Rating Agency Guidelines. Each Rating Agency may amend the definition of ARP Shares Basic Maintenance Amount from time to time. A copy of the current Rating Agency Guidelines will be provided to any holder of ARP Shares promptly upon written request by such holder to us at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. See “Rating Agency Guidelines” in the Prospectus for a more detailed description of our asset maintenance requirements.

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DESCRIPTION OF SERIES      AUCTION RATE PREFERRED STOCK

The following is a brief description of the terms of Series      ARP Shares. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Maryland General Corporation Law (“MGCL”) and our Charter, including the Articles Supplementary classifying and designating the Series A, B and C Auction Rate Preferred Shares, a form of which is attached as Appendix B to the SAI. Capitalized terms not otherwise defined in the Prospectus Supplement shall have the same meaning as defined in the Articles Supplementary.

General

Our Charter authorizes the issuance of up to           shares of preferred stock, par value $0.001 per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by our Board of Directors (“Board of Directors”) without the approval of common stockholders. In addition, the Board of Directors, without any action by our stockholders, may amend our charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that we have authority to issue. The Charter currently authorizes the issuance of up to           Series      ARP Shares, 7,000 Series A ARP Shares, 7,000 Series B ARP Shares and 7,000 Series A ARP Shares. Series      ARP Shares have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared, but without interest) to the date of payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. Series      ARP Shares when issued and sold through this offering (1) will be fully paid and non-assessable, (2) will not be convertible into shares of common stock or other stock of ours, (3) will have no preemptive rights, and (4) will not be subject to any sinking fund. Series      ARP Shares will be subject to optional and mandatory redemption as described below under “— Redemption.”

Beneficial Owners of Series      ARP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company (“DTC”) will initially act as Securities Depository for the Agent Members with respect to the Series      ARP Shares.

In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for Series ARP Shares. Furthermore, pursuant to the terms of the Articles Supplementary, at any time the holders of our preferred stock, including Series ARP Shares, are entitled to elect additional directors under the 1940 Act or because dividends have been in arrears for at least two full years, we are required to notify the Auction Agent. The Auction Agent is required to notify our directors that the Charter provides for a special meeting of such holders, and once the meeting is called, mail a notice of such special meeting to the holders. See “— Voting Rights” below. However, the Auction Agent generally will serve merely as our agent, acting in accordance with our instructions.

Except in an auction, we will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Series      ARP Shares, so long as (1) we are current in the payment of dividends on, or the mandatory or optional redemption price with respect to, Series      ARP Shares for which notice of redemption has been given, and (2) we are in compliance with the 1940 Act ARP Shares Asset Coverage and we have Eligible Assets with an aggregated Discounted Value at least equal to the ARP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof.

Dividends and Dividend Periods

Holders of Series      ARP Shares (“Holders”) will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial Dividend Payment Date with respect to the initial dividend period and, thereafter, on each Dividend Payment Date with respect to a subsequent dividend period (generally a period of           (  ) days, subject to certain exceptions) at the rate per annum equal to the Applicable Rate for each dividend period. Dividends so declared and payable shall be paid to the extent permitted under Maryland law, to the extent available and in

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preference to and priority over any distribution declared, payable or set apart for payment on our common stock. Dividends shall be payable from our earnings and profits. Because of our emphasis on investments in MLPs, there is a possibility that earnings and profits would not be sufficient to pay dividends on Series      ARP Shares. In such a case, dividends would be paid from cash flow in excess of earnings and profits and would be treated as return of capital.

On the Business Day next preceding each Dividend Payment Date, we are required to deposit with the Paying Agent sufficient funds for the payment of dividends. We do not intend to establish any reserves for the payment of dividends.

All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends for the benefit of the Holders. Each dividend will be paid by the Paying Agent to the Holders as their names appear on our stock ledger or stock records, which Holder(s) is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository’s normal procedures. We expect the Securities Depository’s current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Beneficial Owner in accordance with the instructions of such Beneficial Owner.

Dividends in arrears for any past dividend period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holder(s) as its name appears on our stock ledger or stock records on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See “— Default Period” below. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends.

The amount of dividends per share payable (if declared) on each Dividend Payment Date of each dividend period (or in respect of dividends on another date in connection with a redemption during such dividend period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such dividend period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such dividend period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation preference per share, and rounding the amount so obtained to the nearest cent.

Determination of Dividend Rate.  The dividend rate for the initial dividend period (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the Prospectus Supplement. For each subsequent dividend period, subject to certain exceptions, the dividend rate will be the per annum rate that the Auction Agent advises us has resulted from an auction. See “The Auctions.”

The initial dividend period for Series      ARP Shares shall be           (  ) days. Dividend periods after the initial dividend period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

A designation of a Special Dividend Period will not be effective unless, among other things, Sufficient Clearing Bids shall have existed at the auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

Dividends will accumulate at the Applicable Rate from the Original Issue Date and shall be payable on each subsequent Dividend Payment Date. For dividend periods of less than 30 days, Dividend Payment Dates shall occur on the first Business Day following the last day of such dividend period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such dividend period and on the Business Day following the last day of such dividend period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

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Except during a Default Period as described below, the Applicable Rate resulting from an auction will not be greater than the Maximum Rate, which is equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase, we would be in compliance with basic maintenance amount. The applicable percentage will be determined based on the lower of the credit ratings assigned on that date to Series      ARP Shares by Moody’s and Fitch, as follows:

Moody’s Credit Rating	Fitch Credit Rating	Percentage of Reference Rate

The “Reference Rate” is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more), or (2) the applicable LIBOR. For Standard Dividend Periods or less only, the Applicable Rate resulting from an auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is specified for auctions with respect to dividend periods of more than the Standard Dividend Period.

The Maximum Rate for Series      ARP Shares will apply automatically following an auction for such shares in which Sufficient Clearing Bids have not been made (other than because all outstanding Series      ARP Shares were subject to Submitted Hold Orders), except during a Default Period, when the dividend rate shall be the Default Rate. If an auction for any dividend period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Applicable Rate on Series      ARP Shares for any such dividend period shall be the Maximum Rate (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

The All Hold Rate will apply automatically following an auction in which all of the outstanding Series      ARP Shares are subject to (or are deemed to be subject to) Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

Prior to each auction, Broker-Dealers will notify Holders of the term of the next succeeding dividend period as soon as practicable after the Broker-Dealers have been so advised by us. After each auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding dividend period and of the Auction Date of the next succeeding auction.

Designation of Dividend Period.  After the initial dividend period, we will designate the duration of dividend periods of Series      ARP Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (1) notice has been given as provided herein, (2) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, Series      ARP Shares shall have been cured as set forth under “— Default Period,” (3) Sufficient Clearing Bids shall have existed in an auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (4) if we shall have mailed a notice of redemption with respect to any shares, as described under “— Redemption” below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (5) in the case of the designation of a Special Dividend Period, we have confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, we have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount and have consulted with the Broker-Dealers and have provided notice of such designation and a ARP Shares Basic Maintenance Report to each Rating Agency which is then rating the Series      ARP Shares and so requires.

Designation of a Special Dividend Period.  If we propose to designate any Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the dividend period prior to such Special Dividend Period is fewer than eight days) nor more than thirty (30) Business Days prior to the first day of such Special Dividend Period, notice shall be (1) made by press release and (2) communicated by us by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that we propose to exercise our option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that we will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction

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Agent, who will promptly notify the Broker-Dealers, of either (x) our determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) our determination not to proceed with such Special Dividend Period, in which latter event the succeeding dividend period shall be a Standard Dividend Period.

No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, we shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(1) a notice stating (A) that we have determined to designate the next succeeding dividend period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(2) a notice stating that we have determined not to exercise our option to designate a Special Dividend Period.

If we fail to deliver either such notice with respect to any designation of a proposed Special Dividend Period to the Auction Agent or are unable to make the confirmation regarding Eligible Assets described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, we shall be deemed to have delivered a notice to the Auction Agent with respect to such dividend period to the effect set forth in clause (2) above, thereby resulting in a Standard Dividend Period.

Default Period.  Subject to cure provisions, a “Default Period” with respect to the Series      ARP Shares will commence on any date we fail to deposit irrevocably in trust in same-day funds, with the Paying Agent by 3:00 p.m., New York City time, (A) the full amount of any declared dividend payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default”, and together with a Dividend Default, hereinafter referred to as “Default”).

Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 3:00 p.m., New York City time, we have deposited irrevocably in trust in same-day funds with the Paying Agent all unpaid dividends and any unpaid Redemption Price. In the case of a Dividend Default, the Applicable Rate for each dividend period commencing during a Default Period will be equal to the Default Rate, and each subsequent dividend period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new dividend period.

No auction shall be held during a Default Period. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 3:00 p.m., New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

Restrictions On Dividend, Redemption And Other Payments

Under the 1940 Act, we may not (1) declare any dividend with respect to preferred stock, including Series      ARP Shares, if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to that are senior securities representing stock (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (2) declare any other distribution on preferred stock, including Series      ARP Shares, or purchase or redeem preferred stock if at the time of the declaration (and after giving effect thereto), asset coverage with respect to Senior Notes, commercial paper, or any other borrowings (collectively, “Borrowings”) that are senior securities representing indebtedness would be less than

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300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of capital stock).

“Under the 1940 Act, “senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than stock) and evidencing indebtedness and includes our obligations under our Senior Notes. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on, or purchases or redemptions of, Series      ARP Shares, such asset coverages may be calculated on the basis of values determined as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

In addition, a declaration of a dividend or other distribution on, or repurchase or redemption of, Series      ARP Shares may be prohibited (1) at any time that an event of default under Senior Notes (or any other Borrowings) has occurred and is continuing; (2) if, after giving effect to such declaration, we would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with Senior Notes (or Borrowings); or (3) we have not redeemed the full amount of Senior Notes (or any other Borrowings), required to be redeemed by any provision for mandatory redemption.

Upon failure to pay dividends for two years or more, the holders of Series      ARP Shares will acquire certain additional voting rights. See “— Voting Rights” below. Such rights shall be the exclusive remedy of the Holders of Series      ARP Shares upon any failure to pay dividends on Series      ARP Shares.

For so long as any Series      ARP Shares are outstanding, except as contemplated by the Articles Supplementary, we will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other shares of capital stock, if any, ranking junior to Series      ARP Shares as to dividends or upon liquidation) with respect to common stock or any other of our shares ranking junior to or on a parity with Series      ARP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common stock or any other such junior shares (except by conversion into or exchange for our shares ranking junior to Series      ARP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for our shares ranking junior to or on a parity with Series      ARP Shares as to dividends and upon liquidation), unless (1) there is no event of default under any other Borrowings that is continuing; (2) immediately after such transaction, we would have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount and the 1940 Act ARP Shares Asset Coverage would be achieved (see “Asset Coverage Requirements”); (3) immediately after the transaction, we would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under any Borrowings, (4) full cumulative dividends on Series      ARP Shares due on or prior to the date of the transaction have been declared and paid; and (5) we have redeemed the full number of Series      ARP Shares required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary (see “— Redemption”).

Redemption

Optional Redemption.  To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem, in whole or in part, out of funds legally available therefor, Series      ARP Shares having a

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dividend period of one year or less on the Business Day after the last day of such dividend period by delivering a notice of redemption to the Auction Agent not less than 15 calendar days’, and not more than 40 calendar days’, prior to the date fixed for the redemption. This optional redemption is not available during the initial dividend period or during other limited circumstances. The optional redemption price per share shall be $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Series      ARP Shares having a dividend period of more than one year are redeemable at our option, in whole or in part, out of funds legally available therefor, on any Business Day prior to the end of the relevant dividend period, by delivering a notice of redemption to the Auction Agent not less than 15 calendar days’, and not more than 40 calendar days’, prior to the date fixed for the redemption, subject to any Specific Redemption Provisions, which may include the payment of a redemption premium in the sole discretion of the Board of Directors. We shall not effect any optional redemption unless on the date of which we intend to give such notice and on the date of redemption (1) we have available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Series      ARP Shares by reason of the redemption of such Series      ARP Shares on such date fixed for the redemption, and (2) we would have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date.

We also reserve the right to repurchase Series      ARP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of Series      ARP Shares, but are under no obligation to do so.

Mandatory Redemption.  If we fail to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount, or fail to satisfy, as of the last Business Day of any month, the 1940 Act ARP Shares Asset Coverage and that failure is not cured within ten Business Days following the Valuation Date in the case of a failure to maintain the ARP Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act ARP Shares Asset Coverage (each an “Asset Coverage Cure Date”), the Series      ARP Shares will be subject to mandatory redemption out of funds legally available therefor. See “Asset Coverage Requirements.”

The number of Series      ARP Shares to be redeemed in such circumstances will be equal to the lesser of (1) the minimum number of Series      ARP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in our having Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount or sufficient to satisfy the 1940 Act ARP Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, we will redeem all Series      ARP Shares then outstanding), and (2) the maximum number of Series      ARP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

We shall allocate the number of shares required to be redeemed to satisfy the ARP Shares Basic Maintenance Amount or the 1940 Act ARP Shares Asset Coverage, as the case may be, pro rata among the Holders of Series      ARP Shares in proportion to the number of shares they hold, by lot or by such other method as we deem fair and equitable, subject to any mandatory redemption provisions.

We are required to effect a mandatory redemption not later than 40 calendar days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or we are not otherwise legally permitted to redeem, all of the required number of Series      ARP Shares that are subject to mandatory redemption, or we otherwise are unable to effect the redemption on or prior to any Mandatory Redemption Date, we will redeem those Series      ARP Shares on the earliest practicable date on which we will have funds available, upon notice to record owners of shares of

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Series      ARP Shares to be redeemed and the Paying Agent. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a dividend period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the “Mandatory Redemption Price”).

Redemption Procedure.  Pursuant to Rule 23c-2 under the 1940 Act, we will file with the SEC a notice of our intention to redeem Series      ARP Shares in order to provide at least the minimum notice required by the rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). We will deliver a notice of redemption to the Auction Agent (the “Notice of Redemption”) containing the information described below one Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption. The Auction Agent will use its reasonable efforts to provide notice to each Holder of Series      ARP Shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from us). Such notice will be confirmed by the Auction Agent in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares of Series      ARP Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. The Notice of Redemption will be addressed to the registered owners of Series      ARP Shares at their addresses appearing on our share records. Such Notice of Redemption will set forth (1) the date fixed for redemption, (2) the number and identity of Series      ARP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

If fewer than all of the outstanding shares of Series      ARP Shares are to be redeemed on any date, the number of shares to be redeemed shall be redeemable+ on a pro rata basis from the Holders of such shares in proportion to the number of such shares held by such Holder, by lot or by such other method as we determine to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Series      ARP Shares may be subject to mandatory redemption notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all Series      ARP Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Beneficial Owner. Each Agent Member will determine the number of shares to be redeemed from the account of each Beneficial Owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Beneficial Owners without selecting for redemption any shares from the accounts of other Beneficial Owners. In this case, in selecting the Series      ARP Shares to be redeemed, the Agent Member will select by lot or by other fair and equitable method. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record Holder of all of the shares, we will select the particular shares to be redeemed by lot, on a pro rata basis or by such other method as we shall deem fair and equitable, as contemplated above.

If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect the redemption, dividends on the shares will cease to accumulate and such shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of the Holders of the shares to receive the redemption price, but without any interest or other additional amount. The redemption price will be paid by the Paying Agent to the nominee of

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the Securities Depository. We will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of Series      ARP Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of Series      ARP Shares called for redemption may be entitled.

Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to us upon our request. Subsequent to such payment, Holders of Series      ARP Shares called for redemption may look only to us for payment.

So long as any Series      ARP Shares are held of record by the nominee of the Securities Depository, the redemption price for the shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute those funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no Series      ARP Shares may be redeemed unless all dividends in arrears on the outstanding Series      ARP Shares, and all of our shares ranking on a parity with Series      ARP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation in which case all Series      ARP Shares and all shares ranking in parity with the Series      ARP Shares must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding Series      ARP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding Series      ARP Shares.

Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any Series      ARP Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any Series      ARP Shares for which Notice of Redemption has been given and we are in compliance with the 1940 Act ARP Shares Asset Coverage and have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased or redeemed by us shall be returned to the status of authorized but unissued shares of Common Stock without further designation as to series. If fewer than all the outstanding Series      ARP Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Liquidation Rights

In the event of our liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of Series      ARP Shares then outstanding together with holders of shares of +any class of shares ranking on a parity with the Series      ARP Shares upon dissolution, liquidation or winding up, will be entitled to payment out of our assets, or the proceeds thereof, available for distribution to stockholders after satisfaction of claims of our creditors, including the holders of any outstanding Senior Notes, of a liquidation preference in the amount equal to $      per share of the Series      ARP Shares, plus an amount equal to all accumulated dividends (whether or not earned or declared but without interest) to the date that payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation, even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares. After payment of the full amount of a liquidating distribution, the Holders of the Series      ARP Shares will not be entitled to any further right or claim to our remaining assets.

If, upon any such liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding preferred stock, including Series      ARP Shares, shall be insufficient to permit the payment in full to such holders of the amounts to which they

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are entitled, then the available assets shall be distributed among the holders of all outstanding preferred stock, including Series      ARP Shares, ratably in that distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of our affairs, whether voluntary or involuntary, until payment in full is made to the Holders of Series      ARP Shares of the liquidating distribution to which they are entitled, (1) no dividend or other distribution shall be made to the holders of common stock or any other class of shares of our capital stock ranking junior to Series      ARP Shares upon our dissolution, liquidation or winding up, and (2) no purchase, redemption or other acquisition for any consideration by us shall be made in respect of common stock or any other class of our capital stock ranking junior to Series      ARP Shares upon our dissolution, liquidation or winding up.

Our consolidation, reorganization or merger with or into any trust or company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another trust or company, shall not be deemed to be a liquidation, dissolution or winding up for the purposes of the provisions of the Articles Supplementary governing liquidation rights.

In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or otherwise, is permitted under Maryland law, amounts that would be needed, if we were to be dissolved at the time of the distribution, to satisfy the liquidation preference of the Series      ARP Shares will not be added to our total liabilities.

Voting Rights

Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of Series      ARP Shares have one vote per share held on each matter submitted to a vote of our stockholders and vote together with holders of common stock and other preferred stockholders, if any, as a single class. Under applicable rules of the NYSE, we are currently required to hold annual meetings of stockholders.

In connection with the election of the Board of Directors, the holders of outstanding preferred stock, including Series      ARP Shares, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock, to elect two directors. The identity and class (if the Board of Directors is then classified) of the nominees for such directors may be fixed by the Board of Directors. The holders of outstanding common stock and preferred stock, including Series      ARP Shares, voting together as a single class, shall elect the balance of the directors. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date, accumulated dividends (whether or not earned or declared) on the preferred stock, including Series      ARP Shares, equal to at least two full years’ dividends shall be due and unpaid; or (b) at any time holders of any preferred stock, including Series      ARP Shares, are entitled under the 1940 Act to elect a majority of our directors (a period in which any one or more of the conditions described above being referred to as a “Voting Period”), then the number of directors constituting the Board shall automatically increase by the smallest number that, when added to the two directors elected exclusively by the holders of preferred stock, including Series      ARP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and the holders of preferred stock, including the Series      ARP Shares, will be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of holders of all other securities and classes of shares), to elect such smallest number +of additional directors, together with the two directors that such holders are in any event entitled to elect.

Upon the termination of a Voting Period, the voting rights described above shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred stock, including the Series      ARP Shares, upon the further occurrence of any of the events described above.

As soon as practicable after the accrual of any right of the holders of preferred stock, including the Series      ARP Shares, to elect additional directors as described above, we shall notify the Auction Agent, and the Auction Agent shall instruct the directors to call as special meeting of such holders, and mail a notice of such special meeting to such holders, such meeting to be held not more than 10 nor more than 30 calendar

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days after the date of mailing of such notice. If we fail to send such notice to the Auction Agent or if a special meeting is not called, it may be called by any such holder on like notice.

The terms of office of all persons who are our directors at the time of a special meeting of holders of the Series      ARP Shares and holders of other preferred stock to elect directors shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent directors elected by such holders and the remaining incumbent directors, shall constitute our duly elected directors. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the holders of the Series      ARP Shares and holders of other preferred stock shall terminate, the number of directors constituting the Board of Directors shall decrease accordingly, the remaining directors shall constitute our directors and the voting rights of such holders to elect additional directors shall cease, subject to the revesting of such rights as described above.

The affirmative vote of the holders of a majority of the outstanding preferred stock, including Series      ARP Shares, determined with reference to a “majority of outstanding voting securities” as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to:

(1) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers;

(2) create, authorize or issue stock of any class ranking senior to or in parity with the preferred stock with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares ranking senior to or in parity with the preferred stock or reclassify authorized shares of stock into any stock ranking senior to or on parity with the preferred stock (except that the Board of Directors, subject to various exceptions, without the vote or consent of the holders of preferred stock, may from time to time authorize, create and classify, and we may from time to time issue shares or series of, preferred stock, including other series of Series      ARP Shares, ranking in parity with Series      ARP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of our affairs, and may authorize, reclassify and/or issue any additional shares of Series      ARP Shares, including shares previously purchased or redeemed by us, subject to our continuing compliance with 1940 Act ARP Shares Asset Coverage and ARP Shares Basic Maintenance Amount requirements);

(3) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against us, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of our company or a substantial part of our property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing our inability to pay our debts generally as they become due or take any corporate action in furtherance of any such action;

(4) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of our assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Series      ARP Shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (5) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by our custodian and the Auction Agent; or

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(5) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except we may borrow and issue senior securities as may be permitted by our investment restrictions; provided, however, that transfers of assets by us subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction we have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

The affirmative vote of the holders of a majority of the outstanding preferred stock, including Series      ARP Shares, voting as a separate class, determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act (a “1940 Act Majority”), shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of our security holders under Section 13(a) of the 1940 Act. In addition, the affirmative vote of the holders of a 1940 Act Majority of the outstanding shares of any series of preferred stock, including the Series      ARP Shares, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series or classes of our shares of stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (1) alters or abolishes any preferential right of such series; (2) creates, alters or abolishes any right in respect of redemption of such series; or (3) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in the immediately preceding sentence will in each case be in addition to a separate vote of the requisite percentage of common stock and/or preferred stock, if any, necessary to authorize the action in question.

The foregoing voting provisions will not apply with respect to Series      ARP Shares if, at or prior to the time when a vote is required, such shares have been (1) redeemed or (2) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

The rights of the Series      ARP Shares or the holders thereof, including, without limitation, the interpretation or applicability of any or all or our covenants or other obligations contained in the Articles Supplementary or of the definitions of the terms contained herein, all such covenants, obligations and definitions having been adopted pursuant to Rating Agency Guidelines, may from time to time be modified, altered or repealed by the Board of Directors in its sole discretion, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating of any Rating Agency with respect to the Series      ARP Shares or revising our investment restrictions or policies consistent with guidelines of any Rating Agency, and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series      ARP Shares or the holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of the Series      ARP Shares) that any such modification, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

Also, subject to compliance with applicable law, the Board of Directors may modify the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the preferred stock, including Series      ARP Shares, or any other stockholder, and without receiving any confirmation from any Rating Agency after consultation with the Broker-Dealers, provided that immediately following any such increase we would be in compliance with the ARP Shares Basic Maintenance Amount.

Unless otherwise required by law, holders of Series      ARP Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Articles Supplementary. The holders of Series      ARP Shares shall have no rights to cumulative voting. In the event that we fail to pay any dividends on Series      ARP Shares, the exclusive remedy of the holders shall be the right to vote for directors as discussed above.

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THE AUCTIONS

General

Articles Supplementary.  The Articles Supplementary provide that, except as otherwise described therein, the Applicable Rate for the Series      ARP Shares, for each dividend period of shares of such series after the initial dividend period thereof, shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Dividend Period (an “Auction Date”) from implementation of the auction procedures (the “Auction Procedures”), in which persons hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an auction. See the Form of Articles Supplementary, attached as Appendix B to the SAI, for a more completed description of the auction process.

Auction Agency Agreement.  The Auction Agency Agreement between us and the Auction Agent (currently, [          ]) (the “Auction Agency Agreement”) provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Series      ARP Shares so long as the Applicable Rate for shares is to be based on the results of an auction.

The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after the notice or upon notice to us on a date specified by the Auction Agent if we fail to pay the amounts due to the Auction Agent within 30 days of invoice. If the Auction Agent should resign, we will use our best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent provided that prior to such removal we shall have entered into such an agreement with a successor Auction Agent.

Auction Risk

You may not be able to sell your Series      ARP Shares at an auction if the auction fails; that is, if there are more Series      ARP Shares offered for sale than there are buyers for those Series      ARP Shares. Also, if you place hold orders (orders to retain Series      ARP Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Series      ARP Shares. Finally, if you buy Series      ARP Shares or elect to retain Series      ARP Shares without specifying a rate below which you would not wish to buy or continue to hold those Series      ARP Shares, and the auction sets a below-market rate, you may receive a lower rate of return on your Series      ARP Shares than the market rate.

Auction Procedures

Prior to the Submission Deadline on each Auction Date for Series      ARP Shares, each customer of a Broker-Dealer listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder thereof (a “Beneficial Owner”) may submit orders (“Orders”) with respect to shares to that Broker-Dealer as follows:

•	Hold Order — indicating the Beneficial Owner’s desire to hold shares without regard to the Applicable Rate for shares for the next dividend period.

•	Bid to Sell — indicating the Beneficial Owner’s desire to sell the number of outstanding Series ARP Shares, if any, held by such Beneficial Owner if the Applicable Rate for Series ARP Shares for the next succeeding dividend period of Series ARP Shares shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

•	Bid to Purchase — a current Beneficial Owner or a Potential Beneficial Owner may submit bids offering to purchase a certain amount of outstanding Series ARP Shares if the Applicable Rate for such series determined on the Auction Date is higher than the rate specified in the Bid. A Bid specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

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•	Sell Order — indicating the Beneficial Owner’s desire to sell Series ARP Shares without regard to the Applicable Rate for shares for the next dividend period thereof.

Orders submitted (or the failure to submit orders) by Beneficial Owners under certain circumstances will have the effects described below. A Beneficial Owner of shares that submits a Bid with respect to shares to its Broker-Dealer having a rate higher than the Maximum Rate for shares on the Auction Date therefor will be treated as having submitted a Sell Order with respect to those shares to its Broker-Dealer. A Beneficial Owner of shares that fails to submit an Order with respect to its shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to the shares to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares fails to submit an Order with respect to shares to its Broker-Dealer for an auction relating to a dividend period of more than [seven (7)] days, the Beneficial Owner will be deemed to have submitted a Sell Order with respect to the shares to its Broker-Dealer. A Sell Order constitutes an irrevocable offer to sell the Series      ARP Shares subject thereto.

A customer of a Broker-Dealer that is not a Beneficial Owner of Series      ARP Shares but that wishes to purchase shares, or that is a Beneficial Owner of shares that wishes to purchase additional shares (in each case, a “Potential Beneficial Owner”), may submit Bids to its Broker-Dealer in which it offers to purchase shares at $25,000 per share if the Applicable Rate for shares for the next dividend period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares specifying a rate higher than the Maximum Rate for shares on the Auction Date therefore will not be accepted.

The Auction Process.  Each Broker-Dealer in turn will submit the Orders of its respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating itself (unless otherwise permitted by us) as an Existing Holder in respect of Series      ARP Shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of Series      ARP Shares subject to Orders submitted to it by Potential Beneficial Owners. However, neither we nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of Series      ARP Shares held by it or by its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of Series      ARP Shares held by it. A Broker-Dealer also may submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of us.

If Sufficient Clearing Bids for Series      ARP Shares exist (that is, the number of shares subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or shorter periods, only) and the Maximum Rate (for all Dividend Periods) for Series      ARP Shares exceeds or is equal to the number of shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares for the next succeeding dividend period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares available for purchase in the auction (such rate, the “Winning Bid Rate”). If Sufficient Clearing Bids for Series      ARP Shares do not exist (other than because all of the outstanding Series      ARP Shares are subject to Submitted Hold Orders), the Applicable Rate for shares for the next succeeding dividend period thereof will be equal to the Maximum Rate for shares on the Auction Date therefor. In such event, Beneficial Owners of shares that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such auction all shares subject to such Sell Orders. In any particular auction, if all outstanding Series      ARP Shares are the subject of Submitted Hold Orders, the Applicable Rate for shares for the next succeeding dividend period thereof will be the All Hold Rate (such a situation is called an “All Hold Auction”).

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of

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Series      ARP Shares that is less than the number of shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers’ Agent Members in accordance with the Securities Depository’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

Certain Considerations Affecting Auction Rate Securities

Role of Broker-Dealers.  [          ] and [          ] (the “Broker-Dealers”) have been appointed by the issuers or obligors of various auction rate securities to serve as a dealer in the auctions for those securities and are paid by the issuers or obligors for their services. The Broker-Dealers receive broker-dealer fees from such issuers or obligors at an agreed upon annual rate that is applied to the amount of securities sold or successfully placed through them in such auctions.

The Broker-Dealers are designated in agreements between the Auction Agent and the Broker-Dealers (collectively, the “Broker-Dealer Agreements”) as the Broker-Dealers to contact Existing Holders and Potential Holders and solicit Bids for Series      ARP Shares. After each auction for Series      ARP Shares, the Auction Agent will pay to each Broker-Dealer, from funds provided by us, a service charge in the amount equal to: (i) in the case of any auction immediately preceding a dividend period of less than one year, the product of (A) a fraction the numerator of which is the number of days in the dividend period (calculated by counting the first day of such dividend period but excluding the last day thereof) and the denominator of which is 360, times (B) 1/4 of 1%, times (C) $25,000, times (D) the sum of the aggregate number of Series      ARP Shares placed by such Broker-Dealer, or (ii) the amount mutually agreed upon by us and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer. For purposes of the preceding sentence, Series      ARP Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (1) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the auction or (2) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the auction or (3) a valid Hold Order. The Broker-Dealers may share a portion of such service charges with other dealers that submit Orders through it that are filled in the auction. We may request that the Auction Agent terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Bidding by Broker-Dealers.  A Broker-Dealer is permitted, but not obligated, to submit Orders in auctions for Series      ARP Shares for its own account either as a buyer or seller and routinely does so in the auction rate securities market in its sole discretion. If the Broker-Dealer submits an Order for its own account, it would have an advantage over other Bidders because a Broker-Dealer would have knowledge of the other Orders placed through it in that auction for Series      ARP Shares and thus could determine the rate and size of its Order so as to increase the likelihood that (i) its Order will be accepted in the auction for Series      ARP Shares and (ii) the auction for Series      ARP Shares will clear at a particular rate. For this reason, and because the Broker-Dealers are appointed and paid by us to serve as a Broker-Dealer in the auction for Series      ARP Shares, a Broker-Dealer’s interests in serving as a Broker-Dealer in an auction may differ from those of Existing Holders and Potential Holders who participate in auctions for Series      ARP Shares. See “— Role of Broker-Dealers.” A Broker-Dealer would not have knowledge of Orders submitted to the Auction Agent by any other firm that is, or may in the future be, appointed to accept Orders pursuant to a Broker-Dealer Agreement.

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The Broker-Dealers are the only Broker-Dealers appointed by us to serve as a Broker-Dealer in the auctions for Series      ARP Shares, and as long as that remains the case, they will be the only Broker-Dealers that submit Orders to the Auction Agent in the auctions for Series      ARP Shares. As a result, in such circumstances, the Broker-Dealers may discern the clearing rate before the Orders are submitted to the Auction Agent and set the clearing rate with their respective Orders.

A Broker-Dealer may place one or more bids in an auction for Series      ARP Shares for its own account to acquire securities for its inventory, to prevent an “Auction Failure” (which occurs if there are insufficient clearing bids and results in the auction rate being set at the Maximum Rate) or to prevent an auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for Series      ARP Shares. A Broker-Dealer may place such Bids even after obtaining knowledge of some or all of the other Orders submitted through it. When bidding in an auction for Series      ARP Shares for its own account, a Broker-Dealer also may Bid inside or outside the range of rates that it posts in its Price Talk (as defined herein). See “— Price Talk.”

A Broker-Dealer also may encourage bidding by others in auctions for Series      ARP Shares, including to prevent an Auction Failure or to prevent an auction for Series      ARP Shares from clearing at a rate that a Broker-Dealer believes does not reflect the market for Series      ARP Shares. A Broker-Dealer may encourage such Bids even after obtaining knowledge of some or all of the other Orders submitted through it.

Bids by a Broker-Dealer or by those it may encourage to place Bids are likely to affect (i) the Applicable Rate — including preventing the Applicable Rate from being set at the Maximum Rate or otherwise causing Potential Beneficial Owners to receive a lower rate than they might have received had a Broker-Dealer not Bid (or not encouraged others to Bid) and (ii) the allocation of Series      ARP Shares being auctioned, including displacing some Potential Beneficial Owners who may have their Bids rejected or receive fewer Series      ARP Shares than they would have received if a Broker-Dealer had not Bid (or encouraged others to Bid). Because of these practices, the fact that an auction for Series      ARP Shares clears successfully does not mean that an investment in Series      ARP Shares involves no significant liquidity or credit risk. A Broker-Dealer is not obligated to continue to place such Bids (or to continue to encourage other Bidders to do so) in any particular auction for Series      ARP Shares to prevent an Auction Failure or an auction for Series      ARP Shares from clearing at a rate a Broker-Dealer believes does not reflect the market for Series      ARP Shares. Investors should not assume that a Broker-Dealer will place Bids or encourage others to do so or that Auction Failures will not occur. Investors should also be aware that Bids by a Broker-Dealer (or by those it may encourage to place Bids) may cause lower Applicable Rates to occur.

The statements herein regarding Bidding by a Broker-Dealer apply only to a Broker-Dealer’s auction desk and any other business units of a Broker-Dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

In any particular auction for Series      ARP Shares, if all outstanding Series      ARP Shares are the subject of Submitted Hold Orders, the Applicable Rate for the next succeeding Auction Period will be the All Hold Rate, which situation is an All Hold Auction. If a Broker-Dealer holds any Series      ARP Shares for its own account on an Auction Date, a Broker-Dealer may, but is not obligated to submit a Sell Order into the auction for Series      ARP Shares with respect to such Series      ARP Shares, which would prevent that auction for Series      ARP Shares from being an All Hold Auction. A Broker-Dealer may, but is not obligated to, submit Bids for its own account in that same auction for Series      ARP Shares, as set forth above.

Price Talk.  Before the start of an auction for Series      ARP Shares, a Broker-Dealer, in its discretion, may make available to its customers who are Existing Holders and Potential Holders a Broker-Dealer’s good faith judgment of the range of likely clearing rates for the auction for Series      ARP Shares based on market and other information. This is known as “Price Talk.” Price Talk is not a guaranty that the Applicable Rate established through the auction for Series      ARP Shares will be within the Price Talk, and Existing Holders and Potential Holders are free to use it or ignore it. A Broker-Dealer occasionally may update and change the Price Talk based on changes in our credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the

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Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential Holders should confirm with a Broker-Dealer the manner by which such Broker-Dealer will communicate Price Talk and any changes to Price Talk.

“All-or-Nothing” Bids.  The Broker-Dealers will not accept “all-or-nothing” Bids (i.e., Bids whereby the bidder proposes to reject an allocation smaller than the entire quantity Bid) or any other type of Bid that allows the bidder to avoid Auction Procedures that require the pro rata allocation of Series      ARP Shares where there are not sufficient Sell Orders to fill all Bids at the Winning Bid Rate.

No Assurances Regarding Auction Outcomes.  The Broker-Dealers provide no assurance as to the outcome of any auction. The Broker-Dealers also do not provide any assurance that any Bid will be successful, in whole or in part, or that the auction for Series      ARP Shares will clear at a rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the Applicable Rate on any Series      ARP Shares purchased or retained in the auction may be lower than the market rate for similar investments.

The Broker-Dealers will not agree before an auction to buy Series      ARP Shares from, or sell Series      ARP Shares to, a customer after the auction.

Deadlines.  Each particular auction for Series      ARP Shares has a formal deadline by which all Bids must be submitted by the Broker-Dealers to the Auction Agent. This deadline is called the “Submission Deadline.” To provide sufficient time to process and submit customer Bids to the Auction Agent before the Submission Deadline, each Broker-Dealer imposes an earlier deadline for all customers, called the “Broker-Dealer Deadline,” by which bidders must submit Bids to a Broker-Dealer. The Broker-Dealer Deadline is subject to change by a Broker-Dealer. Potential Beneficial Owners should consult with their Broker-Dealer as to its Broker-Dealer Deadline. A Broker-Dealer may allow for correction of clerical errors after the Broker-Dealer Deadline and prior to the Submission Deadline. A Broker-Dealer may submit Bids for its own account at any time until the Submission Deadline and may change Bids it has submitted for its own account at any time until the Submission Deadline.

Existing Holder’s Ability to Resell Auction Rate Securities May Be Limited.  An Existing Holder may sell, transfer or dispose of Series      ARP Shares only in whole shares and only: (i) in an auction for Series      ARP Shares, only pursuant to a Bid or Sell Order in accordance with the Auction Procedures, (ii) outside an auction, only to or through a Broker-Dealer, or (iii) by transferring Series      ARP Shares to us or any affiliate of ours; provided, however, that (a) a sale, transfer or other disposition of Series      ARP Shares from a customer of a Broker-Dealer listed on the records of that Broker-Dealer as the holder of such Series      ARP Shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of Series      ARP Shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by us) to whom such transfer is made shall advise the Auction Agent of such transfer.

Existing Holders will be able to sell all of the Series      ARP Shares that are the subject of their Submitted Sell Orders only if there are bidders willing to purchase all those Series      ARP Shares in the auction for Series      ARP Shares. If Sufficient Clearing Bids have not been made, Existing Holders that have submitted Sell Orders will not be able to sell in the auction for Series      ARP Shares all, and may not be able to sell any, of the Series      ARP Shares subject to such Submitted Sell Orders. As discussed above (See “— Bidding by Broker-Dealers”), a Broker-Dealer may submit a Bid in an auction for Series      ARP Shares to avoid an Auction Failure, but it is not obligated to do so. There may not always be enough bidders to prevent an Auction Failure in the absence of bidding by a Broker-Dealer in the auction for Series      ARP Shares for its own account or encouraging others to Bid. Therefore, Auction Failures are possible, especially if our credit were to deteriorate, if a market disruption were to occur or if, for any reason, a Broker-Dealer were unable or unwilling to Bid.

Between auctions for Series      ARP Shares, there can be no assurance that a secondary market for Series      ARP Shares will develop or, if it does develop, that it will provide Existing Holders the ability to resell Series      ARP Shares on the terms or at the times desired by an Existing Holder. A Broker-Dealer, in

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its own discretion, may decide to buy or sell Series      ARP Shares in the secondary market for its own account from or to investors at any time and at any price, including at prices equivalent to, below, or above par for Series      ARP Shares. However, a Broker-Dealer is not obligated to make a market in Series      ARP Shares and may discontinue trading in Series      ARP Shares without notice for any reason at any time. Existing Holders who resell between auctions for Series      ARP Shares may receive an amount less than par, depending on market conditions. We can provide no assurance that any secondary trading market of Series      ARP Shares will provide owners with liquidity of investment. Series      ARP Shares are not listed on any exchange or automated quotation system. Investors who purchase Series      ARP Shares in an auction for Series      ARP Shares for a Special Rate Period should note that, because the interest rate on such Series      ARP Shares will be fixed for the length of such rate period, the value of Series      ARP Shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction for Series      ARP Shares, depending upon market conditions.

If an Existing Holder purchased Series      ARP Shares through a dealer which is not a Broker-Dealer for the securities, such Existing Holder’s ability to sell its securities may be affected by the continued ability of its dealer to transact trades for Series      ARP Shares through a Broker-Dealer.

The ability to resell Series      ARP Shares will depend on various factors affecting the market for Series      ARP Shares, including news relating to us, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning Series      ARP Shares (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded Series      ARP Shares (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in “— Securities and Exchange Commission Settlements” below) or press reports, financial reporting cycles and market conditions generally. Demand for Series      ARP Shares may change without warning, and declines in demand may be short-lived or continue for longer periods.

Resignation of the Auction Agent or a Broker-Dealer Could Impact the Ability to Hold Auctions.  The Auction Agent Agreement provides that the Auction Agent may resign from its duties as Auction Agent by giving us at least 60 days’ notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Auction Agent be in place. The Broker-Dealer Agreement provides that a Broker-Dealer thereunder may resign upon five days’ notice and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. For any auction period during which there is no duly appointed Auction Agent or Broker-Dealer, it will not be possible to hold auctions for Series      ARP Shares, with the result that the interest rate on Series      ARP Shares will be determined as described in the supplemental indenture.

Securities and Exchange Commission Settlements.  On May 31, 2006, the SEC announced that it had settled its investigation of 15 firms, including [          ] and [          ] (the “Settling Broker-Dealers”), that participate in the auction rate securities market, regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, the Settling Broker-Dealers agreed to pay a civil penalty. In addition, the Settling Broker-Dealers, without admitting or denying the SEC’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by that Settling Broker-Dealer to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or Series      ARP Shares. The SEC’s investigation is continuing as to other entities that participate in the auction rate securities market.

In addition, on January 9, 2007, the SEC announced that it had settled its investigation of three banks, including [          ] (the “Settling Auction Agents”), that participate as auction agents in the auction rate securities market, regarding their respective practices and procedures in this market. The SEC alleged in the settlement that the Settling Auction Agents allowed broker-dealers in auctions to submit bids or revise bids

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after the submission deadlines and allowed broker-dealers to intervene in auctions in ways that affected the rates paid on the auction rate securities. As part of the settlement, the Settling Auction Agents agreed to pay civil penalties. In addition, each Settling Auction Agent, without admitting or denying the SEC’s allegations, agreed to provide to broker-dealers and issuers written descriptions of its material auction practices and procedures and to implement procedures reasonably designed to detect and prevent any failures by that Settling Auction Agent to conduct the auction process in accordance with disclosed procedures. No assurance can be offered as to how the settlement may affect the market for auction rate securities or Series      ARP Shares.

Additional Information

Securities Depository.  The Depository Trust Company (“DTC”) will act as the Securities Depository for the Agent Members with respect to Series      ARP Shares. One certificate for all of the Series      ARP Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Series      ARP Shares contained in the Articles Supplementary of Series      Auction Rate Preferred Stock (the “Articles Supplementary”). We also will issue stop-transfer instructions to the transfer agent for Series      ARP Shares. Prior to the commencement, if ever, of the right of the holders of the Series      ARP Shares to elect a majority of our directors, as described in the “Description of Series      Auction Rate Preferred Stock — Voting Rights” section of the Prospectus Supplement, Cede & Co. will be the holder of record of all Series      ARP Shares and beneficial owners of such Series      ARP Shares will not be entitled to receive certificates representing their ownership interest in such Series      ARP Shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the “Agent Member”) in Series      ARP Shares, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

The Auction Agent is acting as non-fiduciary agent for us in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Series      ARP Shares, the Auction Agent’s registry of Existing Holders, the results of auctions and notices from any Broker-Dealer (or other Person, if permitted by us) with respect to transfers described under “The Auctions” in the Prospectus Supplement and notices from us. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such auction.

S-ARP-20

UNDERWRITING

[TO BE FURNISHED AT TIME OF OFFERING]

[As of the date of this Prospectus Supplement, our Independent Directors [excluding Ms. Costin] and their immediate family members do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our underwriters. [Due to her ownership of securities issued by one of the underwriters in this offering, Ms. Costin is expected to be treated as an “interested person” of the Company, as defined in the 1940 Act, during and until the completion of this offering, and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.]]

S-ARP-21

S-ARP-22

$

Auction Rate Preferred Stock
           shares, Series

PROSPECTUS SUPPLEMENT

[Underwriters]

          , 200

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Kayne Anderson Energy Total Return Fund, Inc. (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a non-diversified closed-end management investment company. KA Fund Advisors, LLC (referred to herein as “Kayne Anderson” or “Adviser”) is our investment adviser.

This statement of additional information relates to the offering, from time to time, of up to $500,000,000 aggregate initial offering price of our common stock, preferred stock and debt securities in one or more offerings. This statement of additional information does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated [          ], 200   and any related prospectus supplement. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of our securities. Investors should obtain and read our prospectus and any related prospectus supplement prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained from us without charge by calling (877) 657-3863 or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus and any related prospectus supplement.

This statement of additional information is dated [          ], 200  .

S-i

INVESTMENT OBJECTIVE

Our investment objective is to obtain a high total return with an emphasis on current income. We will seek to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “income trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and income trusts, “Energy Companies”). There can be no assurance that we will achieve our investment objective.

Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

INVESTMENT POLICIES

Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

(1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3) Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors — Leverage Risk” in the prospectus.

(4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

(6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLPs and other Midstream Energy Companies, which will be concentrated in the midstream energy industry in particular, and the energy industry in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies:

•	We will invest at least 80% of our total assets in securities of Energy Companies.

•	We will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, income trusts and other Energy Companies.

•	We may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP affiliates, such as I-shares or general partner interests or other entities that may own interests of MLPs.

•	We may invest up to 50% of our total assets in unregistered or otherwise restricted securities of Energy Companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights, or (iii) unregistered securities of public companies that become freely tradable with the passage of time. However, no more than 25% of our total assets may be invested in (a) subordinated units or (b) securities of public companies which, in the reasonable judgment of Kayne Anderson, are not likely to become or convert into securities freely tradable by us within two years of purchase. Further, no more than 10% of our total assets may be invested in private equity securities of privately held companies. Based on current market and regulatory considerations, we anticipate that our investments in restricted securities will generally represent approximately 10% to 20% of our total assets.

•	We may invest up to 30% of our total assets in debt securities of Energy Companies, including up to 20% of our total assets in below-investment-grade debt securities of publicly traded Energy Companies which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency. Up to one-sixth of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of Energy Companies.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.

Unless specifically noted otherwise, the percentage limitations applicable to our portfolio described in this prospectus apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

Our investments in unregistered equity securities and unregistered securities convertible into or exercisable for equity securities, of companies (whether publicly traded or privately held) principally engaged in the oil and gas exploration and production business, will be limited to those that (i) are issued under Rule 144A of the Securities Act of 1933, as amended, or (ii) represent less than 5% of the value of an investment we make primarily in debt securities (e.g., a warrant issued in connection with a debt security).

We intend to be treated as a regulated investment company (“RIC”) for tax purposes. Under the current tax diversification rules applicable to RICs, we may directly invest up to 25% of our total assets in equity or debt securities of MLPs treated as publicly traded partnerships. To the extent permissible by such rules, we may indirectly invest a higher amount of our assets in equity or debt securities of MLPs. In addition, in the future we may form a taxable subsidiary to make and hold investments in accordance with our investment objective. For purposes of determining our compliance with the percentage limits in the investment policies discussed above in this section, we will include the underlying portfolio securities in our investments in such a subsidiary. However, our investment in such a subsidiary would not be subject to our policy limiting our investments in any single issuer to 15% of our total assets. See “Investment Objective and Policies — Investment Practices — Corporate Subsidiary” in our prospectus.

OUR INVESTMENTS

The following information supplements the discussion of our investment objective, policies and techniques that are described in the prospectus.

Short-Term Debt Securities

For purposes of the temporary investment positions that we take (see “Investment Objective and Policies — Portfolio Composition — Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

Equity Securities

Below is additional information regarding equity securities in which we intend to invest.

Preferred Stock.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Warrants.  Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that we could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security

Depository Receipts.  We may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

Royalty Trusts and Income Trusts.  Royalty trusts and income trusts (collectively, “income trusts”) are generally structured to own debt and equity of an underlying entity that carries on an active business, or a royalty in revenues generated by the assets thereof. The income trust structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, an income trust historically was able to reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities. In 2007, a new Canadian tax was enacted to levy a general tax (“SIFT Tax”) on the income of specified investment flow-through entities, including income trusts which fit our investment criteria, distributed to unitholders (undistributed income has always been taxable to income trusts). Distributions of such taxed income are generally taxed as eligible dividends to unitholders. The impact of the SIFT Tax is generally to levy equivalent amounts of income tax on income earned in such entities and distributed to unitholders as would be expected if the same income were earned by a corporation and distributed to its shareholders. Income trusts whose units were publicly traded on October 31, 2006 are not subject to the SIFT Tax until 2011 unless they experience “undue expansion” — which, generally, is equity growth outside certain prescribed limits. The income trust structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying an income trust. The variety of businesses upon which income trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location.

Income trusts in which we will invest will generally be “grantor trusts” for U.S. income tax purposes and “mutual fund trusts” for Canadian income tax purposes and can generally be classified in the categories described below.

Canadian Pipeline Trusts.  Canadian pipeline trusts have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these trusts varies with the market demand for transportation of product or their distributions systems. While they are generally not as commodity price sensitive as oil and gas trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.

Canadian Power Trusts.  Canadian power trusts have as their principal underlying business the generation and sale of electricity. These trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities, and typically sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.

Oil and Gas Trusts.  There are two types of oil and gas trusts: oil and gas income trusts having the right to receive royalty income from oil and gas properties and oil and gas income trusts typically having a direct or indirect interest in oil and gas properties (which are only available in Canada). Ideally, long lived hydrocarbon reserves are selected for inclusion in oil and gas trusts due to their modest production decline curves and substantial economic lives. Despite being modest, such production declines tend to be greater in terms of material degradation of the underlying trust asset as compared to the assets included in MLPs and other Canadian income trusts. This degradation in the underlying asset base can many times be offset by increasing commodity prices, and, despite such declines in the underlying reserves, certain U.S. oil and gas trusts have been in existence for almost three decades.

•	Canadian Oil and Gas Trusts. Canadian oil and gas trusts are able to replace reserves through reserve additions resulting from investment in development drilling activities and/or acquisitions of producing companies with proven reserves of oil and gas. Such investments and acquisitions are funded through the issuance of additional equity or, where the trust is able, the issuance of debt. Successfully replacing reserves enables an oil and gas trust to offset natural production declines to extend the life of the trust and maintain distribution levels and unit prices over time.

•	U.S. Oil and Gas Trusts. By their terms, these trusts pay out to unitholders substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile. Moreover, as the underlying oil and gas reserves are produced, the remaining reserves available to the oil and gas trust are depleted and the production declines. U.S. royalty trusts have very little drilling development activity associated with them and do not purchase additional reserves or producing assets. Thus, U.S. royalty trusts last as long as the underlying reserves prove economic to some minimum threshold. Consequently, in many cases, the distributions from U.S. royalty trusts are treated as return of capital to the investor, providing current tax benefits but reducing an investor’s tax basis in the units.

Master Limited Partnership Interests

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (the “NYSE”).

Below Investment Grade and Unrated Debt Securities

The below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc., from B- to BB+ by Standard & Poor’s or Fitch Ratings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality.

Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent we invest in below investment grade and unrated debt securities, an investment us is subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade or unrated debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade or unrated debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade or unrated debt securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries, such as the Midstream Energy Company industry, could adversely affect the ability of below investment grade or unrated debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment or principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade and unrated debt securities may not be as liquid as the secondary market for investment grade debt securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade and unrated debt securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade and unrated debt securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while in our possession, we may be required to bear certain extraordinary expenses in order to protect and recover our investment if it is recoverable at all.

See Appendix B to this statement of additional information for a description of the ratings used by Moody’s Investors Service, Inc., Fitch Ratings and Standard & Poor’s.

Thinly-Traded Securities

We may also invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs and common stock of energy companies trade on the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”), the NASDAQ Stock Market (“NASDAQ”) or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board of Directors. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in borrowing to meet our short-term needs or incurring losses on the sale of thinly-traded securities.

Margin Borrowing

We may in the future use margin borrowing of up to 30% of total assets for investment purposes when the Adviser believes it will enhance returns. Our margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Our Use of Derivatives, Options and Hedging Transactions

We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.

Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, swap agreements and related instruments.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that we own or intend to acquire. Such instruments may also be used to “lock-in” recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. In addition, hedging transactions have other risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Further, the ability to successfully employ these transactions depends on our ability to predict pertinent market movements. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to these transactions are not otherwise available to us for investment purposes.

The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.

Options on Securities and Securities Indices.  We may purchase and write (sell) call and put options on any securities and securities indices.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. We will write call options only if they are “covered.” A covered call option is a call option with respect to which we own the underlying security. When a covered call option is sold by us, we receive a fee for the option, but it exposes us during the term of the option to the possible loss of opportunity to realize appreciation in the market price of the underlying security beyond the strike price of that option or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.

All call and put options we will write will be covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to our obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces our net exposure on our written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. We may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

We may terminate our obligations under an exchange traded call or put option by purchasing an option identical to the one we have written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Our ability to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when we so desire.

We would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which we may invest. We may also sell call and put options to close out our purchased options.

Our options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options we may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If we are unable to effect a closing purchase transaction with respect to covered options we have written, we will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if we are unable to effect a closing sale transaction with respect to options we have purchased, we would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation may not at all times be adequate to handle current trading volume; or

(vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by The Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Swap Agreements.  Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Swap agreements may increase or decrease the overall volatility of our investments and share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from us. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. We may be able to eliminate our exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, we may not be able to recover the money we expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify our gains or losses. In order to reduce the risk associated with leveraging, we may cover our current obligations under swap agreements according to guidelines established by the SEC. If we enter into a swap agreement on a net basis, we will be required to segregate assets with a daily value at least equal to the excess, if any, of our accrued obligations under the swap agreement over the accrued amount we are entitled to receive under the agreement. If we enter into a swap agreement on other than a net basis, we will be required to segregate assets with a value equal to the full amount of our accrued obligations under the agreement.

Equity Index Swap Agreements.  In a typical equity swap agreement, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap agreement, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swap agreements involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that we will be committed to pay under the swap agreement.

Credit Default Swap Agreements.  We may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. We may be either the buyer or seller in the transaction. If we are a buyer and no event of default occurs, we lose our investment and recover nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, we receive a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if we had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. We will enter into swap agreements only with counterparties who are rated investment grade quality by at least one rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value we pay to the buyer, resulting in a loss of value to us. When we act as a seller of a credit default swap agreement we are exposed to the risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

If we enter into a credit default swap, we may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on our federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, we could be subject to penalties under the Internal Revenue Code.

We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.

Additional Risks and Special Considerations Concerning Derivatives.  In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

Market Risk.  Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

Credit Risk.  Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

Correlation Risk.  Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

Liquidity Risk.  Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

Legal Risk.  Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk.  Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

At any time after the date of the prospectus and this statement of additional information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

When-Issued and Delayed Delivery Transactions

We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser (as defined below), present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser (as defined below) will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The Directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Kevin S. McCarthy and Michael C. Morgan. The Directors who are not “interested persons” of Kayne Anderson or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.” Due to her ownership of securities issued by one of the underwriters in our previous offerings, Ms. Costin, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities. Unless noted otherwise, references to our Independent Directors include Ms. Costin.

Our Board of Directors has three standing committees, the Nominating Committee, the Valuation Committee and the Audit Committee. The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. Ms. Costin and Messrs. Good and Isenberg are members of the Nominating Committee. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Ms. Costin and Messrs. McCarthy and Isenberg are members of the Valuation Committee. The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs. Good, Isenberg and Morgan serve on the Audit Committee. The Audit Committee met four times during the fiscal year ended November 30, 2006.

Our Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a Director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is held on a day when there is not a Board meeting and the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The following table sets forth compensation by us for the fiscal year ended November 30, 2006 to the Independent Directors. We have no retirement or pension plans.

		Total
	Aggregate	Compensation from Us
Director	Compensation from Us	and Fund Complex(1)

Anne K. Costin	$50,500	$88,000
Steven C. Good	$46,500	$95,500
Gerald I. Isenberg	$48,500	$96,500
Michael C. Morgan(2)	None	None

(1)	The Directors also oversee Kayne Anderson Energy Total Return Fund, Inc., an investment company managed by our Adviser.

(2)	As of November 30, 2006, Mr. Morgan had not yet been elected to serve as a Director.

None of our Independent Directors (other than Mr. Isenberg) nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, formerly may have been deemed an affiliate of Kayne Anderson. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial term of the third class will expire in 2008, and the current terms for the first and second classes will expire in 2009 and 2010, respectively. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.

Certain officers of Kayne Anderson, including all of our officers, own, in the aggregate, approximately $5 million of our common stock.

The following table sets forth the dollar range of our equity securities beneficially owned by our Directors as of August 31, 2007:

			Aggregate Dollar Range of
			Equity Securities in All
	Dollar Range (1) of		Registered Investment
	Our Equity Securities		Companies Overseen by
Director	Owned by Director		Director in Fund Complex(2)

Anne K. Costin		$50,001- $100,000	Over $	100,000
Steven C. Good		$50,001- $100,000	Over $	100,000
Gerald I. Isenberg		$10,001 - $50,000		$50,001-$100,000
Michael C. Morgan	Over $	100,000	Over $	100,000
Kevin S. McCarthy	Over $	100,000	Over $	100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	The Directors also oversee Kayne Anderson MLP Investment Company, an investment company managed by our Adviser.

Except as described in the table below, as of the date of this Statement of Additional Information, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our Adviser. The information in the table is as of August 31, 2007.

	Name of Owners and
	Relationships to		Title of	Value of	Percent of
Director	Director	Company	Class	Securities	Class

Gerald I. Isenberg	Self	Kayne Anderson	Partnership units	$1,350,864	0.2%
		Capital Income Partners (QP), L.P.(1)

(1)	Kayne Anderson may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

INVESTMENT ADVISER

KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002, our investment adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our Directors or officers if elected to such positions.

KAFA acts as our investment adviser pursuant to an Investment Management Agreement. The Investment Management Agreement will continue in effect from year to year after its initial two-year term so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

In addition to Kayne Anderson’s fee, we pay all other costs and expenses of our operations, such as compensation of our Directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of dividends to investors.

On December 31, 2006, the Investment Management Agreement was assigned by Kayne Anderson Capital Advisors, L.P (“KACALP”) to our Adviser, a subsidiary of KACALP. That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control.

A discussion regarding the basis for approval by the board of directors of our investment management agreement with our Adviser during the fiscal year ended November 30, 2007 will be available in our report to stockholders for that period.

CODE OF ETHICS

We and Kayne Anderson have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of Kayne Anderson will be governed by the applicable code of ethics.

Kayne Anderson and its affiliates manage other investment companies and accounts. Kayne Anderson may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Kayne Anderson on our behalf. Similarly, with respect to our portfolio, Kayne Anderson is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Kayne Anderson and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

We and Kayne Anderson have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863, or by mailing the appropriate duplicating fee and writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or submitting an e-mail request at publicinfo@sec.gov.

PROXY VOTING PROCEDURES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When Kayne Anderson’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to Kayne Anderson’s Proxy Voting Committee for a final decision. If Kayne Anderson determines that such conflict prevents Kayne Anderson from determining how to vote on the proxy proposal in the best interests of the Company, Kayne Anderson shall either (1) vote in accordance with a predetermined specific policy to the extent that Kayne Anderson’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how Kayne Anderson voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by Kayne Anderson that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863 (toll-free/collect); and (ii) on the SEC’s website at http://www.sec.gov.

Our Adviser has adopted proxy voting guidelines that provide general direction regarding how Kayne Anderson will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

PORTFOLIO MANAGER INFORMATION

The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of August 31, 2007. We and Kayne Anderson Energy MLP Investment Company are the registered investment companies managed by our portfolio managers, Kevin McCarthy and J.C. Frey. Messrs. McCarthy and Frey serve as portfolio manager of Kayne Anderson Energy Development Company (“KED”), a closed-

end management investment company that has elected to be treated as a business development company. We pay Kayne Anderson a management fee at an annual rate of 1.25% of our average total assets.

Messrs. McCarthy and Frey are compensated by the Adviser through distributions based on the amount of assets they manage and receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, are based in part, on the performance of those accounts. Some of the other accounts managed by Mr. Frey may have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2006. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(Excluding Us)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
Portfolio Manager	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
		($ in billions)		($ in billions)		($ in billions)

Kevin McCarthy	2	$2.6	0	N/A	0	N/A
J.C. Frey	2	$2.6	9	$2.1	2	$0.1

(1)	Messrs. McCarthy and Frey serve as portfolio manager of Kayne Anderson Energy Development Company (“KED”), a closed-end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of August 31, 2007. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(Excluding Us)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
Portfolio Manager	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts
		($ in billions)		($ in billions)		($ in billions)

Kevin McCarthy	1	$0.3	0	N/A	0	N/A
J.C. Frey	1	$0.3	9	$2.1	2	$0.1

(1)	Messrs. McCarthy and Frey serve as portfolio manager of Kayne Anderson Energy Development Company (“KED”), a closed-end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.

Messrs. McCarthy and Frey are compensated by the Adviser through partnership distributions from KACALP based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. At August 31, 2007, Messrs. McCarthy and Frey owned approximately $300,000 and $440,000 of our equity, respectively, prior to this offering, and through their limited partnership interests in the parent company of the Adviser, which owns 4,000 shares of our common stock (with a value of approximately $125,000), Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of our securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board of Directors, Kayne Anderson is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Kayne Anderson to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Kayne Anderson and its advisees. The best price to the us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, Kayne Anderson considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by Kayne Anderson and/or its affiliates. If approved by our Board, Kayne Anderson may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, Kayne Anderson may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Kayne Anderson determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Kayne Anderson or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to Kayne Anderson under the Investment Management Agreement are not reduced as a result of receipt by Kayne Anderson of research services.

The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by Kayne Anderson in servicing some or all of its accounts; not all of such services may be used by Kayne Anderson in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Kayne Anderson believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by Kayne Anderson are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

We paid approximately $1,800,000 in brokerage commissions during the fiscal year ended November 30, 2006, of which approximately $69,000, or approximately 4%, were paid to our affiliate KA Associates, Inc.

DESCRIPTION OF PREFERRED STOCK

Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued.

Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

We may elect to issue preferred stock as part of our leverage strategy. The Board of Directors also reserves the right to issue preferred stock to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding shares of preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We cannot assure you, however, that any preferred stock will be issued. Although the terms of any preferred stock, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors, subject to applicable law, the Charter and any Articles Supplementary creating the preferred stock, it is likely that the preferred stock will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic re-determination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. We also believe that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be similar to those stated below.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up by us, the holders of preferred stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of our common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by us.

Voting Rights.  The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of our common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of our Directors at any time two years’ dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Description of Capital Stock — Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws” in our prospectus. As a result of these voting rights, our ability to take any such actions may be impeded to the extent that there are any shares of preferred stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this registration statement and except as otherwise required by applicable law, holders of preferred stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of our common stock as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Stock by us.  The terms of any preferred stock issued are expected to provide that (1) they are redeemable by us in whole or in part at the original purchase price per share plus accrued dividends per share, (2) we may tender for or purchase preferred stock and (3) we may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred stock by us will reduce the leverage applicable to our common stock, while any resale of shares by us will increase that leverage.

The discussion above describes the possible offering of preferred stock by us. If the Board of Directors determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and our Charter and Bylaws. The Board of Directors, without the approval of the holders of our common stock, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.

BORROWINGS

The Maryland General Corporation Law authorizes us, without prior approval of our stockholders, to borrow money. In this connection, we may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) (“Borrowings”) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such borrowing, we may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Limitations on Borrowings.  Under the requirements of the 1940 Act, we, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by us. Certain types of Borrowings may result in our being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, we may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by us. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.  The rights of our lenders to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common stockholders, and the terms of any such Borrowings may contain provisions which limit certain activities, including the payment of dividends to common stockholders in certain circumstances.

Voting Rights.  The 1940 Act does (in certain circumstances) grant to our preferred stockholders certain voting rights in the event the asset coverage falls below specified levels. In the event that we elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, and such provisions would impair our status as a regulated investment company, we, subject to our ability to liquidate our portfolio, intend to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings by us.

The discussion above describes our Board’s present intention with respect to an offering of Borrowings. If authorized by the Board, the terms of any Borrowings may be the same as, or different from, the terms described above.

REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND

We are a closed-end investment company and as such our common stockholders will not have the right to cause us to redeem their stock. Instead, our common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value (“NAV”), call protection, price, dividend stability, relative demand for and supply of such stock in the market, general market and economic conditions and other factors. Because stock of a closed-end investment company may frequently trade at prices lower than NAV, our Directors, in consultation with our Adviser and any corporate finance services and consulting agent that the Adviser may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such stock in the open market or in private transactions, the making of a tender offer for such stock, or our conversion to an open-end investment company. There can be no assurance, however, that our Directors will decide to take any of these actions, or that stock repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, our Directors may, subject to their duties under applicable law and compliance with applicable state and federal laws, authorize the commencement of a stock-repurchase program or tender offer. The size and timing of any such stock repurchase program or tender offer will be determined by our Directors in light of the market discount of the common stock, trading volume of the common stock, information presented to our Directors regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. Before deciding whether to take any action if our common stock trades below NAV, our Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of our portfolio, the impact of any action that might be taken on us or our stockholders and market considerations. Based on these considerations, even if our common stock should trade at a discount, our Directors may determine that, in our best interests, no action should be taken.

Subject to our investment limitations, we may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance stock repurchase transactions or our accumulation of cash in anticipation of stock repurchases or tenders will increase our expenses and reduce our net income. Any stock repurchase, tender offer or borrowing that might be approved by our Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by our Directors at the time they consider such issue, it is our Directors’ present policy, which may be changed by them, not to authorize repurchases of common stock or a tender offer for such stock if (1) such transactions, if consummated, would (a) result in the delisting of the common stock from the NYSE, or (b) impair our status as a registered closed-end investment company under the 1940 Act; (2) we would not be able to liquidate portfolio securities in an orderly manner and consistent with our investment objective and policies in order to repurchase stock; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting us, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which we invest, (d) material limitation affecting us or the issuers of our portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on us or our common stockholders if our common stock were repurchased. Our Directors may in the future modify these conditions in light of experience with respect to our portfolio.

Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing Directors in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See our prospectus under “Our Structure; Common Stock Repurchases and Changes in our Structure” for a discussion of voting requirements applicable to our conversion to an open-end company. If we converted to an open-end company, our common stock would no longer be listed on the NYSE. Any preferred stock or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Stockholders of an open-end investment company may require the company to redeem their stock on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Directors may at any time propose our conversion to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

Our repurchase of our common stock at prices below NAV would result in an increase in the NAV of the stock that remains outstanding. However, there can be no assurance that stock repurchases or tenders at or below NAV will result in our stock trading at a price equal to its NAV. Nevertheless, the fact that our common stock may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

In addition, our purchase of our common stock will decrease our total assets which would likely have the effect of increasing our expense ratio.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served any predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor, if any.

Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

VALUATION

Our net asset value will be calculated as set forth in “Net Asset Value” in our prospectus. In addition, in fair valuing our investments, consideration will be given to several factors, which may include, among others, the following:

•	the projected cash flows for the issuer or borrower;

•	the fundamental business data relating to the issuer or borrower;

•	an evaluation of the forces which influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer or borrower;

•	the credit quality and cash flow of issuer, based on the Adviser’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the price extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

•	the distributions and coupon payments;

•	the quality, value and saleability of collateral securing the security or loan;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management;

•	any decline in value over time due to the nature of the assets for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports);

•	the liquidity or illiquidity of the market for the particular portfolio instrument; and

•	other factors deemed relevant.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.

Matters Addressed

This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of our securities. It does not address all federal income tax consequences that may apply to an investment in our securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

Taxation of the Company

We intend to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (a “RIC”). Accordingly, we must, among other things, (i) derive in each taxable year at least 90% of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such stock, securities or currencies (the “Gross Income Test”); and (ii) diversify our holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs) or of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses.

The recently enacted American Jobs Creation Act of 2004 (the “2004 Jobs Act”), which was signed by President Bush on October 22, 2004, amends certain rules relating to RICs. The 2004 Jobs Act modifies the 90% gross income test with respect to income of a RIC to include net income derived from interests in “qualified publicly traded partnerships” and modifies the RIC to include a new limitation on the investment by a RIC in qualified publicly traded partnership interests. Specifically, the 2004 Jobs Act provides that not more than 25% of the value of a RIC’s assets can be invested in those securities described in the last sentence of the previous paragraph under (b) or the securities of one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership includes a partnership, such as the MLPs in which we intend to invest, the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and which derive income and gains from, inter alia, the exploration, development, mining or production, processing, refining, transportation, or the marketing of any mineral or natural resource. These provisions generally apply to taxable years beginning after December 31, 2004.

As a RIC, we generally are not subject to U.S. federal income tax on income and gains that we distribute each taxable year to stockholders, if we distribute at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) our net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions). We intend to distribute at least annually substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Company level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gain in excess of our capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use our fiscal year), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

If we were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, we would be taxed in the same manner as an ordinary corporation and distributions to our stockholders would not be deductible by us in computing our taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders and (ii) for the dividends received deduction in the case of corporate stockholders.

Taxation of our Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these rules and prevent our disqualification as a RIC.

We intend to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. We expect that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code as enacted by the 2004 Jobs Act and discussed above). Accordingly, it is expected that the net income derived by us from such investments will qualify as “good income” for purposes of the Gross Income Test. If the MLPs in which we invest, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by us from such investments may not qualify as “good income” under the Gross Income Test and, therefore, could adversely affect our status as a RIC.

The MLPs in which we intend to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by us from an MLP may not correspond to the amount of income allocated to us by the MLP in any given taxable year. If the amount of income allocated by an MLP to us exceeds the amount of cash received by us from such MLP, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, we may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

We intend to invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian income trusts in which we invest are treated as corporations for U.S. federal income tax purposes, the income and gain generated by us from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of our qualification as a RIC. Moreover, if the Canadian income trust is a PFIC (as defined below), we will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

If the Canadian income trusts in which we invest are treated as partnerships for U.S. federal income tax purposes, the effect on the Company will depend on whether the Canadian income trust is a qualified publicly traded partnership (as described above) or not. If the Canadian income trust is a qualified publicly traded partnership, our investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian income trust, however, is not treated as a qualified publicly traded partnership, then the consequences to us of an investment in such Canadian income trust will depend upon the amount and type of income and assets of the Canadian income trust allocable to us. We intend to monitor our investments in Canadian income trusts to prevent our disqualification as a RIC.

Income received by us with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of our investment portfolio, stockholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. However, if we invest more than 50% of our total assets in non-U.S. securities as of year- end, we may elect to have our foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by our stockholders instead of on our own tax return. If we so elect, each stockholder shall include in gross income, and also treat as paid by him, his proportionate share of the foreign taxes paid by us. If we make this election, we will furnish our stockholders with a written notice after the close of the taxable year.

Investments by us in certain “passive foreign investment companies” (“PFIC”) could subject us to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash.

Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of Stockholders

Distributions paid by us from our investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of our earnings and profits. Such distributions (if designated by us) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that our income consists of dividends received from U.S. corporations and (ii) in the case of individual stockholders (effective for taxable years beginning on or before December 31, 2008), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that we receive qualified dividend income. The recently enacted Working Families Tax Relief Act of 2004 clarifies that if our qualified dividend income is less than 95 percent of our gross income, our stockholders may only include as qualifying dividend income that portion of the dividends that may be and are so designated by us as qualifying dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income from passive foreign investment companies is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.

Distributions of net capital gain designated as capital gain dividends, if any, are taxable to stockholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the stockholder has held our shares. Capital gain dividends are not eligible for the dividends received deduction. The maximum tax rate on net capital gain of individuals generally is 15% (5% for individuals in lower brackets) for such gain realized before in taxable years beginning on or before December 31, 2008. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, distributions of investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

We may retain for reinvestment all or part of our net capital gain. If any such gain is retained, we will be subject to a tax of 35% on such amount. In that event, we expect to designate the retained amount as undistributed capital gain in a notice to our stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by us against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of our stock by an amount equal to 65% of the amount of undistributed capital gain included in such stockholder’s gross income.

Stockholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, stockholders with capital loss are urged to consult their tax advisors.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Upon a sale or exchange of shares, a stockholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a stockholder on the sale of our shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares.

Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in our shares.

A stockholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in common shares.

In addition to the amendments relating to RICs as described above under the heading “Taxation of the Company,” the recently enacted 2004 Jobs Act modifies certain rules relating to investments by foreign investors in a RIC. In particular, the 2004 Jobs Act provides that certain dividends designated by us as “interest-related dividends” that are received by most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) in our stock will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by us that would not be subject to U.S. tax if earned by a foreign person directly. The 2004 Jobs Act further provides that certain dividends designated by us as “short-term capital gain dividends” that are received by certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from our short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, to taxable years beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them related to the 2004 Jobs Act.

We may be required to backup withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide us with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the U.S. Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisors regarding the purchase, ownership and disposition of common shares.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

Past performance is not indicative of future results. At the time owners of our securities sell our securities, they may be worth more or less than the original investment.

EXPERTS

Our financial statements dated November 30, 2006, incorporated by reference into this statement of additional information has been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers, LLP is 350 South Grand Avenue, Los Angeles, California 90071.

TRUSTEE, TRANSFER AGENT, REGISTRAR, PAYING AGENT AND REDEMPTION AGENT FOR SENIOR NOTES

Unless indicated otherwise in a prospectus supplement, The Bank of New York Trust Company, N.A. will be the Trustee under the Indenture and act as transfer agent, registrar, paying agent and redemption agent with respect to the Senior Notes. Its principal business address is 700 S. Flower Street, Los Angeles, California 90017.

AUCTION AGENT FOR SENIOR NOTES AND AUCTION AGENT, TRANSFER AGENT, REGISTRAR, DIVIDEND PAYING AGENT AND REDEMPTION AGENT FOR ARP SHARES

Unless indicated otherwise in a prospectus supplement, The Bank of New York, 101 Barclay Street, New York, New York 10286, serves as the Auction Agent with respect to the Senior Notes and as the Auction Agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to ARP Shares.

OTHER SERVICE PROVIDERS

The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, acts as our custodian. Bear Stearns Funds Management Inc., located at 383 Madison Avenue, 23rd Floor, New York, New York 10179, provides certain administrative services for us. Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as our fund accountant providing accounting services.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including amendments thereto, relating to our common stock, preferred stock and debt securities offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus, prospectus supplement and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and our common stock, preferred stock and debt securities offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus, prospectus supplement and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our financial statements for the period ended November 30, 2005 and the financial statements as of and for the fiscal year ended November 30, 2006, including accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon, contained in the following document filed by us with the SEC are hereby incorporated by reference into, and are made part of, this SAI: Our Annual Report to Stockholders for the year ended November 30, 2006 contained in its Form N-CSR (SEC File No. 811-21750, filed with the SEC on February 7, 2007). A copy of such Annual Report to Stockholders must accompany the delivery of this SAI.

APPENDIX A

SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE
SUPPLEMENTAL INDENTURES

The following is a summary of certain provisions of the Indenture dated as of March 28, 2005 and the Supplemental Indentures dated as of March 28, 2005, December 14, 2005 and          ,          . This summary does not purport to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is on file with the Commission.

DEFINITIONS.

Capitalized terms not defined herein shall have the meanings ascribed to them in the Indenture and Supplemental Indentures.

“AA” COMPOSITE COMMERCIAL PAPER RATE” on any date means (i) the interest equivalent of the 30-day rate, in the case of a Rate Period which is a Standard Rate Period or shorter, or the 180-day rate, in the case of all other Rate Periods on commercial paper on behalf of issuers whose corporate bonds are rated “AA” by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) “Commercial Paper Dealers” shall mean (1) [          ]; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and (B) “interest equivalent” of a rate stated on a discount basis for commercial paper of a given number of days’ maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

“AFFILIATE” means any person controlled by, in control of or under common control with the Issuer; provided that no Broker-Dealer controlled by, in control of or under common control with the Issuer shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which is also a Director of the Issuer be deemed to be an Affiliate solely because such director or executive officer is also a Director of the Issuer.

“AGENT MEMBER” means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

“ALL HOLD RATE” means 80% of the “AA” Composite Commercial Paper Rate.

“APPLICABLE PERCENTAGE” means the percentage associated with the lower of the credit ratings assigned to the Senior Notes by Moody’s or Fitch, as follows:

Moody’s	Fitch	Applicable
Credit Rating	Credit Rating	Percentage
Aa3 or above	AA- or above	%
A3 to A1	A- to A+	%
Baa3 to Baa1	BBB- to BBB+	%
Below Baa3	Below BBB-%

“APPLICABLE RATE” means, with respect to each Series of Senior Notes for each Rate Period (i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Bids do not exist for the Auction in respect thereof, the Maximum Rate and (iii) in the case where all the Senior Notes of a series are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate, and (iv) if an Auction is not held for any reason (including the circumstance where there is no Auction Agent or Broker-Dealer), the Maximum Rate.

“AUCTION” means each periodic operation of the procedures set forth in Appendix A-I — Auction Procedures.

“AUCTION AGENT” means The Bank of New York, a New York banking corporation, unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Issuer to follow the Auction Procedures for the purpose of determining the Applicable Rate.

“AUCTION DATE” means the first Business Day next preceding the first day of a Rate Period for each Series of Senior Notes.

“AUCTION PROCEDURES” means the procedures for conducting Auctions set forth in Appendix A-I — Auction Procedures.

“AUTHORIZED DENOMINATIONS” means $25,000 and any integral multiple thereof.

“BENEFICIAL OWNER,” with respect to each Series of Senior Notes, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as a holder of such Series of Senior Notes.

“BID” shall have the meaning specified in Appendix A-I — Auction Procedures.

“BIDDER” shall have the meaning in Appendix A-I — Auction Procedures; provided, however, that neither the Issuer nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Issuer may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

“BOARD OF DIRECTORS” or “BOARD” means the Board of Directors of the Issuer or any duly authorized committee thereof as permitted by applicable law.

“BROKER-DEALER” means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Issuer and has entered into a Broker-Dealer Agreement that remains effective.

“BROKER-DEALER AGREEMENT” means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

“BUSINESS DAY” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York or the City of Los Angeles, California are authorized or obligated by law to close.

“CODE” means the Internal Revenue Code of 1986, as amended.

“COMMERCIAL PAPER DEALERS” has the meaning set forth in the definition of “AA” Composite Commercial Paper Rate.

“COMMISSION” means the Securities and Exchange Commission.

“DEFAULT RATE” means the Reference Rate multiplied by three (3).

“DEPOSIT SECURITIES” means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by Fitch, except that, such obligations or securities shall be considered “Deposit Securities” only if they are also rated at least P-2 by Moody’s.

“DISCOUNT FACTOR” means the Moody’s Discount Factor (if Moody’s is then rating the Senior Notes), Fitch Discount Factor (if Fitch is then rating the Senior Notes) or an Other Rating Agency Discount Factor, whichever is applicable.

“DISCOUNTED VALUE” means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

“ELIGIBLE ASSETS” means Moody’s Eligible Assets or Fitch’s Eligible Assets (if Moody’s or Fitch are then rating the Senior Notes) and/or Other Rating Agency Eligible Assets, whichever is applicable.

“EXISTING HOLDER,” with respect to Senior Notes of a series, shall mean a Broker-Dealer that is listed on the records of the Auction Agent as a holder of Senior Notes of such series.

“FITCH” means Fitch Ratings and its successors at law.

“FITCH DISCOUNT FACTOR” means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Issuer’s assets in connection with Fitch’s ratings of Senior Notes.

“FITCH ELIGIBLE ASSET” means assets of the Issuer set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Issuer’s assets in connection with Fitch’s ratings of Senior Notes.

“FITCH GUIDELINES” mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch’s ratings of Senior Notes.

“HOLD ORDER” shall have the meaning specified in Appendix A-I — Auction Procedures.

“HOLDER” means, with respect to Senior Notes, the registered holder of notes of each series of Senior Notes as the same appears on the books or records of the Issuer.

“LIBOR” on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display Page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other Page as may replace that Page on that service, or such other service as may be selected by [          ] or its successors) as of 11:00 a.m., London time, on the day that is the London Business Day on the Auction Date or, if the Auction Date is not a London Business Day, the London Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other Page as may replace such Telerate Page 3750, (A) [          ] shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by [          ] by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by [          ] to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by [          ] (after obtaining the Company’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount

determined by [          ] (after obtaining the Company’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if [          ] is not a Broker-Dealer or does not quote a rate required to determine the LIBOR, the LIBOR will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Company to provide such rate or rates not being supplied by [          ]; provided further, that if [          ] and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR shall be the most recently determinable LIBOR. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

“MARKET VALUE” means the market value of an asset of the Issuer determined as follows: For equity securities, the value obtained from readily available market quotations. If an equity security is not traded on an exchange or not available from a Board-approved pricing service, the value obtained from written broker-dealer quotations. For fixed-income securities, the value obtained from readily available market quotations based on the last updated sale price or the value obtained from a pricing service or the value obtained from a written broker-dealer quotation from a dealer who has made a market in the security. “Market Value” for other securities will mean the value obtained pursuant to the Issuer’s valuation procedures. If the market value of a security cannot be obtained, or the Issuer’s investment adviser determines that the value of a security as so obtained does not represent the fair value of a security, fair value for that security shall be determined pursuant to the methodologies established by the Board of Directors.

“MAXIMUM RATE” means, on any date on which the Applicable Rate is determined, the rate equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Issuer would be in compliance with the Senior Notes Basic Maintenance Amount.

“MINIMUM RATE” means, on any Auction Date with respect to a Rate Period equal to or shorter than the Standard Rate Period, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Rate Period of more than the Standard Rate Period.

“MOODY’S” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors at law.

“MOODY’S DISCOUNT FACTOR” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Issuer’s assets in connection with Moody’s ratings of Senior Notes.

“MOODY’S ELIGIBLE ASSETS” means assets of the Issuer set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Issuer’s assets in connection with Moody’s ratings of Senior Notes.

“MOODY’S GUIDELINES” mean the guidelines provided by Moody’s, as may be amended from time to time, in connection with Moody’s ratings of Senior Notes.

“1940 ACT” means the Investment Company Act of 1940, as amended.

“1940 ACT SENIOR NOTES ASSET COVERAGE” means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 300% with respect to all outstanding senior securities representing indebtedness of the Issuer, including all Outstanding Senior Notes (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

“NOTES” means Securities of the Issuer ranking on a parity with the Senior Notes that may be issued from time to time pursuant to the Indenture.

“ORDER” shall have the meaning specified in Appendix A-I — Auction Procedures.

“ORIGINAL ISSUE DATE” means, with respect to the Senior Notes Series A, Series B, Series C, March 28, 2005, with respect to the Senior Notes Series E, December 14, 2005, and with respect to the Senior Notes Series          ,          ,          .

“OTHER RATING AGENCY” means each rating agency, if any, other than Moody’s or Fitch then providing a rating for the Senior Notes pursuant to the request of the Issuer.

“OTHER RATING AGENCY DISCOUNT FACTOR” means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Issuer’s assets in connection with the Other Rating Agency’s rating of Senior Notes.

“OTHER RATING AGENCY ELIGIBLE ASSETS” means assets of the Issuer set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Issuer’s assets in connection with the Other Rating Agency’s rating of Senior Notes.

“OTHER RATING AGENCY GUIDELINES” mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of Senior Notes.

“OUTSTANDING” means, as of any date, Senior Notes theretofore issued by the Issuer except, without duplication, (i) any Senior Notes theretofore canceled, redeemed or repurchased by the Issuer, or delivered to the Trustee for cancellation or with respect to which the Issuer has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Senior Notes and (ii) any Senior Notes represented by any certificate in lieu of which a new certificate has been executed and delivered by the Issuer. Notwithstanding the foregoing, (A) in connection with any Auction, any Series of Senior Notes as to which the Issuer or any person known to the Auction Agent (based on information provided to the Auction Agent in writing and without any duty of inquiry) to be an Affiliate of the Issuer shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (B) for purposes of determining the Senior Notes Basic Maintenance Amount, Senior Notes held by the Issuer shall be disregarded and not deemed Outstanding but Senior Notes held by any Affiliate of the Issuer shall be deemed Outstanding.

“PAYING AGENT” means The Bank of New York Trust Company, N.A., a national banking association, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Issuer to serve as paying agent, transfer agent, registrar, and redemption agent with respect to the Senior Notes, which Paying Agent may be the same as the Trustee or the Auction Agent.

“PERSON” means and includes an individual, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“POTENTIAL BENEFICIAL OWNER,” with respect to a Series of Senior Notes, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of Senior Notes of such series but that wishes to purchase Senior Notes of such series, or that is a Beneficial Owner of Senior Notes of such series that wishes to purchase additional Senior Notes of such series.

“POTENTIAL HOLDER,” with respect to Senior Notes of such series, shall mean a Broker-Dealer (or any such other person as may be permitted by the Company) that is not an Existing Holder of Senior Notes of such series or that is an Existing Holder of Senior Notes of such series that wishes to become the Existing Holder of additional Senior Notes of such series.

“RATE PERIOD” means, with respect to a Series of Senior Notes, the period commencing on the Original Issue Date thereof and ending on the date specified for such series on the Original Issue Date thereof and thereafter, as to such series, the period commencing on the day following each Rate Period for such series and ending on the day established for such series by the Issuer.

“RATING AGENCY” means each of Fitch (if Fitch is then rating Senior Notes), Moody’s (if Moody’s is then rating Senior Notes) and any Other Rating Agency.

“RATING AGENCY GUIDELINES” mean Fitch Guidelines (if Fitch is then rating Senior Notes), Moody’s Guidelines (if Moody’s is then rating Senior Notes) and any Other Rating Agency Guidelines.

“REFERENCE RATE” means, with respect to the determination of the Maximum Rate and Default Rate, the greater of (i) the applicable AA Composite Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (ii) the applicable LIBOR rate.

“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time.

“SECURITIES DEPOSITORY” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Issuer that agrees to follow the procedures required to be followed by such securities depository in connection with the Senior Notes Series A, Series B, Series C, Series E and Series          .

“SELL ORDER” shall have the meaning specified in Appendix A-I — Auction Procedures.

“SENIOR NOTES” means the Issuer’s auction rate senior notes issued pursuant to this Indenture and the Supplemental Indenture in one or more series, including the Senior Notes Series A, Series B, Series C, Series E and Series          , any other Notes hereinafter designated as the Senior Notes Series A, Series B, Series C, Series E and Series          , respectively.

“SENIOR NOTES BASIC MAINTENANCE AMOUNT” as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

“SPECIAL RATE PERIOD” means a Rate Period that is not a Standard Rate Period.

“SPECIFIC REDEMPTION PROVISIONS” means, with respect to any Special Rate Period of more than one year, either, or any combination of a period (a “Non-Call Period”) determined by the Board of Directors after consultation with the Broker-Dealers, during which the Senior Notes subject to such Special Rate Period are not subject to redemption at the option of the Issuer consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the Senior Notes subject to such Special Rate Period shall be redeemable at the Issuer’s option and/or in connection with any mandatory redemption at a price equal to the principal amount plus accumulated but unpaid interest plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

“STANDARD RATE PERIOD” means a Rate Period of seven (7) days for Senior Notes Series A and Series B, twenty-eight (28) days for Senior Notes Series C, seven (7) days for Senior Notes Series E and          (  ) days for Senior Notes Series          .

“STATED MATURITY” with respect to Senior Notes Series A, Series B, Series C, Series E and Series          , shall mean April 3, 2045, April 5, 2045, March 31, 2045, December 21, 2045 and          ,          ,          , respectively.

“SUBMISSION DEADLINE” means 1:00 p.m., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

“SUBMITTED BID” shall have the meaning specified in Appendix A-I — Auction Procedures.

“SUBMITTED HOLD ORDER” shall have the meaning specified in Appendix A-I — Auction Procedures.

“SUBMITTED ORDER” shall have the meaning specified in Appendix A-I — Auction Procedures.

“SUBMITTED SELL ORDER” shall have the meaning specified in Appendix A-I — Auction Procedures.

“SUFFICIENT CLEARING BIDS” shall have the meaning specified in Appendix A-I — Auction Procedures.

“TREASURY INDEX RATE” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Issuer by at least three recognized dealers in U.S. Government securities selected by the Issuer.

“TRUSTEE” means The Bank of New York Trust Company, N.A. or such other person who is named as a trustee pursuant to the terms of the Indenture.

“VALUATION DATE” means every seven (7) days for the Senior Notes Series A, Series B, and Series E, every twenty-eight (28) days for the Senior Notes Series C, and every          (     ) days for the Senior Notes Series          , or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Company; provided, further, however, that such first Valuation Date for the Senior Notes Series E shall be not more than ten (10) days from the date on which Senior Notes Series E initially are issued.

INTEREST.

(a) The Holders of any Series of Senior Notes will bear interest on their Senior Notes at the Applicable Rate, determined as set forth in paragraph (c) below, and no more, payable on the respective dates determined as set forth in paragraph (b) below. Interest on the Outstanding Senior Notes of any series issued on the Original Issue Date shall accrue from the Original Issue Date.

(b) (i) Interest shall be payable, subject to subparagraph (b)(ii) below, on each Series of Senior Notes, with respect to any Rate Period on the first Business Day following the last day of such Rate Period; provided, however, if the Rate Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Rate Period and on the Business Day following the last day of such Rate Period.

(ii) The Issuer shall pay to the Paying Agent not later than 3:00 p.m., City of New York time (12:00 noon City of Los Angeles time) on the Business Day next preceding each Interest Payment Date for each Series of Senior Notes, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the interest to be paid to all Holders of such Senior Notes on such Interest Payment Date. The Issuer shall not be required to establish any reserves for the payment of interest.

(iii) All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) below. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of interest, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Issuer at the end of 90 days from the date on which such moneys were to have been so applied.

(iv) Each interest payment on a Series of Senior Notes shall be paid on the Interest Payment Date therefor to the Holders of that series as their names appear on the security ledger or security records of the Issuer on the Business Day next preceding such Interest Payment Date. Interest in arrears for any past Rate Period may be paid at any time, without reference to any regular Interest Payment Date, to the Holders as their names appear on the books or records of the Issuer on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any Interest Payment or payments which may be in arrears.

(c) (i) The interest rate on Outstanding Senior Notes of each Series during the period from and after the Original Issue Date to and including the last day of the initial Rate Period therefor shall be equal to the applicable rate per annum. For each subsequent Rate Period with respect to the Senior Notes Outstanding thereafter, the interest rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Rate Period of a Series of Senior Notes is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all Series of Senior Notes being the subject of Submitted Hold Orders), then the interest rate on a Series of Senior Notes for any such Rate Period shall be the Maximum Rate (except (i) during a Default Period when the interest rate shall be the Default Rate, as set forth in (c)(ii) below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Series of Senior Notes are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which interest is payable on a Series of Senior Notes as determined pursuant to this Section shall be the “Applicable Rate.”

(ii) Subject to the cure provisions below, a “Default Period” with respect to a particular Series will commence on any date the Issuer fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 3:00 p.m., City of New York time (12:00 noon City of Los Angeles time), (A) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default,” which shall constitute an Event of Default pursuant to the relevant section of the Indenture) or (B) the full amount of any accrued interest on that Series payable on the Interest Payment Date (an “Interest Default” and together with an Redemption Default, hereinafter referred to as “Default”). Subject to the cure provisions of (c)(iii) below, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 3:00 p.m., City of New York time (12:00 noon City of Los Angeles time), all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period. No Auction shall be held during a Default Period with respect to an Interest Default applicable to that Series of Senior Notes. The Issuer shall notify the Auction Agent in writing that a Default Period is in effect.

(iii) No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Issuer) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 3:00 p.m. New York City time (12:00 noon City of Los Angeles time) within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

(iv) The amount of interest per Senior Note payable on each Interest Payment Date of each Rate Period of less than one (1) year (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such Senior Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Rate Period of one (1) year or more, the amount of interest per Senior Note payable on any Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed as described in the preceding sentence.

Any Interest Payment made on any Series of Senior Notes shall first be credited against the earliest accrued but unpaid interest due with respect to such Series.

COMPLIANCE CERTIFICATES AND OPINIONS.

Upon any application or request by the Issuer to the Trustee to take any action under any provision of the Indenture, the Issuer shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act; provided, however, that no such opinion shall be required in connection with the issuance of Securities of any series. Each such certificate or opinion shall be given in the form of an Officers’ Certificate, if to be given by an officer of the Issuer, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in the Indenture.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in the Indenture shall include, (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

REDEMPTION.

(a) (i) After the initial Rate Period, subject to the provisions below and to the extent permitted under the 1940 Act and Maryland law, the Issuer may, at its option, redeem in whole or in part out of funds legally available therefor a series of Senior Notes herein designated as (A) having a Rate Period of one year or less, on the Business Day after the last day of such Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price equal to the aggregate principal amount, plus an amount equal to accrued but unpaid interest thereon (whether or not earned) to the date fixed for redemption (“Redemption Price”), or (B) having a Rate Period of more than one year, on any Business Day prior to the end of the relevant Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Rate Period; provided, however, that during a Rate Period of more than one year no series of Senior Notes will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Rate Period. Notwithstanding the foregoing, the Issuer shall not give a notice of or effect any redemption pursuant to (a)(i) unless, on the date on which the Issuer intends to give such notice and on the date of redemption (a) the Issuer has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of Senior Notes by reason of the redemption of such Senior Notes on such date fixed for the redemption and (b) the Issuer would have Eligible Assets with an aggregate Discounted Value at least equal the Senior Notes Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section shall be applicable in such circumstances in the event the Issuer makes the deposit and takes the other action required thereby.

(ii) If the Issuer fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Senior Notes Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act Senior Notes Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the Senior Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Senior Notes Asset Coverage as of such last Business Day (each an “Asset Coverage Cure Date”), the Senior Notes will be subject to mandatory redemption out of funds legally available therefor. The aggregate principal amount of Senior Notes to be redeemed in such circumstances will be equal to the lesser of (A) the minimum principal amount of Senior Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Issuer having Eligible Assets with an aggregate Discounted Value at least equal to the Senior Notes Basic Maintenance Amount, or sufficient to satisfy 1940 Act Senior Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Senior Notes the redemption of which would have such result, all Senior Notes then Outstanding will be redeemed), and (B) the maximum principal amount of Senior Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) below.

(iii) In determining the Senior Notes required to be redeemed in accordance with the foregoing Section (a)(ii), the Issuer shall allocate the aggregate principal amount of Senior Notes required to be redeemed to satisfy the Senior Notes Basic Maintenance Amount or the 1940 Act Senior Notes Asset Coverage, as the case may be, pro rata among the Holders of Senior Notes in proportion to the aggregate principal amount of Senior Notes they hold, by lot or by such other method as the Issuer shall deem equitable, subject to the further provisions of this subparagraph (iii). The Issuer shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section no later than 40 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Issuer does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the aggregate principal amount of Senior Notes which would be required to be redeemed by the Issuer under clause (A) of subparagraph (a)(ii) of this Section if sufficient funds were available, or the Issuer otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Issuer shall redeem those Senior Notes, and other Notes, on the earliest practicable date on which the Issuer will have such funds available, upon notice pursuant to paragraph (b) to record owners of the Senior Notes to be redeemed and the Paying Agent. The Issuer will deposit with the Paying Agent funds sufficient to redeem the specified aggregate principal amount of Senior Notes with respect to a redemption required under subparagraph (a)(ii) of this Section, by 1:00 p.m., New York City time (10:00 a.m. City of Los Angeles time), of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding Senior Notes are to be redeemed pursuant to subparagraph (a)(iii), the aggregate principal amount of Senior Notes to be redeemed shall be redeemed pro rata from the Holders of such Senior Notes in proportion to the aggregate principal amount of such Senior Note held by such Holders, by lot or by such other method as the Issuer shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. “Mandatory Redemption Price” means the Redemption Price plus (in the case of a Rate Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

(b) In the event of a redemption pursuant to Section (a) above, the Issuer will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Issuer shall deliver a notice of redemption to the Auction Agent and the Trustee (the “Notice of Redemption”) containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Trustee will use its reasonable efforts to provide notice to each Holder of Senior Notes called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Trustee determines the Senior Notes to be redeemed (or, during a Default Period with respect to such Senior Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives Notice of Redemption from the Issuer) The Trustee shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of Senior Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series of Senior Notes at their addresses appearing on the books or records of the Issuer. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the principal amount and identity of Senior Notes to be redeemed, (iii) the redemption price (specifying the amount of accrued interest to be included therein), (iv) that interest on the Senior Notes to be redeemed will cease to accrue on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all Senior Notes held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the principal amount of Senior Notes to be redeemed from such Holder. If any Senior Notes in an Auction Rate Period are to be redeemed and those Senior Notes are held by the Securities Depository, the Trustee shall include in the notice of redemption delivered to the Securities Depository: (i) under an item entitled “Publication Date for Securities Depository Purposes”, the Interest Payment Date prior to the redemption date, and (ii) an instruction to the Securities Depository to (x) determine on such Publication Date after the Auction held on the immediately preceding Auction Date has settled, the Holders whose Securities Depository positions will be redeemed and the principal amount of such Senior Notes to be redeemed from each such position (the “Securities Depository Redemption Information”), and (y) notify the Auction Agent immediately after such determination of (A) the positions of the Holders in such Senior Notes immediately prior to such Auction settlement, (B) the positions of the Holders in such Senior Notes immediately following such Auction settlement and (C) the Securities Depository Redemption Information. “Publication Date” shall mean three Business Days after the Auction Date next preceding such Redemption Date.

(c) Notwithstanding the provisions of paragraph (a) of this Section, no Senior Notes may be redeemed unless all interest on the Outstanding Senior Notes and all Notes of the Issuer ranking on a parity with the Senior Notes, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding Senior Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding Senior Notes.

(d) Upon the deposit of funds sufficient to redeem any Senior Notes with the Paying Agent and the giving of the Notice of Redemption to the Trustee under paragraph (b) of this Section, interest on such Senior Notes shall cease to accrue and such Senior Notes shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Issuer has maintained the requisite Senior Notes Basic Maintenance Amount or the 1940 Act Senior Notes Asset Coverage), and all rights of the holder of the Senior Notes so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Issuer shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Senior Notes called for redemption on such date and (ii) such other amounts, if any, to which Holders of the Senior Notes called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Issuer, after which time the Holders of Senior Notes so called for redemption may look only to the Issuer for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Issuer shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

(e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem any Series of Senior Notes shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Issuer shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any Senior Notes for which such Notice of Redemption has been given. Notwithstanding the fact that the Issuer may not have redeemed any Senior Notes for which a Notice of Redemption has been given, interest may be paid on a Series of Senior Notes and shall include those Senior Notes for which Notice of Redemption has been given but for which deposit of funds has not been made.

(f) All moneys paid to the Paying Agent for payment of the redemption price of any Senior Notes called for redemption shall be held in trust by the Paying Agent for the benefit of holders of Senior Notes to be redeemed.

(g) So long as any Senior Notes are held of record by the nominee of the Securities Depository, the redemption price for such Senior Notes will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

(h) Except for the provisions described above, nothing contained herein limits any right of the Issuer to purchase or otherwise acquire any Senior Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on, or the mandatory or optional redemption price with respect to, any series of Senior Notes for which Notice of Redemption has been given and the Issuer is in compliance with the 1940 Act Senior Notes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Senior Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If fewer than all the Outstanding Senior Notes of any series are redeemed or otherwise acquired by the Issuer, the Issuer shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Directors.

(i) The Board of Directors may, without further consent of the holders of the Senior Notes or the holders of shares of capital stock of the Issuer, authorize, create or issue any class or series of Notes, including other series of Senior Notes, ranking prior to or on a parity with the Senior Notes to the extent permitted by the 1940 Act, if, upon issuance, either (A) the net proceeds from the sale of such Notes (or such portion thereof needed to redeem or repurchase the Outstanding Senior Notes) are deposited with the Trustee in accordance with (d) above, Notice of Redemption as contemplated by the relevant section of the Indenture has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding Senior Notes or (B) the Issuer would meet the 1940 Act Senior Notes Asset Coverage, the Senior Notes Basic Maintenance Amount and the applicable requirements of the Indenture.

DESIGNATION OF RATE PERIOD.

(a) The initial Rate Period for each series of Senior Notes is as set forth under “Designation” above. The Issuer will designate the duration of subsequent Rate Periods of each series of Senior Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, Senior Notes shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Issuer shall have mailed a Notice of Redemption with respect to any Senior Notes, the redemption price with respect to such Senior Notes shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Rate Period, the Issuer has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Senior Notes Basic Maintenance Amount, and the Issuer has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

(b) If the Issuer proposes to designate any Special Rate Period, not fewer than 7 (or two Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Issuer by telephonic or other means to the Trustee and the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Issuer proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Issuer will by 3:00 p.m., New York City time (12:00 noon City of Los Angeles time), on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.

No later than 3:00 p.m., New York City time (12:00 noon City of Los Angeles time), on the second Business Day next preceding the first day of any proposed Special Rate Period, the Issuer shall deliver to the Auction Agent and Trustee, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(i) a notice stating (A) that the Issuer has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(ii) a notice stating that the Issuer has determined not to exercise its option to designate a Special Rate Period.

If the Issuer fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section by 3:00 p.m., New York City time (12:00 noon City of Los Angeles time), on the second Business Day next preceding the first day of such proposed Special Rate Period, the Issuer shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

RESTRICTIONS ON TRANSFER.

Senior Notes may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Issuer or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose Senior Notes are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Senior Notes through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Senior Notes issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

1940 ACT SENIOR NOTES ASSET COVERAGE.

The Issuer shall maintain, as of the last Business Day of each month in which any Senior Notes are Outstanding, asset coverage with respect to the Senior Notes which is equal to or greater than the 1940 Act Senior Notes Asset Coverage; provided, however, that the relevant section in the Indenture shall be the sole remedy in the event the Issuer fails to do so.

SENIOR NOTES BASIC MAINTENANCE AMOUNT.

So long as the Senior Notes are Outstanding and any Rating Agency is then rating the Senior Notes, the Issuer shall maintain, as of each Valuation Date, Eligible Assets having an aggregate Discounted Value equal to or greater than the Senior Notes Basic Maintenance Amount; provided, however, that the relevant section in the Indenture shall be the sole remedy in the event the Issuer fails to do so.

CERTAIN OTHER RESTRICTIONS.

(a) For so long as any Senior Notes are Outstanding and any Rating Agency is then rating the Senior Notes, the Issuer will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a Series of Senior Notes.

(b) For so long as any Senior Notes are Outstanding, the Issuer will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of capital stock of the Issuer) upon any class of shares of capital stock of the Issuer, unless, in every such case, immediately after such transaction, the 1940 Act Senior Notes Asset Coverage would be achieved after deducting the amount of such dividend, distribution, or purchase price, as the case may be; provided, however, that dividends may be declared upon any preferred shares of capital stock of the Issuer if the Senior Notes and any other senior securities representing indebtedness of the Issuer have an asset coverage of at least 200% at the time of declaration thereof, after deducting the amount of such dividend.

(c) A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of capital stock of the Issuer is prohibited (i) at any time that an Event of Default under the Indenture has occurred and is continuing, (ii) if after giving effect to such declaration, the Issuer would not have Eligible Assets with an aggregate Discounted Value at least equal to the Senior Notes Basic Maintenance Amount or the 1940 Act Senior Notes Asset Coverage, or (iii) the Issuer has not redeemed the full amount of Senior Notes required to be redeemed by any provisions for mandatory redemption contained herein.

COMPLIANCE PROCEDURES FOR ASSET MAINTENANCE TESTS.

For so long as any Senior Notes are Outstanding and any Rating Agency is then rating such Senior Notes:

(a) As of each Valuation Date, the Issuer shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Issuer on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the Senior Notes Basic Maintenance Amount is met as of that date, (iv) the value of the total assets of the Issuer, less all liabilities, and (v) whether the 1940 Act Senior Notes Asset Coverage is met as of that date.

(b) Upon any failure to maintain the required Senior Notes Basic Maintenance Amount or 1940 Act Senior Notes Asset Coverage on any Valuation Date, the Issuer may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing Senior Notes outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required Senior Notes Basic Maintenance Amount or 1940 Act Senior Notes Asset Coverage on or prior to the Asset Coverage Cure Date.

(c) Compliance with the Senior Notes Basic Maintenance Amount and 1940 Act Senior Notes Asset Coverage tests shall be determined with reference to those Senior Notes which are deemed to be Outstanding hereunder.

(d) The Issuer shall deliver to each Rating Agency which is then rating Senior Notes and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act Senior Notes Asset Coverage, Senior Notes Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a “Rating Agency Certificate”).

(e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Issuer shall be deemed to have failed to maintain the Senior Notes Basic Maintenance Amount or the 1940 Act Senior Notes Asset Coverage, as the case may be, on such Valuation Date. In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the Issuer shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the Senior Notes Basic Maintenance Amount or to meet the 1940 Senior Notes Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

DELIVERY OF NOTES.

Upon the execution and delivery of the Supplemental Indenture, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Senior Notes and deliver them to The Depository Trust Company and as hereinafter in this Section provided. Prior to the delivery by the Trustee of any of the Senior Notes, there shall have been filed with or delivered to the Trustee the following:

(a) A resolution duly adopted by the Issuer, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of the Supplemental Indenture and the issuance of the Senior Notes.

(b) Duly executed copies of the Supplemental Indenture and a copy of the Indenture.

(c) Rating letters from each Rating Agency rating the Senior Notes.

(d) An opinion of Counsel pursuant to requirements of the Indenture.

TRUSTEE’S AUTHENTICATION CERTIFICATE.

The Trustee’s authentication certificate upon the Senior Notes shall be substantially in the forms provided in Appendix C to the Supplemental Indenture. No Senior Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any Senior Note shall be conclusive evidence and the only competent evidence that such Senior Note has been authenticated and delivered hereunder. The Trustee’s certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Senior Notes issued hereunder.

EVENTS OF DEFAULT.

Except as set forth in any supplemental indenture, an “Event of Default” wherever used in the Indenture with respect to Securities of any series, means any one of the events set forth below (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of any interest upon any Security of that series when it becomes due and payable and continuance of such default for a period of 30 days; or

(2) default in the payment of the principal of or any premium on any Security of that series at its Stated Maturity; or

(3) default in the performance, or breach, of any covenant or Warranty of the Issuer in the Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in the Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Issuer by the Trustee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(4) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days (provided that, if any Person becomes the successor to the Issuer pursuant to the relevant Section of the Indenture and such Person is a corporation, partnership or trust organized and validly existing under the law of a jurisdiction outside the United States, each reference in this Clause 4 to an applicable Federal or State law of a particular kind shall be deemed to refer to such law or any applicable comparable law of such non-U.S. jurisdiction, for as long as such Person is the successor to the Issuer hereunder and is so organized and existing); or

(5) the commencement by the Issuer of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action (provided that, if any Person becomes the successor to the Issuer pursuant to the relevant Section of the Indenture and such Person is a corporation, partnership or trust organized and validly existing under the law of a jurisdiction outside the United States, each reference in this Clause 6 to an applicable Federal or State law of a particular kind shall be deemed to refer to such law or any applicable comparable law of such non-U.S. jurisdiction, for as long as such Person is the successor to the Issuer hereunder and is so organized and existing);

(6) if, pursuant to Section 18(a)(1)(c)(ii) of the Investment Company Act of 1940, as amended, on the last business day of each of twenty-four consecutive calendar months any class of Securities shall have an asset coverage of less than 100%; or

(7) any other Event of Default provided with respect to Securities of that series.

ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

Except as set forth in any supplemental indenture, if an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than a majority in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, in the case of any Security of that series which specifies an amount to be due and payable thereon upon acceleration of the Maturity thereof, such amount as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in the relevant Sections of the Indenture with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, in the case of any Security of that series which specifies an amount to be due and payable thereon upon acceleration of the Maturity thereof, such amount as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Section provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

(A) all overdue interest on all Securities of that series,

(B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

(C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in the Indenture.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

Except as set forth in any supplemental indenture, the Issuer covenants that if

(1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 90 days, or

(2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

APPLICATION OF MONEY COLLECTED.

Any money collected by the Trustee pursuant to this Section shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under the Indenture; and

SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

LIMITATION ON SUITS.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

Notwithstanding any other provision in the Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to the relevant provisions of the Indenture and any supplemental indenture) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

RESTORATION OF RIGHTS AND REMEDIES.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

RIGHTS AND REMEDIES CUMULATIVE.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the Indenture no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

WAIVER OF PAST DEFAULTS.

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default: (1) in the payment of the principal of or any premium or interest on any Security of such series, or (2) in respect of a covenant or provision in the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SATISFACTION AND DISCHARGE OF INDENTURE.

The Indenture shall upon Issuer Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of any Security expressly provided for herein or in the terms of such Security), and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture, when

(1) either

(A) all Securities theretofore authenticated and delivered (other than

(i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture and

(ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in the Indenture) have been delivered to the Trustee for cancellation; or

(B) all such Securities not theretofore delivered to the Trustee for cancellation

(i)	have become due and payable, or

(ii) will become due and payable at their Stated Maturity within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Trust; and

(3) the Issuer has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Indenture have been complied with.

Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Issuer to the Trustee under the Indenture and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under certain provisions of the Indenture shall survive.

CERTAIN DUTIES AND RESPONSIBILITIES.

(1) Except during the continuance of an Event of Default,

(A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Indenture and as required by the Trust Indenture Act, and no implied covenants or obligations shall be read into the Indenture against the Trustee; and

(B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of the Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(3) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(4) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(5) No provision of the Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(A) this Subsection shall not be construed to limit the effect of Subsection (A) of this Section;

(B) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(C) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in the Indenture, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Indenture with respect to the Securities of such series; and

(D) no provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

NOTICE OF DEFAULTS.

If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in the Indenture with respect to Securities of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

CERTAIN RIGHTS OF TRUSTEE.

Subject to the other applicable provisions of the Indenture:

(1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(2) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(3) whenever in the administration of the Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;

(4) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Holders pursuant to the Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

(7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(8) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture;

(9) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and the Indenture;

(10) the rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder; and

(11) the Trustee may request that the Issuer deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Indenture, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

COMPENSATION AND REIMBURSEMENT.

The Issuer agrees:

(1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of the Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(3) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes imposed on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Issuer, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in the Indenture, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law. These provisions shall survive the termination of the Indenture.

CONFLICTING INTERESTS.

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and the Indenture. To the extent not prohibited by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the Indenture with respect to Securities of more than one series.

RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Section shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements.

The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Issuer. If the instrument of acceptance by a successor Trustee required by the Indenture shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Issuer. If the instrument of acceptance by a successor Trustee required by the Indenture shall not have been delivered to the Trustee within 30 days after the giving of a notice of removal pursuant to this paragraph, the Trustee being removed may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

If at any time:

(1) the Trustee shall fail to comply with the applicable Section of the Indenture after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(2) the Trustee shall cease to be eligible under the Indenture and shall fail to resign after written request therefor by the Issuer or by any such Holder, or

(3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to the applicable Section of the Indenture, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of the Indenture. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of the Indenture, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Issuer. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner required by the Indenture, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

The Issuer shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in the Indenture. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Issuer, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Issuer or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Section.

ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

The Issuer shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Issuer shall not permit any Person to consolidate with or merge into the Issuer, unless:

(1) in case the Issuer shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of any domestic or foreign jurisdiction and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of the Indenture on the part of the Issuer to be performed or observed;

(2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer or any Subsidiary as a result of such transaction as having been incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

(3) the Issuer has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with.

SUCCESSOR SUBSTITUTED.

Upon any consolidation of the Issuer with, or merger of the Issuer into, any other Person or any conveyance, transfer or lease of the properties and assets of the Issuer substantially as an entirety in accordance with the Indenture, the successor Person formed by such consolidation or into which the Issuer is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under the Indenture with the same effect as if such successor Person had been named as the Issuer herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the Securities.

DEFEASANCE AND DISCHARGE.

Upon the Issuer’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Issuer shall be deemed to have been discharged from its obligations, with respect to such Securities as provided in the relevant Sections of the Indenture on and after the date the conditions set forth therein (hereinafter called “Defeasance”). For this purpose, such Defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and the Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in the Indenture and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Issuer’s obligations with respect to such Securities under certain Sections of the Indenture, and (3) the rights, powers, trusts, duties and immunities of the Trustee under the Indenture.

COVENANT DEFEASANCE.

Upon the Issuer’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Issuer shall be released from its obligations under certain provisions of the Indenture provided for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in the Indenture, and any such covenants provided pursuant to certain provisions of the Indenture shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in the Indenture on and after the date the conditions set forth are satisfied (hereinafter called “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section of the Indenture, whether directly or indirectly by reason of any reference elsewhere therein or in any other document, but the remainder of the Indenture and such Securities shall be unaffected thereby.

CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

(1) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements and agrees to comply with the relevant Section of the Indenture applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) such other obligations or arrangements as may be specified with respect to such Securities, or (D) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of the Indenture and such Securities. As used herein, “U.S. Government Obligation” means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the Issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

(2) In the event of an election to have defeasance and discharge apply to any Securities or any series of Securities, as the case may be, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and Discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

(3) In the event of an election to have Covenant Defeasance apply to any Securities or any series of Securities, as the case may be, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

(4) The Issuer shall have delivered to the Trustee an Officers’ Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

(5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified, at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

(6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

(7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer is a party or by which it is bound.

(8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under the Investment Company Act or exempt from registration thereunder.

(9) No event or condition shall exist that would prevent the Issuer from making payments of the principal of (and any premium) or interest on the Securities of such series on the date of such deposit or at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

(10) The Issuer shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

(11) The Issuer shall have delivered to the Trustee an Opinion of Counsel substantially to the effect that (x) the trust funds deposited pursuant to this Section will not be subject to any rights of any holders of indebtedness or equity of the Issuer, and (y) after the 90th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Issuer, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to Holders of such Securities, such trustee would hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (B) such Holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used.

APPENDIX A-I
AUCTION PROCEDURES

1. Orders.

(a) Prior to the Submission Deadline on each Auction Date for a series of Senior Notes:

(i) each Beneficial Owner of Senior Notes of such series may submit to its Broker-Dealer information as to:

(A) the principal amount of Outstanding Senior Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for Senior Notes of such series for the next succeeding Rate Period of such series;

(B) the principal amount of Outstanding Senior Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for Senior Notes of such series for the next succeeding Rate Period of Senior Notes of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

(C) the principal amount of Outstanding Senior Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for Senior Notes of such series for the next succeeding Rate Period of Senior Notes of such series; and

(ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the principal amount of Senior Notes, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for Senior Notes of such series for the next succeeding Rate Period of Senior Notes of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”

(b) (i) Bid by a Beneficial Owner or an Existing Holder of Senior Notes of a series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A) the principal amount of Outstanding Senior Notes of such series specified in such Bid if the Applicable Rate for Senior Notes of such series determined on such Auction Date shall be less than the rate specified therein;

(B) such principal amount or a lesser principal amount of Outstanding Senior Notes of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Appendix C if the Applicable Rate for Senior Notes of such series determined on such Auction Date shall be equal to the rate specified therein; or

(C) the principal amount of Outstanding Senior Notes of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for Senior Notes of such series, or such principal amount or a lesser principal amount of Outstanding Senior Notes of such series to be determined as set forth in clause (iii) of paragraph

A-I-1

(b) of Section 4 of this Appendix C if the rate specified therein shall be higher than the Maximum Rate for Senior Notes of such series and Sufficient Clearing Bids for Senior Notes of such series do not exist.

(ii) A Sell Order by a Beneficial Owner or an Existing Holder of Senior Notes of a series of Senior Notes subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A) the principal amount of Outstanding Senior Notes of such series specified in such Sell Order; or

(B) such principal amount or a lesser principal amount of Outstanding Senior Notes of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Appendix C if Sufficient Clearing Bids for Senior Notes of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to a series of Senior Notes shall not be liable to any Person for failing to sell such Senior Notes pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Appendix C if (1) such Senior Notes were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Issuer) with the provisions of the Indenture or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer’s records, such Broker-Dealer believes it is not the Existing Holder of such Senior Notes.

(iii) A Bid by a Potential Beneficial Owner or a Potential Beneficial Owner of Senior Notes of a series subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

(A) the principal amount of Outstanding Senior Notes of such series specified in such Bid if the Applicable Rate for Senior Notes of such series determined on such Auction Date shall be higher than the rate specified therein; or

(B) such principal amount or a lesser principal amount of Outstanding Senior Notes of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Appendix C if the Applicable Rate for Senior Notes of such series determined on such Auction Date shall be equal to the rate specified therein.

2. Submission of Orders by Broker-Dealers to Auction Agent.

(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Senior Notes of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Issuer) as an Existing Holder in respect of Senior Notes subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of Senior Notes subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each such Order:

(i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Issuer);

(ii) the aggregate principal amount of Senior Notes of such series that are the subject of such Order;

(iii) to the extent that such Bidder is an Existing Holder of Senior Notes of such series:

(A) the principal amount of Senior Notes, if any, of such series subject to any Hold Order of such Existing Holder;

(B) the principal amount of Senior Notes, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

(C) the principal amount of Senior Notes, if any, of such series subject to any Sell Order of such Existing Holder; and

(iv) to the extent such Bidder is a Potential Holder of Senior Notes of such series, the rate and principal amount of Senior Notes of such series specified in such Potential Holder’s Bid.

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(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

(c) If an Order or Orders covering all of the Outstanding Senior Notes of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the principal amount of Outstanding Senior Notes of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding Senior Notes of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the principal amount of outstanding Senior Notes of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the principal amount of Outstanding Senior Notes of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

(i) all Hold Orders for Senior Notes of such series shall be considered valid, but only up to and including in the aggregate principal amount of Outstanding Senior Notes of such series held by such Existing Holder, and if the aggregate principal amount of Senior Notes of such series subject to such Hold Orders exceeds the aggregate principal amount of Outstanding Senior Notes of such series held by such Existing Holder, the principal amount of Senior Notes subject to each such Hold Order shall be reduced pro rata to cover the principal amount of Outstanding Senior Notes of such series held by such Existing Holder;

(ii) (A) any Bid for Senior Notes of such series shall be considered valid up to and including the excess of the principal amount of Outstanding Senior Notes of such series subject to any Hold Orders referred to in clause (i) above;

(B) subject to subclause (A), if more than one Bid of an Existing Holder for Senior Notes of such series is submitted to the Auction Agent with the same rate and the aggregate principal amount of Outstanding Senior Notes of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the principal amount of Senior Notes of such series subject to each Bid with the same rate shall be reduced pro rata to cover the principal amount of Senior Notes of such series equal to such excess;

(C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for Senior Notes of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(D) in any such event, the principal amount, if any, of such Outstanding Senior Notes of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for Senior Notes of such series by or on behalf of a Potential Holder at the rate therein specified; and

(iii) all Sell Orders for Senior Notes of such series shall be considered valid up to and including the excess of the principal amount of Outstanding Senior Notes of such series held by such Existing Holder over the aggregate principal amount of Senior Notes of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

(e) If more than one Bid for one or more Senior Note of a series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

(f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

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3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

(a) Not earlier than the Submission Deadline on each Auction Date for a series of Senior Notes, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of Senior Notes of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine for such series:

(i) the excess of the aggregate principal amount of Outstanding Senior Notes of such series over the principal amount of Outstanding Senior Notes of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available Senior Notes” of such series); (ii) from the Submitted Orders for Senior Notes of such series whether:

(A) the aggregate principal amount of Outstanding Senior Notes of such series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods) for Senior Notes of such series;

exceeds or is equal to the sum of:

(B) the aggregate principal amount of Outstanding Senior Notes of such series subject to Submitted Bids of Existing Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods) for Senior Notes of such series; and

(C) the aggregate principal amount of Outstanding Senior Notes of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because all of the Outstanding Senior Notes of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for Senior Notes of such series); and

(iii) if Sufficient Clearing Bids for Senior Notes of such series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for Senior Notes of such series) which if:

(A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the Senior Notes of such series that are subject to such Submitted Bids; and

(B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate principal amount of Outstanding Senior Notes of such series which, when added to the aggregate principal amount of Outstanding Senior Notes of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Senior Notes of such series.

(b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Issuer of the Minimum Rate and Maximum Rate for the series of Senior Notes for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for Senior Notes of such series for the next succeeding Rate Period thereof as follows:

(i) if Sufficient Clearing Bids for Senior Notes of such series exist, that the Applicable Rate for all Senior Notes of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for Senior Notes of such series so determined;

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(ii) if Sufficient Clearing Bids for Senior Notes of such series do not exist (other than because all of the Outstanding Senior Notes of such series are subject to Submitted Hold Orders), that the Applicable Rate for all Senior Notes of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for Senior Notes of such series; or

(iii) if all of the Outstanding Senior Notes of such series are subject to Submitted Hold Orders, that the Applicable Rate for all Senior Notes of such series for the next succeeding Rate Period thereof shall be All Hold Rate.

4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Senior Notes. Existing Holders shall continue to hold the Senior Notes that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Appendix C, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

(a) If Sufficient Clearing Bids for a series of Senior Notes have been made, all Submitted Sell Orders with respect to Senior Notes of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to Senior Notes of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to Senior Notes of such series shall be rejected:

(i) Existing Holders’ Submitted Bids for Senior Notes of such series specifying any rate that is higher than the Winning Bid Rate for Senior Notes of such series shall be accepted, thus requiring each such Existing Holder to sell the Senior Notes subject to such Submitted Bids;

(ii) Existing Holders’ Submitted Bids for Senior Notes of such series specifying any rate that is lower than the Winning Bid Rate for Senior Notes of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Senior Notes subject to such Submitted Bids;

(iii) Potential Holders’ Submitted Bids for Senior Notes of such series specifying any rate that is lower than the Winning Bid Rate for Senior Notes of such series shall be accepted;

(iv) each Existing Holder’s Submitted Bid for Senior Notes of such series specifying a rate that is equal to the Winning Bid Rate for Senior Notes of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Senior Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Senior Notes subject to all such Submitted Bids shall be greater than the principal amount of Senior Notes (“remaining Senior Notes”) in the excess of the Available Senior Notes of such series over the principal amount of Senior Notes subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Senior Notes subject to such Submitted Bid, but only in an amount equal to the principal amount of Senior Notes of such series obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Senior Notes held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate principal amount of Outstanding Senior Notes subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for Senior Notes of such series; and

(v) each Potential Holder’s Submitted Bid for aggregate principal amount of such series specifying a rate that is equal to the Winning Bid Rate for aggregate principal amount of such series shall be accepted but only in an amount equal to the principal amount of Senior Notes of such series obtained by multiplying the principal amount of Senior Notes in the excess of the Available Senior Notes f such series over the principal amount of Senior Notes subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the principal amount of Outstanding Senior Notes subject to such Submitted Bid and the denominator of which shall be the aggregate principal amount of Outstanding Senior Notes subject to such

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Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for Senior Notes of such series.

(b) If Sufficient Clearing Bids for a series of Senior Notes have not been made (other than because all of the Outstanding Senior Notes of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for Senior Notes of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for Senior Notes of such series shall be rejected:

(i) Existing Holders’ Submitted Bids for Senior Notes of such series specifying any rate that is equal to or lower than the Maximum Rate for Senior Notes of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Senior Notes subject to such Submitted Bids;

(ii) Potential Holders’ Submitted Bids for Senior Notes of such series specifying any rate that is equal to or lower than the Maximum Rate for Senior Notes of such series shall be accepted; and

(iii) Each Existing Holder’s Submitted Bid for Senior Notes of such series specifying any rate that is higher than the Maximum Rate for Senior Notes of such series and the Submitted Sell Orders for Senior Notes of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the Senior Notes of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the principal amount of Senior Notes of such series obtained by multiplying the principal amount of Senior Notes of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the principal amount of Outstanding Senior Notes of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Senior Notes of such series subject to all such Submitted Bids and Submitted Sell Orders.

(c) If all of the Outstanding Senior Notes of a series are subject to Submitted Hold Orders, all Submitted Bids for Senior Notes of such series shall be rejected.

(d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, less than an Authorized Denomination of Senior Notes on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the principal amount of Senior Notes of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the principal amount of Senior Notes so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be equal to an Authorized Denomination.

(e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than an Authorized Denomination of Senior Notes on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Senior Notes of such series or purchase among Potential Holders so that only Senior Notes of such series in Authorized Denominations are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Senior Notes of such series on such Auction Date.

(f) Based on the results of each Auction for a series of Senior Notes, the Auction Agent shall determine the aggregate principal amount of Senior Notes of such series to be purchased and the aggregate principal amount of Senior Notes of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate principal amount of Senior Notes and such aggregate principal amount of Senior Notes to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Senior Notes of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of Senior Notes of a series with respect to whom a Broker-Dealer submitted a Bid to the

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Auction Agent for such Senior Notes that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such Senior Notes that was accepted in whole or in part, fails to instruct its Agent Member to deliver such Senior Notes against payment therefor, partial deliveries of Senior Notes that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ Submitted Bids for Senior Notes of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

(g) Neither the Issuer nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, or a Potential Holder to deliver Senior Notes of any series or to pay for Senior Notes of any series sold or purchased pursuant to the Auction Procedures or otherwise.

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APPENDIX B

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FORM OF ARTICLES SUPPLEMENTARY

SERIES [          ] AUCTION RATE PREFERRED STOCK

Kayne Anderson Energy Total Return Fund, Inc. (the “Company”), a Maryland corporation, certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Under a power contained in Article V of the charter of the Company (the “Charter”), the Board of Directors by duly adopted resolutions classified and designated [          ] shares of authorized but unissued Common Stock (as defined in the Charter) as shares of Series [          ] Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $[     ] per share, with the following preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article V of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof.

SERIES [  ] AUCTION RATE PREFERRED STOCK
DESIGNATION

ARP Shares: [          ] shares of Common Stock are reclassified and designated as Series [          ] Auction Rate Preferred Stock, $0.001 par value per share, liquidation preference $[     ] per share (“ARP Shares”). The initial Dividend Period for the ARP Shares shall be the period from and including the Original Issue Date thereof to and including [          ], [          ]. Each ARP Share shall have an Applicable Rate for its initial Dividend Period equal to [     ]% per annum and an initial Dividend Payment Date of [          ], [          ]. Each ARP Share shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Charter applicable to shares of Preferred Stock (“Preferred Stock”), as are set forth in Part I and Part II of these terms of the ARP Shares. The ARP Shares shall constitute a separate series of Preferred Stock.

Subject to the provisions of Section 11 of Part I hereof, the Board of Directors of the Company may, in the future, authorize the issuance of additional ARP Shares with the same preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the initial Dividend Period, the Applicable Rate for the initial Dividend Period and the initial Dividend Payment Date shall be as set forth in the Articles Supplementary relating to such additional ARP Shares.

As used in Part I and Part II of these terms of the ARP Shares, capitalized terms shall have the meanings provided in Section 17 of Part I.

PART I: ARP SHARES TERMS

1. Number of Shares; Ranking.  (a) The initial number of authorized ARP Shares is [          ] shares. No fractional ARP Shares shall be issued.

(b) Any ARP Shares which at any time have been redeemed or purchased by the Company shall, after redemption or purchase, be returned to the status of authorized but unissued Common Stock, without further designation as to series.

(c) The ARP Shares shall rank on a parity with shares of any other series of Preferred Stock (including any other outstanding auction rate preferred stock of the Company) as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company.

(d) No Holder of ARP Shares shall have, solely by reason of being a Holder, any preemptive right, or, unless otherwise determined by the Directors, other right to acquire, purchase or subscribe for any ARP Shares, shares of common stock of the Company (“Common Stock”) or other securities of the Company which it may hereafter issue or sell.

(e) No Holder of ARP Shares shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the Maryland General Corporation Law (the “MGCL”) or any successor provision.

2. Dividends.  (a) The Holders of ARP Shares shall be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by the Company, out of funds legally available therefor, at the rate per annum equal to the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on Outstanding ARP Shares issued on the Original Issue Date shall accumulate from the Original Issue Date.

(b) (i) Dividends shall be payable when, as and if authorized by the Board of Directors and declared by the Company following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on ARP Shares, with respect to any Dividend Period on the first Business Day following the last day of the Dividend Period; provided, however, if the Dividend Period is greater than 30 days, then on a monthly basis on the first Business Day of each month within the Dividend Period and on the Business Day following the last day of the Dividend Period.

(ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day that falls after such day for payment of dividends.

(iii) The Company shall pay to the Paying Agent not later than 3:00 p.m., New York City time (12:00 noon City of Los Angeles time), on the Business Day next preceding each Dividend Payment Date for the ARP Shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The Company shall not be required to establish any reserves for the payment of dividends.

(iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, will, to the extent permitted by law, be repaid to the Company at the end of 90 days from the date on which such moneys were to have been so applied.

(v) Each dividend on ARP Shares shall be paid on the Dividend Payment Date therefor to the Holders as their names appear on the stock ledger or stock records of the Company on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the stock ledger or stock records of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

(c) (i) The dividend rate on Outstanding ARP Shares during the period from and after the Original Issue Date to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under “Designation” above. For each subsequent Dividend Period with respect to the ARP Shares Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all ARP Shares being the subject of Submitted Hold Orders), then the dividend rate on the ARP Shares for any such Dividend Period shall be the Maximum Rate (except during a Default Period when the dividend rate shall be the Default Rate (as set forth in Section 2(c) (ii) below)). If an Auction for any subsequent Dividend Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the dividend rate on the ARP Shares for such Dividend Period shall be the Maximum Rate (except during a Default Period when the dividend rate shall be the Default Rate (as set forth in Section 2(c)(ii) below)).

The All Hold Rate will apply automatically following an Auction in which all of the Outstanding ARP Shares are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on ARP Shares as determined pursuant to this Section 2(c)(i) shall be the “Applicable Rate.”

(ii) Subject to the cure provisions below, a “Default Period” will commence on any date the Company fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 3:00 p.m., New York City time (12:00 noon, City of Los Angeles time), (A) the full amount of any declared dividend payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default”, and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 3:00 p.m., New York City time (12:00 noon, City of Los Angeles time), all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period.

(iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 3:00 p.m., New York City time (12:00 noon, City of Los Angeles time) within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360.

(iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation preference per share, and rounding the amount so obtained to the nearest cent.

(d) Any dividend payment made on ARP Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Shares.

(e) For so long as the ARP Shares are Outstanding, except as contemplated by Part I of these terms of the ARP Shares, the Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other shares of capital stock, if any, ranking junior to the ARP Shares as to dividends or upon liquidation) with respect to Common Stock or any other shares of the Company ranking junior to or on a parity with the ARP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Company ranking junior to the ARP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Company ranking junior to or on a parity with the ARP Shares as to dividends and upon liquidation), unless (1) there is no event of default under any senior notes of the Company, commercial paper or other borrowings (collectively “Borrowings”) that is continuing; (2) immediately after such transaction, the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount and the 1940 Act ARP Shares Asset Coverage would be achieved, (3) immediately after the transaction, the Company would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under any Borrowings, (4) full cumulative dividends on the ARP Shares due on or prior to the date of the transaction have been declared and paid and (5) the

Company has redeemed the full number of ARP Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

3. Redemption.  (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Maryland law, the Company may, at its option, redeem in whole or in part out of funds legally available therefor ARP Shares herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption to the Auction Agent not less than 15 calendar days and not more than 40 calendar days prior to the date fixed for such redemption, at a redemption price per share equal to $[ ], plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption (“Redemption Price”), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption to the Auction Agent not less than 15 calendar days and not more than 40 calendar days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined solely by the Board of Directors and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of these terms of the ARP Shares; provided, however, that during a Dividend Period of more than one year no ARP Shares will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Company shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Company intends to give such notice and on the date of redemption (1) the Company has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of ARP Shares by reason of the redemption of such ARP Shares on such date fixed for the redemption and (2) the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Company makes the deposit and takes the other action required thereby.

(ii) If the Company fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act ARP Shares Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the ARP Shares Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act ARP Shares Asset Coverage (each an “Asset Coverage Cure Date”), the ARP Shares will be subject to mandatory redemption out of funds legally available therefor. The number of ARP Shares to be redeemed in such circumstances will be equal to the lesser of (1) the minimum number of ARP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Company having Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount, or sufficient to satisfy the 1940 Act ARP Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all ARP Shares then Outstanding will be redeemed), and (2) the maximum number of ARP Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

(iii) In determining the ARP Shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Company shall allocate the number of shares required to be redeemed to satisfy the ARP Shares Basic Maintenance Amount or the 1940 Act ARP Shares Asset Coverage, as the case may be, pro rata among the Holders of ARP Shares in proportion to the number of shares they hold by lot or by such other method as the Company shall deem fair and equitable, subject to any mandatory redemption provisions, subject to the further provisions of this subparagraph (iii). The Company shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than 40 calendar days after the Asset

Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of ARP Shares which would be required to be redeemed by the Company under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Stock which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Company shall redeem those ARP Shares, and shares of other Preferred Stock which it was unable to redeem, on the earliest practicable date on which the Company will have such funds available, upon notice pursuant to Section 3(b) to record owners of the ARP Shares to be redeemed and the Paying Agent. The Company will deposit with the Paying Agent funds sufficient to redeem the specified number of ARP Shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 3:00 p.m., New York City time (12:00 noon, City of Los Angeles time), on the Mandatory Redemption Date. If fewer than all of the Outstanding ARP Shares are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Company shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. “Mandatory Redemption Price” means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

(b) In the event of a redemption pursuant to Section 3(a), the Company will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Company shall deliver a notice of redemption to the Auction Agent (the “Notice of Redemption”) containing the information set forth below (1) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders, and (2) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of ARP Shares called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Company). The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of ARP Shares at their addresses appearing on the share records of the Company. Such Notice of Redemption will set forth (1) the date fixed for redemption, (2) the number and identity of ARP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

(c) Notwithstanding the provisions of paragraph (a) of this Section 3, but subject to Section 7(f) of Part I hereof, no ARP Shares may be redeemed unless all dividends in arrears on the Outstanding ARP Shares and all shares of capital stock of the Company ranking on a parity with the ARP Shares with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding ARP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding ARP Shares.

(d) Upon the deposit of funds on the date fixed for redemption sufficient to redeem ARP Shares with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Company has maintained the requisite ARP Shares Basic Maintenance Amount or the 1940 Act ARP Shares Asset Coverage), and all rights of the Holder of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. Upon written request, the Company shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the ARP Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of ARP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Company upon its written request, after which time the Holders of ARP Shares so called for redemption may look only to the Company for payment of the redemption price and all other amounts, if any, to which they may be entitled.

(e) To the extent that any redemption for which a Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem ARP Shares called for redemption shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Company shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Company may not have redeemed ARP Shares for which a Notice of Redemption has been given, dividends may be declared and paid on ARP Shares and shall include those ARP Shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

(f) All moneys paid to the Paying Agent for payment of the redemption price of ARP Shares called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of shares so to be redeemed.

(g) So long as any ARP Shares called for redemption are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

(h) Except for the provisions described above, nothing contained in these terms of the ARP Shares limits any right of the Company to purchase or otherwise acquire any ARP Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any ARP Shares for which Notice of Redemption has been given and the Company is in compliance with the 1940 Act ARP Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If fewer than all the Outstanding ARP Shares are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

(i) In the case of any redemption pursuant to this Section 3, only whole ARP Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

(j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(f) and 11 of Part I hereof, the Board of Directors may authorize, create or issue any class or series of shares of capital stock, including other series of ARP Shares, ranking prior to or on a parity with the ARP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, to the extent permitted by the 1940 Act, as amended, if, upon issuance, the Company would meet the 1940 Act ARP Shares Asset Coverage, the ARP Shares Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.

4. Designation of Dividend Period.  (a) The initial Dividend Period for the ARP Shares is as set forth under “Designation” above. The Company will designate the duration of subsequent Dividend Periods of ARP Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (1) notice thereof shall have been given as provided herein, (2) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, ARP Shares shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (4) if the Company shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (5) in the case of the designation of a Special Dividend Period, the Company has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount, and the Company has consulted with the Broker-Dealers and has provided notice of such designation and a ARP Shares Basic Maintenance Report to Moody’s (if Moody’s is then rating the ARP Shares), Fitch (if Fitch is then rating the ARP Shares) and any Other Rating Agency which is then rating the ARP Shares and so requires.

(b) If the Company proposes to designate any Special Dividend Period, not fewer than seven (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (1) made by press release and (2) communicated by the Company by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Company proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Company will by 3:00 p.m., New York City time (12:00 noon, City of Los Angeles time), on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

No later than 3:00 p.m., New York City time (12:00 noon, City of Los Angeles time), on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Company shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(i) a notice stating (A) that the Company has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(ii) a notice stating that the Company has determined not to exercise its option to designate a Special Dividend Period.

If the Company fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (5) of paragraph (a) of this Section 4 by 3:00 p.m., New York City time (12:00 noon, City of Los Angeles time), on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Company shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

5. Restrictions on Transfer.  ARP Shares may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Company or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding ARP Shares through different Broker-Dealers, advises the Auction Agent of such transfer. The certificate representing the ARP Shares issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

6. Voting Rights.  (a) Except for matters which do not require the vote of holders of Shares of preferred stock under the 1940 Act and except as otherwise provided in the Charter or Bylaws, herein or as otherwise required by applicable law, (1) each holder of ARP Shares shall be entitled to one vote for each ARP Share held on each matter submitted to a vote of stockholders of the Company, and (2) the holders of Outstanding Preferred Stock, including the ARP Shares, and Common Stock shall vote together as a single class on all matters submitted to stockholders; provided, however, that the holders of Outstanding Preferred Stock, including the ARP Shares, shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of stock of the Company, to elect two Directors of the Company. The identity and class (if the Board of Directors is then classified) of the nominees for such Directors may be fixed by the Board of Directors. Subject to paragraph (b) of this Section 6, the holders of outstanding Common Stock and Preferred Stock, including the ARP Shares, voting together as a single class, shall elect the balance of the Directors.

(b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a “Voting Period”), the number of Directors constituting the Board of Directors shall automatically increase by the smallest number that, when added to the two Directors elected exclusively by the holders of Preferred Stock, including the ARP Shares, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of Preferred Stock, including the ARP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Company), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

(i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Stock equal to at least two full years’ dividends shall be due and unpaid; or

(ii) if at any time holders of any Preferred Stock are entitled under the 1940 Act to elect a majority of the Directors of the Company.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Stock, including the ARP Shares, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

(c) As soon as practicable after the accrual of any right of the holders of Preferred Stock, including the ARP Shares, to elect additional Directors as described in paragraph (b) of this Section 6, the Company shall notify the Auction Agent, and the Auction Agent shall instruct the Directors to call a special meeting of such holders, and mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of mailing of such notice. If the Company fails to send such notice to the Auction Agent or if a special meeting is not called, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Stock, including the ARP Shares, held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Company), shall be entitled to elect the number of Directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

(d) The terms of office of all persons who are Directors of the Company at the time of a special meeting of holders of the ARP Shares and holders of other Preferred Stock to elect Directors shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of Directors that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Directors elected by such holders and the remaining incumbent Directors, shall constitute the duly elected Directors of the Company.

(e) Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the holders of the ARP Shares and holders of other Preferred Stock pursuant to paragraph (b) of this Section 6 shall terminate, the number of Directors constituting the Board of Directors shall decrease accordingly, the remaining Directors shall constitute the Directors of the Company and the voting rights of such holders to elect additional Directors pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

(f) So long as any of the shares of Preferred Stock, including the ARP Shares, are Outstanding, the Company will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Stock determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act (a “1940 Act Majority”), voting as a separate class:

(i) amend, alter or repeal any of the preferences, rights or powers of such class of Preferred Stock so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below;

(ii) create, authorize or issue shares of any class of shares of stock ranking senior to or on a parity with the Preferred Stock with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on a parity with the Preferred Stock or reclassify any authorized shares of capital stock of the Company into any shares ranking senior to or on a parity with the Preferred Stock (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Directors, without the vote or consent of the holders of the Preferred Stock, including the ARP Shares, may from time to time authorize, create and classify, and the Company may from time to time issue, shares or series of Preferred Stock, including other series of ARP Shares, ranking on a parity with the ARP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Company, and may authorize, reclassify and/or issue any additional ARP Shares, including shares previously purchased or redeemed by the Company, subject to continuing compliance by the Company with 1940 Act ARP Shares Asset Coverage and ARP Shares Basic Maintenance Amount requirements);

(iii) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;

(iv) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Company’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the ARP Shares or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions; (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (v) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Company’s custodian and the Auction Agent; or

(v) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Company may borrow and issue senior securities as may be permitted by the Company’s investment restrictions; provided, however, that transfers of assets by the Company subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Company has Eligible Assets with an aggregate Discounted Value at least equal to the ARP Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

(g) The affirmative vote of the holders of a 1940 Act Majority of the Outstanding Preferred Stock, including the ARP Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Company under Section 13(a) of the 1940 Act.

(h) The affirmative vote of the holders of a 1940 Act Majority of the Outstanding shares of any series of Preferred Stock, including the ARP Shares, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Company’s shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Stock and/or Preferred Stock, if any, necessary to authorize the action in question.

(i) The rights of the ARP Shares or the Holders thereof, including, without limitation, the interpretation or applicability of any or all covenants or other obligations of the Company contained herein or of the definitions of the terms contained herein, all such covenants, obligations and definitions having been adopted pursuant to Rating Agency Guidelines, may from time to time be modified, altered or repealed by the Board of Directors in its sole discretion, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating of any Rating Agency with respect to the ARP Shares or revising the Company’s investment restrictions or policies consistent with guidelines of any Rating Agency, and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of ARP Shares or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of the ARP Shares) that any such modification, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

The terms of the ARP Shares are subject to the Rating Agency Guidelines, as reflected in a written document and as amended from time to time by the respective Rating Agency, for so long as the ARP Shares are then rated by the applicable Rating Agency. Such Rating Agency Guidelines may be amended by the respective Rating Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of shares of Preferred Stock, including any series of ARP Shares, or any other stockholder of the Company.

In addition, subject to compliance with applicable law, the Board of Directors may modify the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Stock, including the ARP Shares, or any other stockholder of the Company, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the ARP Shares Basic Maintenance Amount.

(j) Unless otherwise required by law, Holders of ARP Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of ARP Shares shall have no rights to cumulative voting. If the Company fails to pay any dividends on the ARP Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 6.

(k) The foregoing voting provisions will not apply with respect to the ARP Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

7. Liquidation Rights.  (a) Upon the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, the Holders of ARP Shares then outstanding, together with holders of shares of any class of shares ranking on a parity with the ARP Shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Company (or the proceeds thereof) available for distribution to its stockholders after satisfaction of claims of creditors of the Company an amount equal to the liquidation preference with respect to such shares. The liquidation preference for ARP Shares shall be $[ ] per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or otherwise, is permitted under the MGCL, amounts that would be needed, if the Company were to be dissolved at the time of distribution, to satisfy the liquidation preference of the ARP Shares will not be added to the Company’s total liabilities.

(b) If, upon any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the assets of the Company available for distribution among the holders of all outstanding Preferred Stock, including the ARP Shares, shall be insufficient to permit the payment in full to holders of the amounts to which they are entitled, then the available assets shall be distributed among the holders of all outstanding Preferred Stock, including the ARP Shares, ratably in any distribution of assets according to the respective amounts which would be payable on all the shares if all amounts thereon were paid in full.

(c) Upon the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, until payment in full is made to the holders of ARP Shares of the liquidation distribution to which they are entitled, (1) no dividend or other distribution shall be made to the holders of Common Stock or any other class of shares of capital stock of the Company ranking junior to ARP Shares upon dissolution, liquidation or winding up and (2) no purchase, redemption or other acquisition for any consideration by the Company shall be made in respect of the Common Stock or any other class of shares of capital stock of the Company ranking junior to ARP Shares upon dissolution, liquidation or winding up.

(d) A consolidation, reorganization or merger of the Company with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Company in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

(e) After the payment to the holders of Preferred Stock, including ARP Shares, of the full preferential amounts provided for in this Section 7, the holders of Preferred Stock, including ARP Shares, as such shall have no right or claim to any of the remaining assets of the Company.

(f) If the assets of the Company or proceeds thereof available for distribution to the Holders of ARP Shares, upon any dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with ARP Shares unless proportionate distributive amounts shall be paid on account of the ARP Shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

(g) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with ARP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, after payment shall have been made in full to the holders of the ARP Shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to ARP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the ARP Shares shall not be entitled to share therein.

8. Auction Agent.  For so long as any ARP Shares are Outstanding, the Auction Agent, duly appointed by the Company to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Company and its Affiliates (which, however, may engage or have engaged in business transactions with the Company or its Affiliates) and at no time shall the Company or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any ARP Shares are outstanding, the Company shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

9. 1940 Act ARP Shares Asset Coverage.  The Company shall maintain, as of the last Business Day of each month in which any shares of the ARP Shares are Outstanding, asset coverage with respect to the ARP Shares which is equal to or greater than the 1940 Act ARP Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy if the Company fails to do so.

10. ARP Shares Basic Maintenance Amount.  So long as the ARP Shares are Outstanding and Moody’s, Fitch or any Other Rating Agency which so requires is then rating the shares of the ARP Shares, the Company shall maintain, as of each Valuation Date, Moody’s Eligible Assets (if Moody’s is then rating the ARP Shares), Fitch Eligible Assets (if Fitch is then rating the ARP Shares) and (if applicable) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the ARP Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Company fails to do so.

11. Certain Other Restrictions.  For so long as any ARP Shares are Outstanding and any Rating Agency is then rating such shares, the Company will not, unless it has received written confirmation from each such rating agency that any such action would not impair the rating then assigned by such Rating Agency to such shares, engage in certain proscribed transactions set forth in the Rating Agency Guidelines.

12. Compliance Procedures for Asset Maintenance Tests.  For so long as any ARP Shares are Outstanding and Moody’s, Fitch or any Other Rating Agency which so requires is then rating such shares, the Company shall deliver to each rating agency which is then rating ARP Shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act ARP Shares Asset Coverage, ARP Shares Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines.

13. Notice.  All notices or communications hereunder, unless otherwise specified in these terms of the ARP Shares, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these terms of the ARP Shares or by the MGCL for notices of Stockholders’ meetings.

14. Waiver.  To the extent permitted by Maryland law, holders of a 1940 Act Majority of the Outstanding Preferred Stock, including the ARP Shares, acting collectively or voting separately from any other series, may by affirmative vote waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Directors.

15. Termination.  If no ARP Shares are outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Company under these terms of the ARP Shares, shall terminate.

16. Facts Ascertainable Outside Charter.  Subject to the provisions of these terms of the ARP Shares, the Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by these terms of the ARP Shares or required by applicable law), modify these terms of the ARP Shares to reflect any modification hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(i) hereof or otherwise without stockholder approval. To the extent permitted by applicable law, the Board of Directors may interpret, modify or adjust the provisions of these terms of the ARP Shares to resolve any inconsistency or ambiguity or to remedy any defect.

17. Definitions.  As used in Part I and Part II of these terms of the ARP Shares, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a) “AA” Composite Commercial Paper Rate” on any date means (i) the interest equivalent of the 30-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter, or the 180-day rate, in the case of all other Dividend Periods on commercial paper on behalf of issuers whose corporate bonds are rated “AA” by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the “AA” Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Company. For purposes of this definition, (A) “Commercial Paper Dealers” shall mean (1) [          ]; (2) in lieu of any thereof, its respective affiliate or successor; and (3) if any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Company, and (B) “interest equivalent” of a rate stated on a discount basis for commercial paper of a given number of days’ maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

(b) “Affiliate” means any person controlled by, in control of or under common control with the Company; provided that no Broker-Dealer controlled by, in control of or under common control with the Company shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation, one of the directors, directors or executive officers of which also is a Director of the Company be deemed to be an Affiliate solely because such Director, director or executive officer also is a Director of the Company.

(c) “Agent Member” means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

(d) “All Hold Rate” means 80% of the “AA” Composite Commercial Paper Rate.

(e) “Applicable Percentage” means the percentage associated with the lower of the credit ratings assigned to the ARP Shares by Moody’s or Fitch, as follows:

Moody’s	Fitch	Applicable
Credit Rating	Credit Rating	Percentage

%
%
%
%

(f) “Applicable Rate” means, with respect to the ARP Shares for each Dividend Period (i) if Sufficient Clearing Bids exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Bids do not exist for the Auction in respect thereof, the Maximum Rate, (iii) in the case where all the ARP Shares are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate, and (iv) if an Auction is not held for any reason (including the circumstance where there is no Auction Agent or Broker-Dealer), the Maximum Rate.

(g) “Asset Coverage Cure Date” has the meaning set forth in Section 3(a)(ii).

(h) “Auction” means each periodic operation of the procedures set forth under “Auction Procedures.”

(i) “Auction Agent” means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Company to follow the Auction Procedures for the purpose of determining the Applicable Rate.

(j) “Auction Date” means the first Business Day immediately preceding the first day of a Dividend Period.

(k) “Auction Procedures” means the procedures for conducting Auctions set forth in Part II hereof.

(l) “Beneficial Owner,” with respect to ARP Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as a holder of shares of the series.

(m) “Bid” shall have the meaning specified in paragraph (a) of Section 1 of Part II of these terms of the ARP Shares.

(n) “Bidder” shall have the meaning specified in paragraph (a) of Section 1 of Part II of these terms of the ARP Shares; provided, however, that neither the Company nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Company may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

(o) “Board of Directors” or “Board” means the Board of Directors of the Company or any duly authorized committee thereof as permitted by applicable law.

(p) “Broker-Dealer” means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Company and has entered into a Broker-Dealer Agreement that remains effective.

(q) “Broker-Dealer Agreement” means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which the Broker-Dealer agrees to follow the Auction Procedures.

(r) “Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

(s) “Commercial Paper Dealers” has the meaning set forth in the definition of “AA” Composite Commercial Paper Rate.

(t) “Commission” means the Securities and Exchange Commission.

(u) “Common Stock” means the shares of common stock, par value $.001 per share, of the Company.

(v) “Default” has the meaning set forth in Section 2(c)(ii) of this Part I.

(w) “Default Period” has the meaning set forth in Section 2(c)(ii) of this Part I.

(x) “Default Rate” means the Reference Rate multiplied by three (3).

(y) “Deposit Securities” means cash and any obligations or securities, including Short-Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-1 or SP-1 by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered “Deposit Securities” only if they are also rated at least P-2 by Moody’s.

(z) “Discounted Value” has the meaning set forth in the Rating Agency Guidelines.

(aa) “Dividend Default” has the meaning set forth in Section 2(c)(ii) of this Part I.

(bb) “Dividend Payment Date” with respect to the ARP Shares means any date on which dividends are payable pursuant to Section 2(b) of this Part I.

(cc) “Dividend Period” means, with respect to the ARP Shares, the period commencing on the Original Issue Date thereof and ending on the date specified for such series on the Original Issue Date thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Company.

(dd) “Eligible Assets” means Fitch’s Eligible Assets or Moody’s Eligible Assets (if Moody’s or Fitch are then rating the ARP Shares) and/or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the ARP Shares), whichever is applicable.

(ee) “Existing Holder,” with respect to shares of a series of ARP Shares, shall mean a Broker-Dealer that is listed on the records of the Auction Agent as a holder of shares of such series.

(ff) “Fitch” means Fitch Ratings and its successors at law.

(gg) “Fitch Discount Factor” means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Company’s assets in connection with Fitch’s ratings of ARP Shares.

(hh) “Fitch’s Eligible Assets” means assets of the Company set forth in the Fitch’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Company’s assets in connection with Fitch’s ratings of ARP Shares.

(ii) “Fitch Guidelines” mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch’s ratings of ARP Shares.

(jj) “Holder” means, with respect to ARP Shares, the registered holder of ARP Shares as the same appears on the stock ledger or stock records of the Company.

(kk) “Hold Order” shall have the meaning specified in paragraph (a) of Section 1 of Part II of these terms of the ARP Shares.

(ll) “LIBOR” on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by [          ] or its successors) as of 11:00 a.m., London time, on the day that is the London Business Day on the Auction Date or, if the Auction Date is not a London Business Day, the London Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) [          ] shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by [          ] by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by [          ] to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by [          ] (after obtaining the Company’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by [          ] (after obtaining the Company’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if [          ] is not a Broker-Dealer or does not quote a rate required to determine the LIBOR, the LIBOR will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Company to provide such rate or rates not being supplied by [          ]; provided further, that if [          ] and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR shall be the most recently determinable LIBOR. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(mm) “London Business Day” means any day on which commercial banks are generally open for business in London.

(nn) “ARP Shares” means Series [  ] Auction Rate Preferred Stock, liquidation preference $[     ] per share.

(oo) “ARP Shares Basic Maintenance Amount” as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

(pp) “Mandatory Redemption Date” has the meaning set forth in Section 3(a)(iii) of this Part I.

(qq) “Mandatory Redemption Price” has the meaning set forth in Section 3(a)(iii) of this Part I.

(rr) “Market Value” means the market value of an asset of the Company as determined as follows:

For equity securities, the value obtained from readily available market quotations. If an equity security is not traded on an exchange or not available from a Board-approved pricing service, the value obtained from written broker-dealer quotations. For fixed-income securities, the value obtained from readily available market quotations based on the last updated sale price or the value obtained from a pricing service or the value obtained from a written broker-dealer quotation from a dealer who has made a market in the security. Market value for other securities will mean the value obtained pursuant to the Company’s Valuation procedures. If the market value of a security cannot be obtained, or the Company’s investment adviser determines that the value of a security as so obtained does not represent the fair value of a security, fair value for that security shall be determined pursuant to methodologies established by the Board of Directors.

(ss) “Maximum Rate” means, on any date on which the Applicable Rate is determined, the rate equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the ARP Shares Basic Maintenance Amount.

(tt) “Minimum Rate” means, on any Auction Date with respect to a Dividend Period of 30 days or fewer, 70% of the “AA” Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Dividend Period of more than the Standard Dividend Period.

(uu) “Moody’s” means Moody’s Investors Service, Inc. or its successors.

(vv) “Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines as eligible for use in calculating the Discounted Value of the Company’s assets in connection with Moody’s ratings of ARP Shares.

(ww) “Moody’s Eligible Assets” means assets of the Company set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Company’s assets in connection with Moody’s ratings of ARP Shares.

(xx) “Moody’s Guidelines” mean the guidelines provided by Moody’s, as may be amended from time to time, in connection with Moody’s ratings of ARP Shares.

(yy) “1940 Act” means the Investment Company Act of 1940, as amended from time to time.

(zz) “1940 Act ARP Shares Asset Coverage” means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Company which are stock, including all outstanding ARP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

(aaa) “Notice of Redemption” means any notice with respect to the redemption of ARP Shares pursuant to Section 3.

(bbb) “Order” shall have the meaning specified in paragraph (a) of Section 1 of Part II of these terms of the ARP Shares.

(ccc) “Original Issue Date” means, with respect to the ARP Shares, [     ], [     ].

(ddd) “Other Rating Agency” means any rating agency other than Fitch or Moody’s then providing a rating for the ARP Shares pursuant to the request of the Company.

(eee) “Other Rating Agency Discount Factor” means the discount factors set forth in the Other Rating Agency Guidelines as eligible for use in calculating the Discounted Value of the Company’s assets in connection with such Other Rating Agency’s ratings of ARP Shares.

(fff) “Other Rating Agency Eligible Assets” means assets of the Company designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Company’s assets in connection with such Other Rating Agency’s rating of ARP Shares.

(ggg) “Other Rating Agency Guidelines” means the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of ARP Shares.

(hhh) “Outstanding” or “outstanding” means, as of any date, ARP Shares theretofore issued by the Company except, without duplication, (i) any ARP Shares theretofore canceled, redeemed or repurchased by the Company, or delivered to the Auction Agent for cancellation or with respect to which the Company has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such ARP Shares and (ii) any ARP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the ARP Shares to which the Company or any Affiliate of the Company shall be the Existing Holder (as of the record date for determining such rights) shall be disregarded and not deemed outstanding; (B) in connection with any Auction, any ARP Shares as to which the Company or any person known to the Auction Agent (based on information provided to the Auction Agent in writing and without any duty of inquiry) to be an Affiliate of the Company shall be the Existing Holder thereof shall be disregarded and deemed not to be outstanding; and (C) for purposes of determining the ARP Shares Basic Maintenance Amount, ARP Shares held by the Company shall be disregarded and not deemed outstanding but shares held by any Affiliate of the Company shall be deemed outstanding.

(iii) “Paying Agent” means The Bank of New York, a New York banking corporation, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Company to serve as paying agent.

(jjj) “Person” or “person” means and includes an individual, a partnership, a trust, a Company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(kkk) “Potential Beneficial Owner,” with respect to shares of a series of ARP Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

(lll) “Potential Holder,” with respect to shares of a series of ARP Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Company) that is not an Existing Holder of ARP Shares of such series or that is an Existing Holder of ARP Shares of such series that wishes to become the Existing Holder of additional ARP Shares of such series.

(mmm) “Preferred Stock” means the shares of preferred stock, par value $.001 per share, including the ARP Shares, of the Company from time to time.

(nnn) “Rating Agency” means each of Fitch (if Fitch is then rating ARP Shares), Moody’s (if Moody’s is then rating ARP Shares), and any Other Rating Agency.

(ooo) “Rating Agency Guidelines” mean Fitch Guidelines (if Fitch is then rating ARP Shares), Moody’s Guidelines (if Moody’s is then rating ARP Shares) and any Other Rating Agency Guidelines (if any Other Rating Agency is then rating ARP Shares), whichever is applicable.

(ppp) “Redemption Default” has the meaning set forth in Section 2(c)(ii) of this Part I.

(qqq) “Redemption Price” has the meaning set forth in Section 3(a)(i) of this Part I.

(rrr) “Reference Rate” means, with respect to the determination of the Maximum Rate and Default Rate, the greater of (1) the applicable “AA” Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more), or (2) the applicable LIBOR.

(sss) “Securities Depository” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Company that agrees to follow the procedures required to be followed by such securities depository in connection with the ARP Shares.

(ttt) “Sell Order” shall have the meaning specified in paragraph (a) of Section 1 of Part II of these terms of the ARP Shares.

(uuu) “Special Dividend Period” means a Dividend Period that is not a Standard Dividend Period.

(vvv) “Specific Redemption Provisions” means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a “Non-Call Period”) determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special

Dividend Period are not subject to redemption at the option of the Company pursuant to Section 3(a)(ii) and (ii) a period (a “Premium Call Period”), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Company’s option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) at a price per share equal to $[ ] plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $[ ] or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

(www) “Standard Dividend Period” means a Dividend Period of           days.

(xxx) “S&P” means Standard & Poor’s.

(yyy) “Submission Deadline” means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

(zzz) “Submitted Bid” shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the ARP Shares.

(aaaa) “Submitted Hold Order” shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the ARP Shares.

(bbbb) “Submitted Order” shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the ARP Shares.

(cccc) “Submitted Sell Order” shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the ARP Shares.

(dddd) “Sufficient Clearing Bids” shall have the meaning specified in paragraph (a) of Section 3 of Part II of these terms of the ARP Shares.

(eeee) “Treasury Index Rate” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

(ffff) “Valuation Date” has the meaning set forth in the Rating Agency Guidelines.

(gggg) “Winning Bid Rate” has the meaning set forth in Section 3(a)(iii) of Part II of these terms of the ARP Shares.

18. Interpretation.  References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or Part II hereof, as the case may be, unless specifically identified otherwise.

PART II: AUCTION PROCEDURES

1. Orders.  (a) Prior to the Submission Deadline on each Auction Date for shares of a series of ARP Shares:

(i) each Beneficial Owner of shares of the series may submit to its Broker-Dealer information as to:

(A) the number of Outstanding shares, if any, of the series held by the Beneficial Owner which the Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of the series for the next succeeding Dividend Period of the shares;

(B) the number of Outstanding shares, if any, of the series held by the Beneficial Owner which the Beneficial Owner offers to sell if the Applicable Rate for shares of the series for the next succeeding Dividend Period of shares of the series shall be less than the rate per annum specified by the Beneficial Owner; and/or

(C) the number of Outstanding shares, if any, of the series held by the Beneficial Owner which the Beneficial Owner offers to sell without regard to the Applicable Rate for shares of the series for the next succeeding Dividend Period of shares of the series; and

(ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of that series which each Potential Beneficial Owner offers to purchase if the Applicable Rate for shares for the next succeeding Dividend Period of shares of that series shall not be less than the rate per annum specified by the Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”

(b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of ARP Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A) the number of outstanding shares of the series specified in the Bid if the Applicable Rate for shares of the series determined on the Auction Date shall be less than the rate specified therein;

(B) the number or a lesser number of outstanding shares of the series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of the series determined on the Auction Date shall be equal to the rate specified therein; or

(C) the number of outstanding shares of the series specified in the Bid if the rate specified therein shall be higher than the Maximum Rate for shares of the series, or the number or a lesser number of outstanding shares of the series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of the series and Sufficient Clearing Bids for shares of the series do not exist.

(ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of ARP Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A) the number of Outstanding shares of the series specified in the Sell Order; or

(B) the number or a lesser number of outstanding shares of the series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of the series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of ARP Shares shall not be liable to any Person for failing to sell the shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) the shares were transferred by the Beneficial Owner thereof without compliance by the Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Company) with the provisions of Section 5 of Part I or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to the Broker-Dealer’s records, the Broker-Dealer believes it is not the Existing Holder of such shares.

(iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of ARP Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

(A) the number of outstanding shares of the series specified in the Bid if the Applicable Rate for shares of the series determined on the Auction Date shall be higher than the rate specified therein; or

(B) the number or a lesser number of outstanding shares of the series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of the series determined on the Auction Date shall be equal to the rate specified therein.

(C) No Order for any number of ARP Shares other than whole shares shall be valid.

2. Submission of Orders by Broker-Dealers to Auction Agent.  (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for ARP Shares of a series subject to an Auction on the Auction Date, designating itself (unless otherwise permitted by the Company) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for the shares:

(i) the name of the Bidder placing the Order (which shall be the Broker-Dealer unless otherwise permitted by the Company);

(ii) the aggregate number of shares of the series that are the subject of the Order;

(iii) to the extent that the Bidder is an Existing Holder of shares of the series:

(A) the number of shares, if any, of the series subject to any Hold Order of the Existing Holder;

(B) the number of shares, if any, of the series subject to any Bid of the Existing Holder and the rate specified in the Bid; and

(C) the number of shares, if any, of the series subject to any Sell Order of the Existing Holder; and

(iv) to the extent the Bidder is a Potential Holder of shares of the series, the rate and number of shares of the series specified in the Potential Holder’s Bid.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round the rate up to the next highest one thousandth (.001) of 1%.

(c) If an Order or Orders covering all of the Outstanding ARP Shares of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of the Existing Holder covering the number of outstanding shares of the series held by the Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the outstanding shares of the series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 7 Dividend Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of the Existing Holder covering the number of outstanding shares of the series held by the Existing Holder and not subject to Orders submitted to the Auction Agent.

(d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of outstanding ARP Shares of a series subject to an Auction held by the Existing Holder, the Orders shall be considered valid in the following order of priority:

(i) all Hold Orders for shares of the series shall be considered valid, but only up to and including in the aggregate the number of outstanding shares of the series held by such Existing Holder, and if the number of shares of the series subject to Hold Orders exceeds the number of outstanding shares of the series held by such Existing Holder, the number of shares subject to each Hold Order shall be reduced pro rata to cover the number of outstanding shares of the series held by such Existing Holder;

(ii) (A) any Bid for shares of the series shall be considered valid up to and including the excess of the number of outstanding shares of the series held by the Existing Holder over the number of shares of the series subject to any Hold Orders referred to in clause (i) above;

(B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of the series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of the series subject to Bids is greater than such excess, the Bids shall be considered valid up to and including the amount of the excess, and the number of shares of the series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the series equal to such excess;

(C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of the series is submitted to the Auction Agent with different rates, the Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of the excess; and

(D) in any such event, the number, if any, of Outstanding shares of the series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of the series by or on behalf of a Potential Holder at the rate therein specified; and

(iii) all Sell Orders for shares of the series shall be considered valid up to and including the excess of the number of Outstanding shares of the series held by the Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

(e) If more than one Bid for one or more shares of a series of ARP Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

(f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.  (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of ARP Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the series (each Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine for the series:

(i) the excess of the number of Outstanding shares of the series over the number of Outstanding shares of the series subject to Submitted Hold Orders (the excess being hereinafter referred to as the “Available ARP Shares” of such series);

(ii) from the Submitted Orders for shares of such series whether:

(A) the number of Outstanding shares of the series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of the series; exceeds or is equal to the sum of:

(B) the number of Outstanding shares of the series subject to Submitted Bids of Existing Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of the series; and

(C) the number of Outstanding shares of the series subject to Submitted Sell Orders (in the event the excess or the equality exists (other than because the number of shares of the series in subclauses (B) and (C) above is zero because all of the Outstanding shares of the series are subject to Submitted Hold Orders), the Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for shares of the series); and

(iii) if Sufficient Clearing Bids for shares of the series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for shares of such series) which if:

(A) (I) each Submitted Bid of Existing Holders specifying the lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling the Existing Holders to continue to hold the shares of the series that are subject to the Submitted Bids; and

(B) (I) each Submitted Bid of Potential Holders specifying the lowest rate and (II) all other the Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the series which, when added to the number of Outstanding shares of the series to be purchased by the Potential Holders described in subclause (B) above, would equal not less than the Available ARP Shares of the series. (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Company of the Minimum Rate and Maximum Rate for shares of the series of ARP Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of the series for the next succeeding Dividend Period thereof as follows:

(i) if Sufficient Clearing Bids for shares of the series exist, that the Applicable Rate for all shares of the series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of the series so determined;

(ii) if Sufficient Clearing Bids for shares of the series do not exist (other than because all of the Outstanding shares of the series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of the series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of the series; or

(iii) if all of the Outstanding shares of the series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of the series for the next succeeding Dividend Period thereof shall be All Hold Rate.

4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.  Existing Holders shall continue to hold the ARP Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

(a) If Sufficient Clearing Bids for shares of a series of ARP Shares have been made, all Submitted Sell Orders with respect to shares of the series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of the series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of the series shall be rejected:

(i) Existing Holders’ Submitted Bids for shares of the series specifying any rate that is higher than the Winning Bid Rate for shares of the series shall be accepted, thus requiring each Existing Holder to sell the ARP Shares subject to the Submitted Bids;

(ii) Existing Holders’ Submitted Bids for shares of the series specifying any rate that is lower than the Winning Bid Rate for shares of the series shall be rejected, thus entitling each Existing Holder to continue to hold the ARP Shares subject to the Submitted Bids;

(iii) Potential Holders’ Submitted Bids for shares of the series specifying any rate that is lower than the Winning Bid Rate for shares of the series shall be accepted;

(iv) Each Existing Holder’s Submitted Bid for shares of the series specifying a rate that is equal to the Winning Bid Rate for shares of the series shall be rejected, thus entitling the Existing Holder to continue to hold the ARP Shares subject to the Submitted Bid, unless the number of Outstanding ARP Shares subject to all Submitted Bids shall be greater than the number of ARP Shares (“remaining shares”) in the excess of the Available ARP Shares of the series over the number of ARP Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event the Submitted Bid of the Existing Holder shall be rejected in part, and the Existing Holder shall be entitled to continue to hold ARP Shares subject to the Submitted Bid, but only in an amount equal to the number of ARP Shares of the series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding ARP Shares held by the Existing Holder subject to the Submitted Bid and the denominator of which shall be the aggregate number of Outstanding ARP Shares subject to the Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of the series; and

(v) Each Potential Holder’s Submitted Bid for shares of the series specifying a rate that is equal to the Winning Bid Rate for shares of the series shall be accepted but only in an amount equal to the number of shares of the series obtained by multiplying the number of shares in the excess of the Available ARP Shares of the series over the number of ARP Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding ARP Shares subject to the Submitted Bid and the denominator of which shall be the aggregate number of Outstanding ARP Shares subject to Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of the series.

(b) If Sufficient Clearing Bids for shares of a series of ARP Shares have not been made (other than because all of the Outstanding shares of the series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of the series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of the series shall be rejected:

(i) Existing Holders’ Submitted Bids for shares of the series specifying any rate that is equal to or lower than the Maximum Rate for shares of the series shall be rejected, thus entitling Existing Holders to continue to hold the ARP Shares subject to the Submitted Bids;

(ii) Potential Holders’ Submitted Bids for shares of the series specifying any rate that is equal to or lower than the Maximum Rate for shares of the series shall be accepted; and

(iii) Each Existing Holder’s Submitted Bid for shares of the series specifying any rate that is higher than the Maximum Rate for shares of the series and the Submitted Sell Orders for shares of the series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any Submitted Bid or Submitted Sell Order to sell the shares of the series subject to the Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of the series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of the series held by the Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

(c) If all of the Outstanding shares of a series of ARP Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of the series shall be rejected.

(d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of ARP Shares on any Auction Date, the Auction Agent shall, in the manner as it shall determine in its sole discretion, round up or down the number of ARP Shares of the series to be purchased or sold by any Existing Holder or Potential Holder on the Auction Date as a result of the procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on the Auction Date shall be whole shares of ARP Shares.

(e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of ARP Shares on any Auction Date, the Auction Agent shall, in the manner as it shall determine in its sole discretion, allocate ARP Shares of the series or purchase among Potential Holders so that only whole shares of ARP Shares of the series are purchased on the Auction Date as a result of such procedures by any Potential Holder, even if the allocation results in one or more Potential Holders not purchasing ARP Shares of the series on the Auction Date.

(f) Based on the results of each Auction for shares of a series of ARP Shares, the Auction Agent shall determine the aggregate number of shares of the series to be purchased and the aggregate number of shares of the series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that the aggregate number of shares to be purchased and the aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, ARP Shares of the series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of ARP Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for the shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver the shares against payment therefor, partial deliveries of ARP Shares that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ Submitted Bids for shares of the series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

(g) Neither the Company nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver ARP Shares of any series or to pay for ARP Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

SECOND: The shares of Series [          ] Auction Rate Preferred Stock have been classified and designated by the Board of Directors under the authority contained in the charter.

THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FOURTH: The undersigned President of the Company acknowledges these Articles Supplementary to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to by its Secretary on this [     ]th day of [          ], [          ].

ATTEST:	KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

David J. Shladovsky	Kevin S. McCarthy
Secretary	President

APPENDIX C

DESCRIPTION OF RATINGS

Following is a description of the debt securities rating categories used by Moody’s Investors Service, Inc., Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) and Fitch Ratings.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa:  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:  Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics

Ba:  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:  Obligations rated B are considered speculative and are subject to high credit risk.

Caa:  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:  Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Highest Ratings of State and Municipal Notes and Other Short-Term Loans

Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, “VMIG”). Such ratings recognize the differences between short- term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

MIG-1:  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2:  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3:  This designation acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG:  This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG 1:  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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VMIG 2:  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3:  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG:  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Short Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1:  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by,

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and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA:  An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:  An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:  An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB:  An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C:  A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI:  The rating CI is reserved for income bonds on which no interest is being paid.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

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Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings:  The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.:  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C:  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

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D:  A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Ratings

Long-Term Credit Ratings

Investment Grade

“AAA” — Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.

“AA” — Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” — Good credit quality.  ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

“BB” — Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” — Highly speculative.  ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC”, “CC”, “C” — High default risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ’CC’ rating indicates that default of some kind appears probable. ’C’ ratings signal imminent default.

“DDD”, “DD”, And “D” Default — The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ’DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ’DD’ indicates potential recoveries in the range of 50%-90%, and ’D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ’DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ’DD’ and ’D’ are generally

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undergoing a formal reorganization or liquidation process; those rated ’DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ’D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F1” — Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” — Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” — Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” — High default risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D” — Default.  Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “−” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ’F1’.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn” — A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

“Rating Watch” — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ’stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

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KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PART C — Other Information

Item 25.	Financial Statements and Exhibits

1. Financial Statements:

The Registrant’s audited financial statements, notes to such financial statements and the report of independent registered public accounting firm thereon have been incorporated into Part B of the Registration Statement by reference to Registrant’s Annual Report for the fiscal year ended November 30, 2006 contained in its Form N-CSR as described on page S-[X] of the Statement of Additional Information.

2. Exhibits:

a. (1) Articles of Incorporation.*

(2) Form of Articles of Amendment and Restatement.**

(3) Form of Articles Supplementary relating to Preferred Stock, incorporated by reference to Appendix B of the Registrant’s Statement of Additional Information, filed herewith.

b. (1) By-Laws of Registrant. *

(2) Form of Amended and Restated Bylaws of Registrant. **

c. Voting Trust Agreement — none.

d. (1) Form of Common Share Certificate — to be filed by amendment.

(2) Form of Preferred Stock Certificate — to be filed by amendment.

(3) Form of Note — to be filed by amendment.

(4) Indenture of Trust — to be filed by amendment.

(5) Form of Supplemental Indenture of Trust — to be filed by amendment.

(6) Statement of Eligibility of Trustee on Form T-1 — to be filed by amendment.

(7) Fitch Guidelines and Moody’s Guidelines for Preferred Stock.*****

(8) Fitch Guidelines and Moody’s Guidelines Fitch Guidelines and Moody’s Guidelines for Notes — to be filed by amendment.

e. Form of Dividend Reinvestment Plan.****

f. Long-Term Debt Instruments — none.

g. (1) Investment Advisory Agreement between Registrant and Kayne Anderson Capital Advisors, L.P. — to be filed by amendment.***

(2) Form of Assignment of Investment Advisory Agreement from Kayne Anderson Capital Advisors, L.P. to KA Fund Advisors, LLC — to be filed by amendment.

h. (1) Form of Underwriting Agreement relating to Common stock — to be filed by amendment.

(2) Form of Underwriting Agreement relating to Preferred Stock — to be filed by amendment.

(3) Form of Underwriting Agreement relating to Notes — to be filed by amendment.

i. Bonus, Profit Sharing, Pension Plans — not applicable.

j. Form of Custody Agreement.***

k. Other Material Contracts.

(1) Administrative Services Agreement.***

(2) Transfer Agency Agreement.***

(3) Accounting Services Agreement.***

(4) Form of Auction Agency Agreement relating to Preferred Stock — to be filed by amendment.

(5) Form of Auction Agency Agreement relating to Notes — to be filed by amendment.

(6) Form of Broker-Dealer Agreement relating to Preferred Stock — to be filed by amendment.

(7) Form of Broker-Dealer Agreement relating to Notes — to be filed by amendment.

(8) Form of DTC Representations Letter for Preferred Stock.****

(9) Form of DTC Representations Letter for Notes — to be filed by amendment.

(10) Form of Revolving Credit Line Agreement with Custodial Trust Company — to be filed by amendment.

l. Opinion and Consent of Venable LLP — to be filed by amendment.

m. Non-Resident Officers/Directors — none.

n. Other Opinions and Consents — Consent of Registrant’s independent auditors — filed herewith.

o. Omitted Financial Statements — none.

p. Subscription Agreement — none.

q. Model Retirement Plans — none.

r. Code of Ethics.

(1) Code of Ethics of Registrant.***

(2) Code of Conduct of KA Fund Advisors, LLC — to be filed by amendment.

s. Power of Attorney for Ms. Costin and Messrs. Good, Isenberg, McCarthy, Morgan and Hart dated October   , 2007 — filed herewith.

*	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-124004) as filed with the Securities and Exchange Commission on April 11, 2005 and incorporated herein by reference.

**	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-124004) as filed with the Securities and Exchange Commission on June 3, 2005 and incorporated herein by reference.

***	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-124004) as filed with the Securities and Exchange Commission on June 22, 2005 and incorporated herein by reference.

****	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-129409) as filed with the Securities and Exchange Commission on December 14, 2005 and incorporated herein by reference.

*****	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-129409) as filed with the Securities and Exchange Commission on December 15, 2005 and incorporated herein by reference.

Item 26.	Marketing Arrangements

Reference is made to the forms of underwriting agreement for the Registrant’s common stock, Notes, and Preferred Stock to be filed in an amendment to the Registrant’s Registration Statement and the section entitled “Plan of Distribution” contained in Registrant’s Prospectus, filed herewith as Part A of Registrant’s Registration Statement.

Item 27.	Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$	*
Directors’ Fees and Expenses		*
Printing (other than certificates)		*
Registration fees		*
NYSE Listing Fees		*
Accounting fees and expenses		*
Legal fees and expenses		*
NASD fee		*
Rating Agency Fees		*
Miscellaneous		*

Total	$	*

*	To be completed by amendment

Item 28.	Persons Controlled by or Under Common Control

None.

Item 29.	Number of Holders of Securities

Title of Class	Number of Record Holders

Common Stock, $0.001 par value per share	*
Preferred Stock (Liquidation Preference $25,000 per share)	*

*	To be completed by amendment

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter and bylaws require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The information in the Statement of Additional Information under the caption “Management — Directors and Officers” is hereby incorporated by reference.

Part B and Schedules A and D of Form ADV of Registrant’s investment adviser, KA Fund Advisors, LLC (SEC File No. 801- 67089), incorporated herein by reference, sets forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 32.	Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not Applicable.

3. Not Applicable.

4. (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the 1933 Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the 1933 Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 11th day of October, 2007.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

By:	/s/ KEVIN MCCARTHY
Kevin McCarthy
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ KEVIN S. MCCARTHY Kevin S. McCarthy	Director, Chief Executive Officer and President (principal executive officer)	October 11, 2007

/s/ TERRY A. HART Terry A. Hart	Chief Financial Officer and Treasurer (principal financial and accounting officer)	October 11, 2007

/s/ ANNE K. COSTIN Anne K. Costin	Director	October 11, 2007

/s/ STEVEN C. GOOD Steven C. Good	Director	October 11, 2007

/s/ GERALD I. ISENBERG Gerald I. Isenberg	Director	October 11, 2007

/s/ MICHAEL C. MORGAN Michael C. Morgan	Director	October 11, 2007

INDEX TO EXHIBITS

Exhibit	Exhibit Name

(n)	Consent of Registrant’s independent auditors
(s)	Power of Attorney